As filed with the U.S. Securities and Exchange Commission on April 24, 2009

Registration No. 333-73444

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-7766

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO. 9 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 32 [X]

John Hancock Variable Life SEPARATE ACCOUNT UV

(Exact Name of Registrant)

John Hancock Life Insurance Company

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company

U.S. Insurance Law

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on May 1, 2009 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ]	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 1, 2009

for interests in

Separate Account UV

Interests are made available under

MAJESTIC VARIABLE ESTATE PROTECTION 98

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY

(“John Hancock”)

The policy provides fixed account options with fixed rates of return declared by John Hancock and the following investment accounts:

500 Index B	Franklin Templeton Founding Allocation	Optimized All Cap
Active Bond	Fundamental Value	Optimized Value
All Cap Core	Global	Overseas Equity
All Cap Growth	Global Allocation	Pacific Rim
All Cap Value	Global Bond	PIMCO VIT All Asset
Alpha Opportunities	Global Real Estate	Real Estate Securities
American Asset Allocation	Health Sciences	Real Return Bond
American Blue Chip Income and Growth	High Yield	Science & Technology
American Bond	International Core	Short-Term Bond
American Diversified Growth and Income	International Equity Index B	Small Cap Growth
American Fundamental Holdings	International Opportunities	Small Cap Index
American Global Diversification	International Small Cap	Small Cap Opportunities
American Growth	International Value	Small Cap Value
American Growth-Income	Investment Quality Bond	Small Company Value
American International	Large Cap	Strategic Bond
American New World	Large Cap Value	Strategic Income
Balanced	Lifestyle Aggressive	Total Bond Market B
Blue Chip Growth	Lifestyle Balanced	Total Return
Capital Appreciation	Lifestyle Conservative	Total Stock Market Index
Capital Appreciation Value	Lifestyle Growth	U.S. Government Securities
Core Allocation Plus	Lifestyle Moderate	U.S. High Yield Bond
Core Bond	Mid Cap Index	Utilities
Core Strategy	Mid Cap Intersection	Value
Disciplined Diversification	Mid Cap Stock	Brandes International Equity
Emerging Small Company	Mid Value	Business Opportunity Value
Equity-Income	Money Market B	Frontier Capital Appreciation
Financial Services	Natural Resources	Turner Core Growth

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•

The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus or minus the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the account value or the Total Sum Insured below certain minimum amounts.

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Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account UV (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account options are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the

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investment option’s underlying fund to increased portfolio transaction costs and/or disrupt the fund manager’s ability to effectively manage the fund’s investment portfolio in accordance with the fund’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing account value”) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value. We reserve the right to increase the premium tax and the DAC tax charges beyond the levels indicated on the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0-3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge	Upon payment of premium	30% of Target Premiums paid in policy year 1
15% of Target Premiums paid in policy years 2-5
10% of Target Premiums paid in policy years 6-10
4% of Target Premiums paid in policy years 11-20
3% of Target Premiums paid in policy years 21 and thereafter
3.5% of any premiums paid in excess of Target Premiums in policy years 1-10
3% of any premiums paid in excess of Target Premiums in policy year 11 and thereafter(1)
Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Premium processing charge	Upon payment of premium	1.25% of each premium paid(2)
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $20
(1)	The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy years 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

(2)	For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and the Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Rate	Current Rate
Insurance charge(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.20 per $1,000 of AAR	$83.20 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$ 0.003 per $1,000 of AAR
Issue charge	Monthly	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)	$55.55 only during policy years 1-5 plus 2¢ per $1,000 of Total Sum Insured at issue only during policy years 1-3(2)
Administrative charge	Monthly	$10 in all policy years plus 3¢ per $1,000 of Total Sum Insured at issue in all policy years	$7.50 in all policy years plus 1¢ per $1,000 of Total Sum Insured at issue in policy years 1-10 (3)
Guaranteed minimum death benefit charge(4)	Monthly, starting in policy year 11	3¢ per $1,000 of Basic Sum Insured at issue	1¢ per $1,000 of Basic Sum Insured at issue
M&E charge(5)	Daily from separate account assets	.00164% of assets	.00% of assets
Maximum policy loan interest rate(6)	Accrues daily, payable annually	5.00%	5.00%
(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a $1,000,000 policy issued to cover two 25 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is the rate in the first policy year for a $100,000 policy issued to cover two 99 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock representative.

(2)	The second part of this charge is guaranteed not to exceed $200.

(3)	For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

(4)	This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

(5)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to any fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .60% on a guaranteed basis and .00% on a current basis.

(6)	5.00% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.00% for policy year 21 and thereafter (although we reserve the right to increase the rate after the twentieth policy year to as much as 4.50%). The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
When Charge is
Charge	Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	2% of premiums paid in the first policy year up to the Target Premium
Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured

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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses	0.50%	1.64%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Diversified Growth and Income, American Global Diversification, American Growth, American Growth and Income, American Blue Chip Income and Growth, American Bond, American New World, American Fundamental Holdings and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2008.

As noted in the footnotes to the table, for certain portfolios John Hancock Investment Management Services, Inc. (the “Adviser”) has agreed to waive a portion of its fees or reimburse the portfolio for expenses when, and to the extent that, the net operating expenses exceed an agreed upon expense limitation. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursement or waiver occurred.

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
500 Index B2	0.47%	0.00%	0.03%	0.00%	0.50%
Active Bond[3]	0.60%	0.00%	0.04%	0.00%	0.64%
All Cap Core[3]	0.77%	0.00%	0.05%	0.00%	0.82%
All Cap Growth[3]	0.85%	0.00%	0.10%	0.00%	0.95%
All Cap Value[3]	0.85%	0.00%	0.09%	0.00%	0.94%
Alpha Opportunities[3,4]	1.02%	0.00%	0.04%	0.00%	1.06%
American Asset Allocation[5,6]	0.31%	0.60%	0.05%	0.00%	0.96%
American Blue Chip Income and Growth[5]	0.42%	0.60%	0.07%	0.00%	1.09%
American Bond[5]	0.39%	0.60%	0.05%	0.00%	1.04%
American Diversified Growth and Income[4,7]	0.05%	0.60%	0.04%	0.63%	1.32%
American Fundamental Holdings[4,7]	0.05%	0.60%	0.04%	0.40%	1.09%
American Global Diversification[4,7]	0.05%	0.60%	0.04%	0.63%	1.32%
American Growth[5]	0.32%	0.60%	0.05%	0.00%	0.97%
American Growth-Income[5]	0.27%	0.60%	0.05%	0.00%	0.92%
American International[5]	0.49%	0.60%	0.07%	0.00%	1.16%
American New World[4,5,6]	0.76%	0.60%	0.18%	0.00%	1.54%
Balanced[8]	0.84%	0.00%	0.07%	0.00%	0.91%
Blue Chip Growth[3,8]	0.81%	0.00%	0.04%	0.00%	0.85%
Capital Appreciation[3]	0.72%	0.00%	0.04%	0.00%	0.76%
Capital Appreciation Value[3,8,9]	0.95%	0.00%	0.15%	0.00%	1.10%
Core Allocation Plus[3,9]	0.92%	0.00%	0.22%	0.00%	1.14%
Core Bond[3,9]	0.64%	0.00%	0.07%	0.00%	0.71%
Core Strategy[10]	0.05%	0.00%	0.05%	0.52%	0.62%
Disciplined Diversification[3,11]	0.80%	0.00%	0.19%	0.00%	0.99%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
Emerging Small Company[3]	0.97%	0.00%	0.08%	0.00%	1.05%
Equity-Income[3,8]	0.81%	0.00%	0.05%	0.00%	0.86%
Financial Services[3]	0.82%	0.00%	0.08%	0.00%	0.90%
Franklin Templeton Founding Allocation[12]	0.04%	0.00%	0.04%	0.83%	0.91%
Fundamental Value[3]	0.76%	0.00%	0.05%	0.00%	0.81%
Global[3,9,13,14]	0.81%	0.00%	0.11%	0.00%	0.92%
Global Allocation[3,9]	0.85%	0.00%	0.10%	0.05%	1.00%
Global Bond[3,9]	0.70%	0.00%	0.10%	0.00%	0.80%
Global Real Estate[3]	0.93%	0.00%	0.12%	0.00%	1.05%
Health Sciences[3,8,9]	1.05%	0.00%	0.08%	0.00%	1.13%
High Yield[3]	0.66%	0.00%	0.06%	0.00%	0.72%
International Core[3,9]	0.89%	0.00%	0.14%	0.00%	1.03%
International Equity Index B2	0.53%	0.00%	0.06%	0.00%	0.59%
International Opportunities[3,9]	0.87%	0.00%	0.13%	0.00%	1.00%
International Small Cap[3,9]	0.94%	0.00%	0.16%	0.00%	1.10%
International Value[3,9,13]	0.81%	0.00%	0.14%	0.00%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.09%	0.00%	0.68%
Large Cap[3]	0.72%	0.00%	0.03%	0.00%	0.75%
Large Cap Value[3]	0.81%	0.00%	0.05%	0.00%	0.86%
Lifestyle Aggressive	0.04%	0.00%	0.04%	0.86%	0.94%
Lifestyle Balanced	0.04%	0.00%	0.03%	0.76%	0.83%
Lifestyle Conservative	0.04%	0.00%	0.03%	0.71%	0.78%
Lifestyle Growth	0.04%	0.00%	0.03%	0.76%	0.83%
Lifestyle Moderate	0.04%	0.00%	0.03%	0.74%	0.81%
Mid Cap Index[3,15]	0.47%	0.00%	0.03%	0.00%	0.50%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%
Mid Value[3,8]	0.98%	0.00%	0.10%	0.00%	1.08%
Money Market B2	0.49%	0.00%	0.04%	0.00%	0.53%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%
Optimized All Cap[3]	0.68%	0.00%	0.06%	0.00%	0.74%
Optimized Value[3]	0.65%	0.00%	0.05%	0.00%	0.70%
Overseas Equity[3,9]	0.98%	0.00%	0.14%	0.00%	1.12%
Pacific Rim[3,9]	0.80%	0.00%	0.25%	0.00%	1.05%
PIMCO VIT All Asset[16]	0.43%	0.25%	0.20%	0.76%	0.64%
Real Estate Securities[3]	0.70%	0.00%	0.05%	0.00%	0.75%
Real Return Bond[3,9,17]	0.68%	0.00%	0.06%	0.00%	0.74%
Science & Technology[3,8,9]	1.05%	0.00%	0.07%	0.00%	1.12%
Short-Term Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%
Small Cap Growth[3]	1.06%	0.00%	0.08%	0.00%	1.14%
Small Cap Index[3,15]	0.49%	0.00%	0.04%	0.00%	0.53%
Small Cap Opportunities[3,13]	1.00%	0.00%	0.06%	0.00%	1.06%
Small Cap Value[3]	1.06%	0.00%	0.06%	0.00%	1.12%
Small Company Value[3,8]	1.02%	0.00%	0.06%	0.00%	1.08%
Strategic Bond[3,9]	0.67%	0.00%	0.06%	0.00%	0.73%
Strategic Income[3]	0.69%	0.00%	0.08%	0.00%	0.77%
Total Bond Market B2, 18	0.47%	0.00%	0.05%	0.00%	0.52%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
Total Return[3,17]	0.69%	0.00%	0.06%	0.00%	0.75%
Total Stock Market Index[3,15]	0.49%	0.00%	0.04%	0.00%	0.53%
U.S. Government Securities[3]	0.61%	0.00%	0.09%	0.00%	0.70%
U.S. High Yield Bond[3]	0.73%	0.00%	0.06%	0.00%	0.79%
Utilities[3,9]	0.83%	0.00%	0.10%	0.00%	0.93%
Value[3]	0.74%	0.00%	0.06%	0.00%	0.80%
Brandes International Equity[19]	0.67%	0.00%	0.24%	0.00%	0.91%
Business Opportunity Value[19]	0.63%	0.00%	0.25%	0.00%	0.88%
Frontier Capital Appreciation[19]	0.90%	0.00%	0.19%	0.00%	1.09%
Turner Core Growth[19]	0.45%	0.00%	0.25%	0.00%	0.70%

1Total Operating Expenses may include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”), and in those cases the Total Operating Expenses will be expected to vary based upon an allocation of the portfolio’s assets among the Acquired Fund portfolios and upon the total annual operating expenses of these portfolios, and may be higher or lower than those shown in the table. The Total Operating Expenses shown in the table may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolios, which does not include Acquired Fund fees and expenses. For the International Equity Index B portfolio, Total Operating Expenses include Acquired Fund fees and expenses which are less than 0.01%.

2John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an agreement between the Trust and the Adviser under which the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its net operating expenses as listed below. A portfolio’s Total Operating Expenses includes all of its ordinary operating expenses, including advisory fees and 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the portfolio’s average net assets) of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2010 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity separate accounts of ours or any of our affiliates that are specified in the agreement. The fees shown in the table do not reflect this expense cap. If this expense cap had been reflected, the net operating expenses for the portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
500 Index B	0.25%	Money Market B	0.29%
International Equity Index B	0.35%	Total Bond Market B	0.25%

3Effective January 1, 2006, the Adviser has voluntarily agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will be equal, on an annualized basis, to 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for these portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Active Bond	0.64%	Equity-Income	0.86%	International Value	0.93%
All Cap Core	0.82%	Financial Services	0.90%	Investment Quality Bond	0.68%
All Cap Growth	0.95%	Fundamental Value	0.81%	Large Cap	0.75%
All Cap Value	0.94%	Global	0.91%	Large Cap Value	0.86%
Alpha Opportunities	1.06%	Global Allocation	1.00%	Mid Cap Index	0.50%
Blue Chip Growth	0.85%	Global Bond	0.80%	Mid Cap Intersection	0.93%
Capital Appreciation	0.76%	Global Real Estate	1.05%	Mid Cap Stock	0.89%
Capital Appreciation Value	1.10%	Health Sciences	1.13%	Mid Value	1.08%
Core Allocation Plus	1.14%	High Yield	0.72%	Natural Resources	1.08%
Core Bond	0.71%	International Core	1.03%	Optimized All Cap	0.74%
Disciplined Diversification	0.70%	International Opportunities	1.00%	Optimized Value	0.70%
Emerging Small Company	1.05%	International Small Cap	1.10%	Overseas Equity	1.12%

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Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Pacific Rim	1.05%	Small Cap Index	0.53%	Total Return	0.75%
Real Estate Securities	0.75%	Small Cap Opportunities	1.06%	Total Stock Market Index	0.53%
Real Return Bond	0.74%	Small Cap Value	1.12%	U.S. Government Securities	0.70%
Science and Technology	1.12%	Small Company Value	1.08%	U.S. High Yield Bond	0.79%
Short Term Bond	0.66%	Strategic Bond	0.73%	Utilities	0.93%
Small Cap Growth	1.14%	Strategic Income	0.77%	Value	0.80%

4For portfolios that have not commenced operations or have inception dates of less than six months before December 31, 2008, expenses are estimated.

5Capital Research Management Company voluntarily waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown in the table do not reflect this waiver. See the financial highlights table in the American Funds Insurance Series’ prospectus or annual report for further information.

6The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other ordinary expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding adviser fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

7The Adviser has contractually agreed to waive its management fee of 0.05% of average annual net assets until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the American Diversified Growth and Income, American Fundamental Holdings and American Global Diversification portfolios would be 1.27%, 1.04% and 1.27%, respectively.

8T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Mid Value, Small Company Value, Spectrum Income and Real Estate Equity portfolios. The John Hancock Funds II portfolios are not offered under your policy. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. These voluntary fee waivers may be terminated by T. Rowe Price or the Adviser at any time. The fees shown in the table do not reflect these waivers. For more information, please see the prospectus for the underlying portfolios.

9 Other Expenses reflect an estimated expense based on a new custody fee pursuant to an agreement between the Trust and its custodian, which became effective on April 1, 2009.

10The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.54%. For more information, please see the prospectus for the underlying portfolio.

11The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.70%. For more information, please see the prospectus for the underlying portfolio.

12The Adviser has contractually agreed to limit ordinary portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other ordinary operating expenses of the portfolio, but exclude 12b-1fees, underlying fund expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.86%. For more information, please see the prospectus for the underlying portfolio.

13The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the Global, International Value and Small Cap Opportunities portfolios would be 0.91%, 0.93% and 1.06%, respectively. For more information, please see the prospectus for the underlying portfolios.

14The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the

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portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of a portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.91%. For more information, please see the prospectus for the underlying portfolio.

15The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of the portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time. The fees shown in the table do not reflect this expense limitation. For more information, please refer to the prospectus for the underlying portfolios.

16Management Fees for the PIMCO VIT All Asset portfolio reflect an advisory fee and supervisory and administrative fee payable by the portfolio to Pacific Investment Management Company LLC (“PIMCO”). Other Expenses reflect a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown in the table. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. PIMCO has contractually agreed through May 1, 2010 to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory, supervisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses attributable to advisory, supervisory and administrative fees that are different from the calculation of Acquired Fund fees and expenses shown in the table. The fees in the table do not reflect this expense reduction. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 1.62%. For more information, please see the prospectus for the underlying portfolio.

17Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

18Other Expenses do not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

19Until April 30, 2010, M Financial Investment Advisers, Inc., the adviser to the portfolio, has contractually agreed to reimburse the portfolio for any ordinary expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a portfolio’s annualized daily average net assets. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the Brandes International Equity, Business Opportunity Value, Frontier Capital Appreciation and Turner Core Growth portfolios would be 0.91%, 0.88%, 1.09% and 0.70%, respectively. For more information, please refer to the prospectus for the underlying portfolios.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, American New World, American Diversified Growth and Income, American Fundamental Holdings, American Global Diversification, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and is subject to a 0.60% Rule 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, American New World, and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC/ MFC Global Investment Management (U.S.), LLC

To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks, other equity securities and other asset classes of those companies within the Russell 3000 Index.*

All Cap Growth	Invesco AIM Capital Management, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies of all market capitalizations. The subadviser focuses on stocks of companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

All Cap Value	Lord, Abbett & Co., LLC

To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

Alpha Opportunities	Wellington Management Company, LLP

To seek long-term total return. The portfolio employs a “multiple sleeve structure” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to attain its objective by combining these different component styles into a single portfolio.

American Asset Allocation	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of the master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Blue Chip Income and Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of the master fund, the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The master portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The master fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, as long as they are listed or traded in the U.S. The master portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities. The portfolio is designed for investors seeking both income and capital appreciation.

American Bond	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of the master fund, the Bond portfolio, a series of American Funds Insurance Series. The master fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba 1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the U.S.. The portfolio may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks. The portfolio is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

American Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital and income. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will generally invest between 70% and 80% of its assets in equity securities, which include securities held by the underlying portfolios, and between 20% and 30% of its assets in fixed income securities, which include securities held by the underlying portfolios.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying portfolios of the American Funds Insurance Series: Bond portfolio, Growth portfolio, Growth-Income portfolio, and International portfolio. The portfolio is permitted to invest in six other underlying portfolios of the American Funds Insurance Series: Asset Allocation portfolio, Blue Chip Income and Growth portfolio, Global Growth portfolio, Global Small Capitalization portfolio, High-Income Bond portfolio, and New World portfolio as well as other underlying portfolios. When purchasing shares of the American Funds Insurance Series, the portfolio only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will invest a significant portion of its assets in securities, which include securities held by the underlying portfolios, that are located outside of the U.S.

American Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada. In seeking to pursue its investment objective, the portfolio may invest in the securities of issuers representing a broad range of market capitalizations. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Growth–Income	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of the master portfolio, the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.* The portfolio is designed for investors seeking both capital appreciation and income.

American International	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American New World	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of the master fund, the New World portfolio, a series of American Funds Insurance Series. The New World portfolio invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. Under normal market conditions, the portfolio will invest at least 35% of its assets in equity and debt securities of issuers primarily based in what the subadviser deems qualified countries that have developing economies and/or markets. In addition, the portfolio may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The portfolio may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Balanced	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the portfolio will be invested in equity securities and 25-45% of the portfolio will be invested in fixed-income securities. The precise mix of equity and fixed-income securities will depend on the subadviser’s outlook for the markets and generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets, and its assessment of the relative attractiveness of each asset class.

Blue Chip Growth	T. Rowe Price Associates, Inc.

To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Capital Appreciation Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities, based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 50%-75% equity instruments and 25%-50% fixed income instruments and will generally reflect the subadviser’s long term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

Core Bond	Wells Capital Management, Incorporated

To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

Disciplined Diversification	Dimensional Fund Advisors LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%
The portfolio may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.
Emerging Small Company	RCM Capital Management, LLC

To seek long term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P Small Cap Index.*

Equity-Income	T. Rowe Price Associates, Inc.

To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that, at the time of investment, are principally engaged in financial services.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio operates as a fund of funds and invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: Global, Income and Mutual Shares portfolios, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Fundamental Value	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.

To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investments (“REITs”), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality): Corporate Bonds, Preferred Stocks and Convertible Securities

Rating Agency
		Moody’s	Ba through C
		S&P	BB through D
International Core	Grantham, Mayo, Van Otterloo & Co, LLC

To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S. The portfolio seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
International Equity Index B	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP

To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.

To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited

To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and generally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited

To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Natural Resources	Wellington Management Company, LLP

To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Overseas Equity	Capital Guardian Trust Company

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited

To seek to achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC

To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.

To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC

To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. RCM Capital Management LLC

To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of “A” or “AA” and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap Growth	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a small-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Cap Opportunities	Invesco AIM Capital Management, Inc. & Dimensional Fund Advisors LP

To seek long-term capital appreciation. Under normal market conditions, Invesco AIM Capital Management, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the- counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P Small Cap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company

To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.) LLC

To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds.

Total Bond Market B	Declaration Management & Research LLC

To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited

Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Government Securities	Western Asset Management Company

To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
U.S. High Yield Bond	Wells Capital Management Incorporated

To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Utilities	MFS Investment Management

To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen Investments

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCapValue Index.*

Brandes International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, LP	To seek to provide long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks and securities that are convertible into common stocks.
Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek to provide long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.
Frontier Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation through investment in common stock of U.S. companies with emphasis on stocks with capitalizations consistent with the capitalization of those companies found in the Russell 2500 Index.*
Turner Core Growth (a series of M Fund, Inc.)	Turner Investment Partners, Inc.	To seek to provide long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 2500,TM” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

  Wilshire 5000 Total Market Index — $1 million to $385 billion

  MSCI All Country World Ex US Index — $199 million to $176 billion

  MSCI EAFE Index — $199 million to $126 billion

  Russell 1000 Index — $41 million to $337.9 billion

  Russell 1000 Value Index — $41 million to $337.9 billion

  Russell 2000 Index — $3.2 million to $3.7 billion

  Russell 2500 Index — $167 million to $6.8 billion (as of May 30, 2008)

  Russell 3000 Index — $3 million to $337.9 billion

  Russell MidCap Index — $41 million to $13.8 billion

  Russell MidCap Value Index — $41 million to $13.8 billion

  S&P 500 Index — $224 million to $337.9 billion

  S&P MidCap 400 Index — $42 million to $4.6 billion

  S&P SmallCap 600 Index — $200 million to $1 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the

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investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock

We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2008, our assets were approximately $92 billion.

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We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account UV

The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account UV, a separate account operated by us under Massachusetts law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of John Hancock’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment options

Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed investment options — the standard fixed investment option and the enhanced yield fixed investment option. The effective annual rate we declare for either of these fixed investment options will never be less than 4%.

Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding the fixed investment options are, however, subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder

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notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $100.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

•	that amount of premium would increase our insurance risk exposure, and

•	the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to our Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting our Service Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

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In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed minimum death benefit feature

This feature is available only if the insured persons meet certain underwriting requirements and only if you’ve elected death benefit Option A (see “The death benefit” below). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

•	any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see “The death benefit” below), and

•

on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and one-twelfth of it is “due” on each monthly deduction date. The term monthly deduction date is defined under “Procedures for issuance of a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below). The guaranteed minimum death benefit feature will cease to

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apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary.

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

•	First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

•	We will then subtract your Total Sum Insured.

Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An “annual processing date” is the first business day of a policy year.

Limitations on payment of death benefit

If either insured person commits suicide within two years from the Issue Date of the policy, the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the charges deducted from premiums and from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum

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Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

Generally, you will incur lower charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the “Required Additional Death Benefit Factor.”

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

•	We will stop deducting any monthly charges and will stop accepting any premium payments.

•

The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured

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persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

•	the remaining Total Sum Insured will be at least $1,000,000, and

•	the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

Changes of death benefit option are not permitted under our current administrative rules. We may be able to allow a change from Option B to Option A in the future, but that is not guaranteed.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request.

•	Total Sum Insured decreases

•	Additional Sum Insured increases

•	Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including those listed below.

•	Option 1 - Proceeds left with us to accumulate with interest

•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

•	Option 2B - Equal monthly payments for a specified period of time

•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

•	Option 4 - Equal monthly payments for life with no refund

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•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in any fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is for any fixed investment option, just call or write to us. Amounts you invest in any fixed investment option will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the variable investment options.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

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Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

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Transfers out of the fixed investment options are currently subject to the following restrictions:

•	You can only make one transfer out of either fixed investment option in each policy year.

•	Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.

•

The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 20% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.

•

The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. Any transfer made under this program will not count toward the annual transfer limit described under “Transfers of existing account value.” The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed. No fee is charged for this program.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrenders and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your “surrender value.” You must return your policy when you request a full surrender.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see “The death benefit”) and under the guaranteed minimum death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and

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reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. However, you can’t borrow from your policy during a “grace period” (see “Lapse and reinstatement”). The maximum amount you can borrow is determined as follows:

•	We first determine the account value of your policy.

•	We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

•	We then multiply the resulting amount by 1.00% in policy years 1 through 20 and .50% thereafter.

•	We then subtract the third item above from the second item above.

The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5.00% in the first 20 policy years and 4.00% thereafter. However, we reserve the right to increase the percentage after the 20th policy year to as much as 4.50%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

•	The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

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Description of charges at the policy level

Deductions from premium payments

•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

•	DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

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Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

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Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 2002, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.

•	Enhanced Cash Value Rider charge - A charge imposed if you elect this rider. It is deducted only from premiums received in the first policy year.

Deductions from account value

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Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2¢ per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

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Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3¢ per $1,000 of Total Sum Insured at issue (currently 1¢ per $1,000 of Total Sum Insured at issue deducted only during the first ten policy years). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

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Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person’s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

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M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to any fixed investment option. The current charge is at an effective annual rate of .00% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of 0.60%.

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Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3¢ per $1,000 of Basic Sum Insured at issue.

•

Optional benefits charge - Monthly charges for optional insurance benefits added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”

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•

Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Loan interest rate

The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

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Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0 - 3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

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Policy Split Option Rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

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Enhanced Cash Value Rider - In the application for the policy, you may elect to purchase the Enhanced Cash Value Rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the “Policy Specifications” section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

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Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Service Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

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Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing investment options

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

•	Determine when and how much you invest in the various investment options

•	Borrow or withdraw amounts you have in the investment options

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within the latest of the following periods:

•	10 days after you receive it (this period may be longer in some states);

•	10 days after mailing by John Hancock of the Notice of Withdrawal Right; or

•	45 days after the date Part A of the application has been completed.

This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the John Hancock representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted

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from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

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How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to our Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

•	loans

•	surrenders or partial withdrawals

•	change of death benefit option

•	increase or decrease in Total Sum Insured

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

•	transfers of account value among investment options

•	change of allocation among investment options for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-4702. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction

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policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 73.25% of the premium paid up to the first tier, 20.5% of the premium paid up to the second tier, if any, and 6.0% of any excess premium paid; policy years 2-5, 14.5% of the premium paid up to the first tier, 11.25% of the premium paid up to the second tier, if any, and 4.75% of any excess premium paid; policy years 6-10, 8.5% of the premium paid up to the first tier, 6.0% of the premium paid up to the second tier, if any, and 4.5% of any excess premium paid; and policy years 11+, 3.0% of all premiums paid. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

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Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

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However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans (see “7-pay premium limit and modified endowment contract status” below).

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

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Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

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Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions. To the extent required, the company intends to rely upon the exemption set forth in Rule 12h-7 of the Securities Exchange Act of 1934 from the periodic reporting requirements under that act.

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Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account UV of John Hancock Life Insurance Company at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock representative. The SAI may be obtained by contacting our Service Office. You should also contact our Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE

Express Delivery	Mail Delivery
Specialty Products	Specialty Products
197 Clarendon Street, C-6 Boston, MA 02117	P.O. Box 192 Boston, MA 02117-0192

Phone:	Fax:
1-800-521-1234	617-572-4702

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7766 1933 Act File No. 333-73444

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Statement of Additional Information

dated May 1, 2009

for interests in

John Hancock Variable Life Account UV (“Registrant”)

Interests are made available under

MAJESTIC VARIABLE ESTATE PROTECTION 98

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY

(“John Hancock”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock representative or by contacting the John Hancock Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” In this case, the Depositor is John Hancock Life Insurance Company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. Our home office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2008, John Hancock’s assets were approximately $92 billion.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Variable Life Separate Account UV (the “Account”), a separate account established by John Hancock under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock and of registered separate accounts organized by John Hancock may be provided by other affiliates. Neither John Hancock nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account UV of John Hancock Life Insurance Company at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2008, 2007, and 2006 was $224,191,519, $236,021,417, and $128,705,303 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed the following schedule: policy year 1, 73.25% of the premium paid up to the first tier, 20.5% of the premium paid up to the second tier, if any, and 6.0% of any excess premium paid; policy years 2-5, 14.5% of the premium paid up to the first tier, 11.25% of the premium paid up to the second tier, if any, and 4.75% of any excess premium paid; policy years 6-10, 8.5% of the premium paid up to the first tier, 6.0% of the premium paid up to the second tier, if any, and 4.5% of any excess premium paid; and policy years 11+, 3.0% of all premiums paid.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company

Years Ended December 31, 2008, 2007, and 2006

JOHN HANCOCK LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (“the Company”) as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in shareholders’ equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2008 and 2007, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2008 the Company changed its method of accounting and reporting for certain assets to a fair value measurement approach, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities, and in 2006 the Company changed its method of accounting for defined benefit and other postretirement plans.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 30, 2009

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	December 31,

	2008	2007

	(in millions)
Assets

Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2008—$38,078; 2007—$42,879)	$ 34,811	$ 42,839
Held-for-trading—at fair value (cost: 2008—$1,228; 2007—$0)	1,057	-
Equity securities:
Available-for-sale—at fair value (cost: 2008—$205; 2007—$122)	201	148
Mortgage loans on real estate	9,843	9,349
Investment real estate	1,264	1,272
Policy loans	2,133	2,099
Short-term investments	5	-
Other invested assets	2,897	2,933

Total Investments	52,211	58,640

Cash and cash equivalents	3,604	3,355
Accrued investment income	594	615
Goodwill	2,999	3,009
Value of business acquired	2,564	2,375
Deferred policy acquisition costs and deferred sales inducements	1,553	1,103
Amounts due from affiliates	206	271
Intangible assets	1,306	1,318
Reinsurance recoverable	5,542	5,053
Deferred tax asset	173	-
Derivative asset	5,010	1,637
Other assets	1,155	1,763
Separate account assets	15,645	18,949

Total Assets	$ 92,562	$ 98,088

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS — (CONTINUED)

	December 31,

	2008	2007

	(in millions)
Liabilities and Shareholder’s Equity

Liabilities
Future policy benefits	$ 47,291	$ 46,510
Policyholders’ funds	8,707	11,009
Unearned revenue	335	127
Unpaid claims and claim expense reserves	299	233
Policyholder dividends	421	420
Amounts due to affiliates	68	226
Short-term debt	4	9
Long-term debt	483	485
Consumer notes	1,600	2,157
Current income tax payable	140	98
Deferred income tax liability	-	679
Coinsurance funds withheld	3,978	2,801
Derivative liability	2,391	1,728
Other liabilities	3,080	1,839
Separate account liabilities	15,645	18,949

Total Liabilities	84,442	87,270

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Minority interest	174	141

Shareholder’s Equity
Common stock ($10,000 par value; 33,000 shares authorized, issued, and outstanding at December 31, 2008 and 2007)	330	330
Additional paid-in capital	9,378	9,374
Retained (deficit) earnings	(783)	475
Accumulated other comprehensive (loss) income	(979)	498

Total Shareholder’s Equity	7,946	10,677

Total Liabilities and Shareholder’s Equity	$ 92,562	$ 98,088

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,

	2008	2007	2006

	(in millions)
Revenues
Premiums	$ (882)	$ 2,832	$ 2,688
Fee income	958	1,301	1,132
Net investment income	3,020	3,512	3,528
Net realized investment and other gains (losses)	(544)	128	6
Other revenue	66	70	31

Total revenues	2,618	7,843	7,385

Benefits and expenses
Benefits to policyholders	521	4,478	4,255
Policyholder dividends	518	526	510
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	52	167	299
Other operating costs and expenses	1,875	1,522	1,473

Total benefits and expenses	2,966	6,693	6,537

(Loss) income before income taxes	(348)	1,150	848

Income taxes	(44)	379	267

Net (loss) income	$ (304)	$ 771	$ 581

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2006,	$ 330	$ 9,423	$ 276	$ 344	$ 10,373	33,000
Comprehensive income:
Net income			581		581
Other comprehensive income, net of tax:
Net unrealized investment gains				26	26
Foreign currency translation adjustment				1	1
Minimum pension liability				(16)	(16)
Cash flow hedges				(76)	(76)

Comprehensive income					516

SFAS No. 158 transition adjustment				160	160
Transfer of real estate from affiliate		(87)			(87)
Share-based payments		(21)			(21)
Employee stock option plan (ESOP)		35			35
Dividends paid to Parent			(561)		(561)

Balance at December 31, 2006	$ 330	$ 9,350	$ 296	$ 439	$ 10,415	33,000
Comprehensive income:
Net income			771		771
Other comprehensive income, net of tax:
Net unrealized investment losses				(24)	(24)
Pension and postretirement benefits:
Change in the funded status of the pension plan				16	16
Amortization of periodic pension costs				(1)	(1)
Cash flow hedges				68	68

Comprehensive income					830

Adoption of FSP No. FAS 13-2			(133)		(133)
Transfer of invested assets with affiliates		10			10
Share-based payments		14			14
Dividends paid to Parent			(459)		(459)

Balance at December 31, 2007	$ 330	$ 9,374	$ 475	$ 498	$ 10,677	33,000

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained (Deficit) Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2008	$ 330	$ 9,374	$ 475	$ 498	$ 10,677	33,000
Comprehensive income:
Net loss			(304)		(304)
Other comprehensive income, net of tax:
Net unrealized investment losses				(1,874)	(1,874)
Pension and postretirement benefits:
Change in the funded status of the pension plan				(652)	(652)
Cash flow hedges				1,049	1,049

Comprehensive loss					(1,781)

Adoption of SFAS No. 159			7		7
Adoption of EITF No. 6-4 and No. 6-10			(1)		(1)
Share-based payments		4			4
Dividends paid to Parent			(960)		(960)

Balance at December 31, 2008	$ 330	$ 9,378	$ (783)	$ (979)	$ 7,946	33,000

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,

	2008	2007	2006

	(in millions)
Cash flows from operating activities:
Net (loss) income	$ (304)	$ 771	$ 581
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premium and accretion of discounts, net - fixed maturities	196	287	454
Net realized investment and other (gains) losses	544	(128)	(6)
Amortization of deferred policy acquisition costs and deferred sales inducements	(7)	60	164
Amortization of value of business acquired	59	107	135
Capitalization of deferred policy acquisition costs and deferred sales inducements	(322)	(274)	(396)
Depreciation and amortization	70	73	28
Net cash flows from trading securities	46	-	5
Decrease (increase) in accrued investment income	21	(5)	106
Decrease (increase) in other assets and other liabilities, net	576	632	(91)
Increase in policyholder liabilities and accruals, net	2,220	2,475	876
(Decrease) increase in deferred income taxes	(109)	393	117

Net cash provided by operating activities	2,990	4,391	1,973

Cash flows from investing activities:
Sales of:
Fixed maturities	6,420	6,747	10,382
Equity securities	148	1,149	167
Real estate	7	29	9
Other invested assets	735	646	1,400
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,905	1,750	926
Mortgage loans on real estate	835	1,975	1,877
Purchases of:
Fixed maturities	(6,008)	(6,900)	(11,072)
Equity securities	(230)	(326)	(462)
Real estate	(28)	(33)	(449)
Other invested assets	(773)	(935)	(552)
Mortgage loans on real estate issued	(1,193)	(1,357)	(1,094)
Net cash paid for related party real estate	-	-	(150)
Net cash received related to sales of businesses	-	-	38
Net purchases of short-term investments	(5)	-	-
Increase in amounts due from affiliates	(26)	-	-
Other, net	866	172	60

Net cash provided by investing activities	2,653	2,917	1,080

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS - (CONTINUED)

	Years ended December 31,

	2008	2007	2006

	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	$(960)	$(459)	$(560)
(Increase) decrease in amounts due from affiliates	-	43	(90)
Increase (decrease) in amounts due to affiliates	26	(22)	-
Universal life and investment-type contracts deposits	2,615	2,216	3,413
Universal life and investment-type contract maturities and withdrawals	(6,526)	(6,071)	(7,408)
Net transfers from separate accounts to policyholders’ funds	11	37	277
Excess tax benefits related to share-based payments	1	15	19
Repayments of consumer notes, net	(557)	(297)	(34)
Issuance of short-term debt	-	-	478
Issuance of long-term debt	2	1	3
Repayment of short-term debt	-	(477)	(68)
Repayment of long-term debt	(6)	(2)	(8)

Net cash used in financing activities	(5,394)	(5,016)	(3,978)

Net increase (decrease) in cash and cash equivalents	249	2,292	(925)
Cash and cash equivalents at beginning of year	3,355	1,063	1,988

Cash and cash equivalents at end of year	$3,604	$3,355	$1,063

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (“JHLICO” or the “Company”) is a wholly-owned subsidiary of John Hancock Financial Services (“JHFS”). JHFS is an indirect, wholly-owned subsidiary of MFC Financial Corporation (“MFC”), a Canadian-based, publicly traded stock life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in all fifty states.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premium and accretion of discounts is included in net investment income. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

The Company classifies its leverage leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at the lease’s expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Dividends are recorded as income on the ex-dividend date.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to Separate Accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) or benefits to policyholders for certain separate account guarantees.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004, MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents the excess of the cost over the fair value of the Company’s identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC “) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill, brand name, and investment management contracts for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks and other investment contracts are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, group pension contracts, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) has been realized, with corresponding credits or charges included in accumulated other comprehensive income.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

DAC related to non-participating traditional life and long-term care insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented approximately 51% of the Company’s traditional life net insurance in-force at December 31, 2008 and 2007, and 93%, 93%, and 92% of the Company’s traditional life net insurance premiums for the years ended December 31, 2008, 2007, and 2006, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, and accident and health policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, morbidity, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Components of policyholders’ funds were as follows:

	December 31,

	2008	2007

	(in millions)
Guaranteed investment contracts	$ 1,057	$ 1,804
Funding agreements	3,644	5,253
Other investment-type contracts	1,975	1,996

Total liabilities for investment-type contracts	6,676	9,053
Individual annuities	108	91
Universal life and other	1,923	1,865

Total policyholders’ funds	$ 8,707	$ 11,009

Included in funding agreements at December 31, 2008 and 2007, are $4 billion and $5 billion, respectively, of funding agreements purchased from the Company by special purpose entities (“SPEs”), which in turn issued medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed block are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividend is calculated based upon actual interest, mortality, morbidity, and persistency, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For additional information on the closed block see Note 6 — Closed Block.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type contracts are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to the Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123(R)”) on January 1, 2006. The standard requires that the costs resulting from share-based payment transactions with employees be recognized in the financial statements utilizing a fair value based measurement method.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company’s employees is recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

Upon adoption of SFAS No. 123(R), the Company was required to determine the portion of additional paid-in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS No. 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS No. 123 fair value recognition provisions in 2001. The Company elected to calculate this “pool” of additional paid-in capital using the shortcut method as permitted by FASB Staff Position No. 123(R)-3, “Transition Election Related to Accounting for the Tax Effects of Share-Based Payment Awards.”

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after adoption. For the years ended December 31, 2008 and 2007, the Company recognized $1 million and $15 million, respectively, of excess tax benefits related to share-based payments in the Consolidated Statement of Cash Flows. Upon adoption in 2006, the Company recognized $19 million of excess tax benefits related to share-based payments, which was reclassified from net operating cash flows to net financing cash flows.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities relating to foreign operations are translated into U.S dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

Recent Accounting Pronouncements

FASB Staff Position No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“FSP EITF No. 99-20-1”)

In January 2009, the FASB issued FSP EITF No. 99-20-1 which helps conform the impairment guidance in EITF No. 99-20 to the impairment guidance of SFAS No. 115. EITF No. 99-20 applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available for sale and have fair values below their carrying values. FSP EITF No. 99-20-1 allows the Company to consider its own expectations generally about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other than temporarily impaired. EITF No. 99-20 formerly required the Company to consider only market participant expectations about the ABS future cash flows in this situation. FSP EITF No. 99-20-1 was effective for the Company on December 31, 2008. Adoption of FSP EITF No. 99-20-1 on January 1, 2009 did not result in any impact to the Company’s financial statements.

FASB Staff Position SFAS No. 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets” (“FSP SFAS. No. 132R-1”)

In December 2008, the FASB issued FSP SFAS No. 132R-1 which requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in the Company’s financial statements. FSP SFAS No. 132R-1 requires a narrative description of investment policies and strategies for plan assets, and discussion of long term rate of return assumptions for plan assets. FSP SFAS No. 132R-1 requires application of SFAS No. 157 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2 and 3, with roll

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

forward of level 3 plan assets, and discussion of valuations processes used. FSP SFAS No. 132R-1 will be effective for the Company’s financial statements at December 31, 2009.

FASB Staff Position SFAS No. 140-4 and FIN No. 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities” (“FSP SFAS No. 140-4 and FIN No. 46R-8”)

In December 2008, the FASB issued FSP SFAS No. 140-4 and FIN No. 46(R)-8 which requires enhanced disclosures about transfers of financial assets and interests in variable interest entities. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. This FSP was effective for the Company at December 31, 2008 and resulted in enhanced disclosures about the Company’s relationships with VIEs.

Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“SFAS No. 161”)

In March 2008, the FASB issued SFAS No. 161 which provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items which are accounted for under SFAS No. 133. SFAS No. 161 will be effective for the Company’s financial statements in 2009. The adoption of this guidance will have no impact on the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations.

Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”)

Effective January 1, 2008, the Company adopted SFAS No. 157, which provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS No. 157 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. SFAS No. 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS No. 157 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The adoption of this standard did not have any impact on the Company’s financial position or results of operations.

In February 2008, the FASB issued FASB Staff Position (FSP) SFAS No. 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 (“SFAS No. 13”) and Other Accounting Pronouncements that Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13” (“FSP SFAS No. 157-1”) which amends SFAS No. 157 to provide a scope exception from SFAS No. 157 for the evaluation criteria on lease classification and capital lease measurement under Statement of Financial Accounting Standards No. 13, “Accounting for Leases,” and other related accounting pronouncements. As a result of adopting FSP SFAS No. 157-1 as of January 1, 2008, the Company does not apply the provisions of SFAS No. 157 to its leases.

In February 2008, the FASB issued FSP SFAS No. 157-2, “Effective Date of FASB Statement No. 157” (“FSP SFAS No. 157-2”) which delayed the effective date of SFAS No. 157 to the Company’s fiscal years beginning January 1, 2009 for nonfinancial assets and liabilities which are not fair valued on a recurring basis. As a result of the issuance of FSP SFAS No. 157-2, the Company did not apply the provisions of SFAS No. 157 to nonfinancial assets and liabilities during 2008. Expiration of FSP SFAS No. 157-2’s deferral on January 1, 2009 did not result in any impact to the Company’s financial statements.

In October 2008, the FASB issued FSP SFAS No. 157-3 which provides additional guidance on determining fair values of illiquid securities. This FSP was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. The Company determined that the provisions of FSP SFAS No. 157-3 did not impact the assessment of fair values of any of its financial assets or liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”)

In February 2007, the FASB issued SFAS No. 159 to provide companies with the opportunity to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on an instrument-by-instrument basis.

On January 1, 2008, the Company elected to adopt SFAS No. 159 for certain bonds classified as available-for-sale which support certain actuarial liabilities to participating policyholders. The book and market values for these bonds prior to the election of SFAS No. 159 were $1,308 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $6 million. The actuarial liabilities in these products are recorded at fair value through earnings based on fluctuations in the fair value of the underlying bonds. The adoption of SFAS No. 159 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“SFAS No. 160”)

In December 2007, the FASB issued SFAS No. 160 which establishes accounting guidance for non-controlling interests in a subsidiary and for deconsolidation of a subsidiary. SFAS No. 160 will require that non-controlling interest be included in shareholder equity and separately reported there, that a consolidated entity’s net income include and present separately amounts attributable to both the controlling and non-controlling interests, that continuity of equity accounts for both controlling interests and non-controlling interests be presented on a company’s statement of changes in equity, and that changes in a parent’s ownership of a subsidiary which do not result in deconsolidation be accounted for as transactions in the company’s own stock. Deconsolidation will result in gain/loss recognition, with any retained non-controlling interest measured initially at fair value. SFAS No. 160 will be effective for the Company’s financial statements in 2009, and will be applied prospectively, except for the presentation and disclosure requirements which will be applied retrospectively. Adoption of this guidance will have no impact on the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations.

FASB Staff Position Fin No. 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts” (“FSP FIN No. 39-1”)

In April 2007, the FASB issued FSP FIN No. 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN No. 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN No. 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $572 million and $469 million, respectively.

Emerging Issues Task Force Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements” (“EITF No. 06-10”)

In March 2007, the Emerging Issues Task Force of the FASB issued EITF No. 06-10. EITF No. 06-10 requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements in accordance with SFAS No. 106 or APB No. 12. EITF No. 06-10 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement.

EITF No. 06-10 was effective for the Company’s financial statements beginning January 1, 2008. The impact of adoption was recorded directly to the beginning balance of retained earnings and reported as a change in accounting principle. Adoption of EITF No. 06-10 did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Emerging Issues Task Force Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements” (“EITF No. 06-4”)

In September 2006, the Emerging Issues Task Force of the FASB issued EITF No. 06-4. EITF No. 06-4 requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer in accordance with Statement of Financial Accounting Standards No. 106, “Employers’ Accounting for Postretirement Benefits Other Than Pensions” (“SFAS No. 106”), or Accounting Principles Board Opinion No. 12, “Omnibus Opinion” (“APB No. 12”). Whether the accrual is based on a death benefit or on the future cost of maintaining the insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability.

EITF No. 06-4 was effective for the Company’s financial statements beginning January 1, 2008. The impact of adoption was recorded directly to the beginning balance of retained earnings and reported as a change in accounting principle. Adoption of EITF No. 06-4 did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Staff Position No. SFAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction” (“FSP No. SFAS 13-2”)

In September 2006, the FASB issued FSP No. SFAS 13-2 which requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers.

FSP SFAS No. 13-2 was effective for the Company’s financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. SFAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $133 million net of tax.

FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN No. 48”)

In June 2006, the FASB issued FIN No. 48 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN No. 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN No. 48 had no impact on the Company’s Consolidated Balance Sheets at December 31, 2007 or Consolidated Statements of Operations for the year ended December 31, 2007.

AICPA Statement of Position No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP No. 05-1”)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP No. 05-1. SOP No. 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

SOP No. 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP No. 05-01 as of January 1, 2007, there was no impact to the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Statement of Financial Accounting Standards No. 158,” Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132R” (“SFAS No. 158”)

In September 2006, the FASB issued SFAS No. 158. SFAS No. 158 requires the Company to recognize in its statement of financial position either assets or liabilities for the overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in accumulated other comprehensive income in the year the changes occur.

SFAS No. 158 was effective for the Company on December 31, 2006. As a result of the Company’s adoption of SFAS No. 158, the Company recorded an increase to accumulated other comprehensive income of $160 million (net of tax) as of December 31, 2006 to recognize the funded status of its defined benefit pension and other postretirement benefit plans.

Emerging Issues Task Force Issue No. 04-5, ‘Determining Whether a General Partner or the General Partners as a Group Controls a Limited Partnership or a Similar Entity When the Limited Partners Have Certain Rights’ (“EITF No. 04-5”)

In July 2005, the Emerging Issues Task Force of the FASB issued EITF No. 04-5. EITF No. 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a VIE, in which case VIE consolidation accounting rules should instead be followed.

EITF No. 04-5 was effective for the Company on January 1, 2006. Adoption required consolidation of three limited partnerships which the Company manages. Consolidation of two partnerships into the Company’s general account as of December 31, 2006 resulted in an increase in other invested assets of $128 million and an increase in minority interest of $128 million. Consolidation of one partnership into the Company’s separate accounts as of December 31, 2006 resulted in an increase in separate account assets of $58 million and an increase in separate account liabilities of $58 million.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities classified as available-for-sale are summarized below:

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities and equity securities:
Corporate securities	$ 29,636	$ 355	$ 3,040	$ 26,951
Asset-backed and mortgage-backed securities	5,827	42	697	5,172
Obligations of states and political subdivisions	68	3	2	69
Debt securities issued by foreign governments	88	-	25	63
U.S. Treasury securities and obligations of U.S. government corporations and agencies	483	97	-	580
Other fixed maturities(1)	1,976	-	-	1,976

Total fixed maturities available-for-sale at fair value	38,078	497	3,764	34,811
Equity securities available-for-sale	205	10	14	201

Total fixed maturities and equity securities	$ 38,283	$ 507	$ 3,778	$ 35,012

	December 31, 2007

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities and equity securities:
Corporate securities	$ 32,801	$ 413	$ 472	$ 32,742
Asset-backed and mortgage-backed securities	7,586	69	58	7,597
Obligations of states and political subdivisions	27	-	-	27
Debt securities issued by foreign governments	141	2	3	140
U.S. Treasury securities and obligations of U.S. government corporations and agencies	318	9	-	327
Other fixed maturities(1)	2,006	-	-	2,006

Total fixed maturities available-for-sale at fair value	42,879	493	533	42,839
Equity securities available-for-sale	122	29	3	148

Total fixed maturities and equity securities	$ 43,001	$ 522	$ 536	$ 42,987

(1) The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at each lease’s expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2008, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$ 1,792	$ 1,756
Due after one year through five years	10,161	9,596
Due after five years through ten years	8,384	7,576
Due after ten years	9,938	8,735

	30,275	27,663
Asset-backed and mortgage-backed securities	5,827	5,172

Total fixed maturities available-for-sale	$ 36,102	$ 32,835

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2008

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$ 12,785	$ 1,485	$ 7,849	$ 1,555	$ 20,634	$ 3,040
Asset-backed and mortgage-backed securities	2,422	332	1,340	365	3,762	697
Obligations of states and political subdivisions	18	1	11	1	29	2
Debt securities issued by foreign governments	-	-	61	25	61	25

Total fixed maturities available-for-sale	15,225	1,818	9,261	1,946	24,486	3,764
Equity securities available-for-sale	106	12	6	2	112	14

Total	$ 15,331	$ 1,830	$ 9,267	$ 1,948	$ 24,598	$ 3,778

	Year ended December 31, 2007

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$ 5,167	$ 122	$ 11,408	$ 350	$ 16,575	$ 472
Asset-backed and mortgage-backed securities	1,009	21	1,723	37	2,732	58
Debt securities issued by foreign governments	105	3	2	-	107	3

Total fixed maturities available-for-sale	6,281	146	13,133	387	19,414	533
Equity securities available-for-sale	14	3	5	-	19	3

Total	$ 6,295	$ 149	$ 13,138	$ 387	$ 19,433	$ 536

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $675 million at December 31, 2008 from $65 million at December 31, 2007.

At December 31, 2008 and 2007, there were 1,800 and 1,500 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $3,764 million and $533 million, respectively, of which the single largest unrealized loss was $48 million and $8 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At December 31, 2008 and 2007 there were 243 and 8 equity securities with an aggregate gross unrealized loss of $14 million and $3 million, respectively, of which the single largest unrealized loss was $2 million and $1 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $128 million were non-income producing for the year ended December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

Securities Lending

The Company participated in a security lending program for the purpose of enhancing income on securities held in 2008 and 2007, but there were no securities on loan and no collateral held as of December 31, 2008. At December 31, 2007, $243 million of the Company’s securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities was monitored on a daily basis, and the collateral was maintained at a level of at least 102% of the loaned securities’ market value.

Assets on Deposit

As of December 31, 2008 and 2007, fixed maturity securities with a fair value of $50 million and $57 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2008, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$ 1,409	East North Central	$ 971
Hotels	18	East South Central	365
Industrial	1,158	Middle Atlantic	1,488
Office buildings	1,920	Mountain	677
Retail	2,902	New England	837
Multi family	-	Pacific	2,667
Mixed use	126	South Atlantic	1,581
Agricultural	821	West North Central	356
Agri Business	1,113	West South Central	762
Other	400	Canada/Other	163

Allowance for losses	(24)	Allowance for losses	(24)

Total	$ 9,843	Total	$ 9,843

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
	(in millions)

Year ended December 31, 2008	$ 14	$ 13	$ 3	$ 24

Year ended December 31, 2007	38	8	32	14

Year ended December 31, 2006	67	25	54	38

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Mortgage loans with carrying value of $35 million were non-income producing for the year ended December 31, 2008. At December 31, 2008, mortgage loans with a carrying value of $14 million were delinquent by less than 90 days and $2 million were delinquent by 90 days or more.

The total recorded investment in mortgage loans considered to be impaired, along with the related provision for losses, was as follows:

	December 31,
	2008	2007
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$ 59	$ 34
Provision for losses	(24)	(14)

Net impaired mortgage loans on real estate	$ 35	$ 20

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

	Years ended December 31,

	2008	2007	2006

	(in millions)
Average recorded investment in impaired loans	$ 46	$ 82	$ 181
Interest income recognized on impaired loans	-	-	-

Investment Real Estate

Investment real estate of $43 million and $39 million was non-income producing for the years ended December 31, 2008 and 2007, respectively. Depreciation expense on investment real estate was $22 million, $27 million, and $18 million, in 2008, 2007, and 2006, respectively. Accumulated depreciation was $119 million and $93 million at December 31, 2008 and 2007, respectively.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $2,382 million and $2,098 million at December 31, 2008 and 2007, respectively. Total combined assets of such investments were $31,596 million and $20,832 million (consisting primarily of investments) and total combined liabilities were $10,016 million and $2,396 million (including $6,869 million and $2,213 million of debt) at December 31, 2008 and 2007, respectively. Total combined revenues and expenses of these investments in 2008 were $3,012 million and $3,382 million, respectively, resulting in $370 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2007 were $1,284 million and $1,007 million, respectively, resulting in $277 million of total combined income from operations. Total combined revenues and expenses in 2006 were $1,398 million and $938 million, respectively, resulting in $460 million of total combined income from operations. Net investment income on investments accounted for on the equity method totaled $4 million, $213 million, and $185 million in 2008, 2007, and 2006, respectively. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,

	2008	2007	2006

	(in millions)
Net investment income
Fixed maturities	$ 2,373	$ 2,624	$ 2,664
Equity securities	6	7	41
Mortgage loans on real estate	553	538	578
Investment real estate	59	81	60
Policy loans	120	119	113
Short-term investments	89	106	72
Other	1	222	159

Gross investment income	3,201	3,697	3,687

Less investment expenses	181	185	159

Net investment income	$ 3,020	$ 3,512	$ 3,528

Net realized investment and other gains (losses)
Fixed maturities	$ (1,522)	$ (110)	$ 25
Equity securities	(1)	86	41
Mortgage loans on real estate	(24)	63	42
Derivatives and other invested assets	814	98	(103)
Amounts credited to participating contract holders	189	(9)	1

Net realized investment and other gains (losses)	$ (544)	$ 128	$ 6

The change in net unrealized loss on fixed maturities classified as held-for-trading of $216 million is included in net realized investment losses for the year ended December 31, 2008. There were no fixed maturities classified as held-for-trading for the years ended December 31, 2007 and 2006.

For 2008, 2007, and 2006, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $137 million, $131 million, and $134 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $148 million, $215 million, and $294 million for the years ended December 31, 2008, 2007, and 2006, respectively, and gross losses were realized on the sale of available-for-sale securities of $23 million, $49 million, and $158 million for the years ended December 31, 2008, 2007, and 2006, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $1,414 million, $312 million, and $135 million for the years ended December 31, 2008, 2007, and 2006, respectively, were recognized in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”) in accordance with FASB Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (revised December 2003) (“FIN No. 46(R)”).” Under FIN No. 46(R), the variable interest holder, if any, that will absorb a majority of the VIE’s expected losses, receive a majority of the VIE’s expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity’s expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company’s involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The Company’s separate accounts are considered the primary beneficiary of certain timberland VIEs, as discussed further below. The consolidation of these VIEs in the separate accounts of the Company resulted in an increase in separate account assets of $192 million, with an equal increase in separate account liabilities at December 31, 2008 and an increase in separate account assets of $191 million, with an equal increase in separate account liabilities at December 31, 2007.

The liabilities recognized as a result of consolidating the timberland VIEs do not represent additional claims on the general assets of the Company; rather, they represent claims against the assets recognized as a result of consolidating the VIEs. Conversely, the assets recognized as a result of consolidating the timberland VIEs do not represent additional assets which the Company can use to satisfy claims against its general assets; rather they can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

	December 31,

	2008

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)

	(in millions)
Collateralized debt obligations (3)	$ 2,039	$ 27	$ 27
Real estate limited partnerships (4)	1,066	386	389
Timber funds (5)	5,208	163	169

Total	$ 8,313	$ 576	$ 585

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities (continued)

	December 31,

	2007

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)

	(in millions)
Collateralized debt obligations (3)	$ 5,800	$ 29	$ 29
Real estate limited partnerships (4)	1,091	408	419
Timber funds (5)	2,459	128	162

Total	$ 9,350	$ 565	$ 610

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.

(2)	The maximum exposure to loss related to collateralized debt obligations (“CDOs”) and other investments is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.

(3)	The Company acts as an investment manager to certain asset-backed investment vehicles, commonly known as CDOs, for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.

(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.

(5)	The Company acts as investment manager for the VIEs owning the timberland properties (“timber funds”), which the general fund and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and to manage the duration of assets and liabilities.

Fair Value Hedges. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

For the years ended December 31, 2008, 2007, and 2006, the Company recognized net losses of $25 million, and net gains of $67 million, and $19 million, respectively, related to the ineffective portion of its fair value hedges and did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains (losses). In 2008, the Company had no hedges of firm commitments.

Cash Flow Hedges. The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

For the years ended December 31, 2008, 2007, and 2006, the Company recognized net gains of $30 million, $8 million, and $3 million, respectively, related to the ineffective portion of its cash flow hedges. These amounts were recorded in net realized investment and other gains (losses). For the years ended December 31, 2008, 2007, and 2006, all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the years ended December 31, 2008, 2007, and 2006, net gains of $47 million, $4 million, and $5 million, respectively, were reclassified from accumulated other comprehensive income to net income. It is anticipated that net gains of approximately $26 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum length for which variable cash flows are hedged is 30 years.

For the years ended December 31, 2008, 2007, and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2008, 2007, and 2006, net gains of $1,049 million, net gains of $68 million, and net losses of $76 million, respectively, representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts expensed on interest rate cap agreements are recorded as an adjustment to net investment income.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

For the years ended December 31, 2008, 2007, and 2006, net gains of $332 million and $32 million, and net losses of $58 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts are recorded in net realized investment and other gains (losses).

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, and participating pension contracts.

Outstanding derivative instruments were as follows:

	December 31,

	2008			2007

	Notional Amount	Carrying Value	Fair Value	Notional Amount	Carrying Value	Fair Value

	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$ 21,073	$ 4,424	$ 4,424	$ 16,346	$ 979	$ 979
Interest rate cap agreements	437	-	-	742	-	-
Cross currency rate swap agreements	1,639	410	410	2,365	656	656
Credit default swaps	55	12	12	65	1	1
Total return swap agreements	-	-	-	36	1	1
Embedded derivatives - fixed maturities	-	-	-	15	-	-
Embedded derivatives - reinsurance and participating pension contracts	-	164	164	-	-	-

Total Assets	$ 23,204	$ 5,010	$ 5,010	$ 19,569	$ 1,637	$ 1,637

Liabilities:
Derivatives:
Interest rate swap agreements	$ 14,635	$ 1,903	$ 1,903	$ 12,334	$ 523	$ 523
Cross currency rate swap agreements	1,800	469	469	3,346	1,017	1,017
Credit default swaps	12	-	-	105	1	1
Total return swap agreements	14	12	12	-	-	-
Embedded derivatives - fixed maturities	176	7	7	175	4	4
Embedded derivatives - reinsurance and participating pension contracts	-	-	-	-	181	181
Foreign exchange forward agreements	-	-	-	8	2	2

Total Liabilities	$ 16,637	$ 2,391	$ 2,391	$ 15,968	$ 1,728	$ 1,728

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date.

The Company manages its credit risk by entering into transactions with credit worthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2008 and 2007, the Company had accepted collateral consisting of various securities with a fair value of $2,247 million and $753 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2008 and 2007, the Company pledged collateral of $107 million and $172 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

Note 5 — Income Taxes

JHLICO and its subsidiaries join JHFS and other affiliates in filing a consolidated tax return. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Income before income taxes includes the following:

	Years ended December 31,

	2008	2007	2006

	(in millions)
Domestic	$ (376)	$ 1,122	$ 820
Foreign	28	28	28

Income before income taxes	$ (348)	$ 1,150	$ 848

The components of income taxes were as follows:

	Years ended December 31,

	2008	2007	2006

	(in millions)
Current taxes:
Federal	$ 55	$ (28)	$ 129
Foreign	2	9	4
State	5	5	4

Total	62	(14)	137

Deferred taxes:
Federal	(109)	398	128
Foreign	2	(4)	3
State	1	(1)	(1)

Total	(106)	393	130

Total income tax (credit) expense	$ (44)	$ 379	$ 267

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,

	2008		2007	2006

	(in millions)
Tax at 35%	$ (122)		$ 403	$ 297
Add (deduct):
Prior year taxes	104	(1)	(3)	(27)
Tax credits	(53)		(57)	(61)
Tax-exempt investment income	2		(22)	(17)
Lease income	3		22	13
Unrecognized tax benefits	13		24	52
Other	9		12	10

Total income tax (credit) expense	$ (44)		$ 379	$ 267

(1) During 2008, the Company performed a detailed analysis of its tax-basis balance sheet and related deferred tax balances. This analysis resulted in a $115 million increase in the 2008 net deferred tax liability balance due to book/tax differences attributable to prior years. This increase is included in the prior year taxes line above.

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheets date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2008	2007

	(in millions)
Deferred tax assets:
Policy reserve adjustments	$ 781	$ 1,008
Net operating loss carryforwards	305	-
Tax credits	421	369
Other comprehensive income	522	-
Securities and other investments	177	87
Deferred compensation	189	24
Deferred policy acquisition costs	2	75
Federal interest deficiency	206	140
Dividends payable to policyholders	109	108
Other	112	112

Total deferred tax assets	2,824	1,923

Deferred tax liabilities:
Securities and other investments	1,189	980
Other comprehensive income	-	270
Deferred policy acquisition costs	120	62
Intangibles	1,293	1,238
Lease income	49	52

Total deferred tax liabilities	2,651	2,602

Net deferred tax assets (liabilities)	$ 173	$ (679)

At December 31, 2008, the Company had $871 million of operating loss carryforwards, which will expire in various years through 2022. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company received income tax refunds of $1 million in 2008, and made income tax payments of $9 million, and $4 million in 2007 and 2006, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

The Internal Revenue Service (“IRS”) completed its examinations for years 1996 through 1998 on September 30, 2003, and completed its examination for years 1999 through 2001 on October 1, 2006. The Company filed protests with IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. On June 23, 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examination and on December 17, 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. On March 16, 2009, the Company has filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS commenced an examination of the Company’s income tax returns for the years 2002 through 2004 in the first quarter of 2007. It is anticipated that the audit will be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48 on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31

	2008	2007

	(in millions)
Beginning balance	$ 1,084	$ 972
Additions based on tax positions related to the current year	131	101
Reductions based on tax positions related to the current year	(10)	(8)
Additions for tax positions of prior years	262	67
Reductions for tax positions of prior years	(9)	(48)

Ending balance	$ 1,458	$ 1,084

Included in the balance as of December 31, 2008 and 2007, are $119 million and $107 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2008 and 2007, are $1,339 million and $977 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2008, 2007, and 2006, the Company recognized approximately $191 million, $119 million, and $112 million in interest expense, respectively. The Company had approximately $590 million and $400 million accrued for interest as of December 31, 2008 and December 31, 2007, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2008, 2007, and 2006.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Block

The closed block was established upon the demutualization of the Company for those designated participating policies that were in-force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed block insure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance (“the Division”).

If, over time, the aggregate performance of the closed block’s assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block’s assets and policies is less favorable than was assumed in the funding, dividends to policyholders will be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block’s liabilities in excess of the carrying amount of closed block’s assets at the date the closed block was established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block’s policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in net income. However, due to the accumulation of net unrealized investment losses that have arisen subsequent to the establishment of the closed block, the policyholder dividend obligation balance as of December 31, 2008 was reduced to zero through accumulated other comprehensive (loss) income.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Block - (continued)

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

	December 31,

	2008	2007

	(in millions)
Liabilities
Future policy benefits	$ 10,979	$ 10,943
Policyholder dividend obligation	-	155
Policyholders’ funds	1,510	1,504
Policyholder dividends payable	418	417
Other closed block liabilities	119	126

Total closed block liabilities	$ 13,026	$ 13,145

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2008—$6,747; 2007—$7,375)	$ 6,159	$ 7,399
Equity securities:
Available-for-sale—at fair value (cost: 2008—$5; 2007—$7)	4	6
Mortgage loans on real estate	1,684	1,368
Policy loans	1,533	1,543
Other invested assets	165	188

Total investments	9,545	10,504

Cash (borrowings) and cash equivalents	162	(83)
Accrued investment income	143	149
Other closed block assets	426	236

Total assets designated to the closed block	$ 10,276	$ 10,806

Excess of closed block liabilities over assets designated to the closed block	$ 2,750	$ 2,339
Portion of above representing accumulated other comprehensive income:
Unrealized (depreciation) appreciation, net of tax of $204 million and ($11) million, respectively	(378)	20
Allocated to the policyholder dividend obligation, net of tax of $0 million and $11 million, respectively	-	(20)

Total amounts included in accumulated other comprehensive income	(378)	-

Maximum future earnings to be recognized from closed block assets and liabilities	$ 2,372	$ 2,339

	Years ended December 31,

	2008	2007

	(in millions)
Change in the policyholder dividend obligation:
Balance at beginning of period	$ 155	$ 150
Impact on net income before income taxes	(124)	(72)
Unrealized investment gains (losses)	(31)	77

Balance at end of period	$ -	$ 155

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Block - (continued)

	Years ended December 31,

	2008	2007	2006

	(in millions)
Revenues
Premiums	$699	$734	$766
Net investment income	581	590	548
Net realized investment and other gains (losses)	(118)	20	32

Total revenues	1,162	1,344	1,346

Benefits and Expenses
Benefits to policyholders	794	841	887
Change in the policyholder dividend obligation	(62)	(88)	(131)
Other closed block operating costs and expenses	2	(2)	(2)
Policyholder dividends	478	482	464

Total benefits and expenses	1,212	1,233	1,218

Revenues, net of benefits and expenses before income taxes	(50)	111	128
Income taxes, net of amounts credited to the policyholder dividend obligation of $0 million, $1 million, and $1 million, respectively	(17)	39	44

Revenues, net of benefits, expenses and income taxes	$(33)	$72	$84

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,

	2008	2007

	(in millions)
Beginning of period	$2,339	$2,411
End of period	2,372	2,339

Change during period	$33	$(72)

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,

	2008	2007

	(in millions)
Short-term debt:
Current maturities of long-term debt	$ 4	$ 9

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	492	494
Notes payable, interest ranging from 7.0% to 12.1%, due in varying amounts to 2015	12	18
Fair value adjustments related to interest rate swaps (1)	(17)	(18)

	487	494
Less current maturities of long-term debt	(4)	(9)

Total long-term debt	$ 483	$ 485

Consumer notes:
Notes payable, interest ranging from 0.91% to 6.27% due in varying amounts to 2036	$ 1,600	$ 2,157

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2009—$4 million; 2010—$1 million; 2011—$0 million; 2012—$0 million, 2013—$0 million; and thereafter—$455 million.

Interest expense on debt, included in other operating costs and expenses, was $34 million, $39 million, and $36 million in 2008, 2007, and 2006, respectively. Interest paid on debt was $34 million, $41 million, and $36 million in 2008, 2007, and 2006, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner of Insurance.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2009—$386 million; 2010—$244 million; 2011—$156 million, 2012—$108 million, 2013—$55 million; and thereafter—$651 million.

Interest expense on consumer notes, included in benefits to policyholders, was $104 million, $115 million, and $126 million in 2008, 2007, and 2006, respectively. Interest paid amounted to $104 million, $112 million, and $122 million in 2008, 2007, and 2006, respectively.

Line of Credit

At December 31, 2008, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Debt and Line of Credit - (continued)

certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2008. At December 31, 2008, the Company had no outstanding borrowings under the agreement.

At December 31, 2008, the Company, MFC and other MFC subsidiaries had a committed line of credit through a group of banks totaling $250 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain certain minimum level of net worth and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2008. At December 31, 2008, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

On January 1, 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Company, Ltd. (“JHRECO”), an affiliated company. This agreement was amended and restated on April 1, 2007 in order to clarify the wording. The Company entered into this agreement to facilitate its capital management process. The risks reinsured under this agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance policies. The Company recorded a reinsurance recoverable from JHRECO of $28 million and $20 million at December 31, 2008 and 2007, respectively, which is included with other reinsurance recoverables on the Consolidated Balance Sheets. Premiums ceded to JHRECO were $0 million during the years ended December 31, 2008, 2007, and 2006, respectively.

On December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to the payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to the payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million, in premiums in the Consolidated Statements of Operations, and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations. The Company also recorded $55 million related to the cost of reinsurance, which was classified as unearned revenue. The cost of reinsurance will be amortized into income over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company reinsured certain portions of its long-term care insurance and group pension businesses with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2008, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience and practices. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $3,860 million and $2,672 million at December 31, 2008 and 2007, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $4,130 million and $3,592 million at December 31, 2008 and 2007, respectively, which are included with other reinsurance recoverables on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $656 million, $651 million, and $571 million during the years ended December 31, 2008, 2007, and 2006 respectively.

On December 31, 2004, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited to reinsure 75% of the non-reinsured risk of the closed block. During 2008, the Company amended this treaty to increase the portion of non-reinsured risk reinsured under this treaty to 90%. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. The closed block reinsurance agreement is classified as financial reinsurance and does not meet the risk transfer definition under U.S. GAAP. The agreement is accounted for under deposit accounting with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

Service Agreements

There are two service agreements, both effective as of April 28, 2004, between the Company and an affiliate, John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). Under the one agreement the Company provides services to JHUSA, and under the other JHUSA provides services to the Company. In both cases the Provider of the services can also employ a “Provider Affiliate” to provide services. In the case of the service agreement where the Company provides services to JHUSA, a “Provider Affiliate” means the Company’s parent, JHFS, and its direct and indirect subsidiaries. As of December 31, 2008 and 2007, there were accrued payables from the Company to JHUSA of $12 million and $87 million, respectively, for these service agreements. The Company incurred costs for these agreements of $122 million, $126 million, and $111 million for the years ended December 31, 2008, 2007, and 2006, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to a demand promissory note dated June 27, 2008, the Company borrowed $500 million from JHRECO. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 32.5 basis points and is payable quarterly. The note was repaid on December 23, 2008. Interest income was $9 million for the year ended December 31, 2008.

Pursuant to a short-term senior promissory note dated December 14, 2006, the Company borrowed $477 million from an affiliate, Manulife Holdings (Delaware) LLC. The note was repaid on March 1, 2007. Interest expense was $5 million and $1 million for the years ended December 31, 2007 and 2006, respectively.

Pursuant to a note purchase agreement dated November 10, 2006, the Company loaned $90 million to John Hancock USA. The note provides for interest only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%. The note is due December 1, 2011 and is secured by a mortgage on JHUSA’s property at 601 Congress Street, Boston, Massachusetts. Interest income was $5 million, $5 million, and $0 million for the years ended December 31, 2008, 2007, and 2006, respectively.

Other

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

On December 19, 2007, the Company sold real estate to Manulife Canada Limited, a wholly owned subsidiary of The Manufacturers Life Insurance Company, for $37 million. The transaction was accounted for at a carrying value of $25 million and the net difference of $12 million between the fair value and carrying value of the assets was an increase to additional paid-in capital.

On December 28, 2006, the Company purchased real estate held for investment with a net book value of $17 million from an affiliate, John Hancock USA, for $150 million in cash. Since the purchase was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in a decrease of $87 million, (net of tax of $47 million) to the Company’s additional paid in capital as of December 31, 2006.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2008 and 2007, the Company managed approximately $3,187 million and $3,379 million, respectively.

The Company participates in a liquidity pool operated by JHUSA in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreements, amended as of November 13, 2007. The Company had $2 billion invested in this pool at December 31, 2008 and 2007.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

On July 8, 2005, MFC fully and unconditionally guaranteed the Company’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. MFC’s guarantee of the SignatureNotes is an unsecured obligation of MFC and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantee of the SignatureNotes. Following July 8, 2005, the Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and MFC began reporting condensed consolidating financial information regarding the Company in MFC’s quarterly and annual reports.

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	Years ended December 31,

	2008		2007		2006

	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned

	(in millions)
Direct	$ 3,844	$ 3,844	$ 3,629	$ 3,636	$ 3,050	$ 3,050

Assumed	767	767	752	752	683	683

Ceded	(5,493)	(5,493)	(1,556)	(1,556)	(1,045)	(1,045)

Net life, health, and annuity premiums	$ (882)	$ (882)	$ 2,825	$ 2,832	$ 2,688	$ 2,688

At December 31, 2008, 2007, and 2006, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $1,169 million, $894 million, and $755 million, respectively.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company’s group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2006, the Company participated in the John Hancock Financial Services Pension Plan (the “Prior JHFS Plan”). Effective December 31, 2006, the Prior JHFS Plan was merged into the John Hancock Financial Services, Inc. Pension Plan (the “Plan”), which is a funded qualified defined benefit plan sponsored by JHFS. Pursuant to the merger, all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. The merger did not have a material impact on the Company’s consolidated financial statements.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits are provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company’s funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended, and other applicable laws and generally, not greater than the maximum amount that can be deducted for federal income tax purposes. In 2008, 2007, and 2006, no contributions were made to the qualified plans. The Company expects that no contributions will be made in 2009.

Pension plan assets of $598 million and $842 million at December 31, 2008 and 2007, respectively, were investments managed by related parties.

The Company also participates in an unfunded non-qualified defined benefit plan, which is also sponsored by JHFS. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code, for certain employees.

The Company participates in a new non-qualified defined contribution pension plan, maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $2 million in 2008. The prior plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company’s funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The contribution to the non-qualified plans was $32 million, $31 million, and $30 million in 2008, 2007, and 2006, respectively. The Company expects to contribute approximately $32 million to its non-qualified pension plans in 2009.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan, sponsored by JHFS. Certain employees hired prior to 2003 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The John Hancock Financial Services, Inc. Employee Welfare Plan was amended effective January 1, 2003 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other post retirement benefits was $57 million, $56 million, and $55 million in 2008, 2007, and 2006, respectively.

Employee welfare assets of $120 million and $155 million at December 31, 2008 and 2007, respectively, were investments in related parties.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements, sponsored by JHFS. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Savings and Investment Plan. The expense for the defined contribution plans was $12 million, $9 million, and $9 million in 2008, 2007, and 2006, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

Obligations and Funded Status of Defined Benefit Plans

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2008	2007	2008	2007

	(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,090	$2,170	$546	$573
Service cost	21	26	1	1
Interest cost	122	119	33	32
Participant contributions	-	-	3	4
Actuarial loss (gain)	42	14	19	(8)
Special termination benefits	-	1	-	-
Plan amendments	(2)	(31)	-	-
Curtailments	-	(12)	-	-
Retiree drug subsidy	-	-	4	4
Benefits paid	(172)	(197)	(60)	(60)

Benefit obligation at end of year	$2,101	$2,090	$546	$546

Change in plan assets:
Fair value of plan assets at beginning of year	$2,390	$2,388	$326	$304
Actual return on plan assets	(672)	168	(81)	22
Employer contributions	32	31	57	56
Participant contributions	-	-	3	4
Benefits paid	(172)	(197)	(60)	(60)

Fair value of plan assets at end of year	$1,578	$2,390	$245	$326

Funded status at end of year	$(523)	$300	$(301)	$(220)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$617	$-	$-
Liabilities	(523)	(317)	(301)	(220)

Net amount recognized	$(523)	$300	$(301)	$(220)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(28)	$(29)	$-	$-
Net actuarial loss (gain)	716	(169)	85	(33)

Total	$688	$(198)	$85	$(33)

The accumulated benefit obligation for all defined benefit plans was $2,078 million and $2,048 million at December 31, 2008 and 2007, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,

	2008	2007

	(in millions)
Accumulated benefit obligation	$ 2,078	$ 311
Projected benefit obligation	2,101	316
Fair value of plan assets	1,578	-

Components of Net Periodic Benefit Cost

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2008	2007	2006	2008	2007	2006

	(in millions)
Service cost	$21	$26	$27	$1	$1	$1
Interest cost	122	119	120	32	32	33
Expected return on plan assets	(176)	(177)	(173)	(26)	(25)	(23)
Special termination benefits	-	1	3	-	-	-
Curtailment gain	-	(1)	-	-	-	-
Amortization of prior service cost	(3)	(2)	-	-	-	-
Recognized actuarial loss	5	1	1	-	-	-

Net periodic benefit cost	$(31)	$(33)	$(22)	$7	$8	$11

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2009 were as follows:

	Pension Benefits	Other Postretirement Benefits

(in millions)
Amortization of prior service cost	$ (3)	$ -
Amortization of actuarial loss, net	4	-

Total	$ 1	$ -

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2008	2007	2008	2007

Discount rate	6.00%	6.00%	6.00%	6.00%
Rate of compensation increase	4.10%	5.10%	N/A	N/A
Health care cost trend rate for following year			8.50%	9.00%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2016	2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2008	2007	2008	2007

Discount rate	6.00%	5.75%	6.00%	5.75%
Expected long-term return on plan assets	8.00%	8.25%	8.00%	8.25%
Rate of compensation increase	5.10%	4.00%	N/A	N/A
Health care cost trend rate for following year			9.00%	9.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2016	2016

The expected long-term return on plan assets is based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary and guidance from U.S. Securities and Exchange Commission (“SEC”) staff are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One- Percentage Point Increase	One- Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2008	$ 1	$ (1)
Effect on postretirement benefit obligation as of December 31, 2008	20	(18)

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Plan Assets

The Company’s weighted-average asset allocations for its defined benefit plans by asset category were as follows:

	Pension Plan Assets at December 31,

	2008	2007

Asset Category
Equity securities	51%	64%
Fixed maturity securities	35	26
Real estate	5	3
Other	9	7

Total	100%	100%

The target allocations for assets of the Company’s defined benefit plans are summarized below for major asset categories.

Asset Category
Equity securities	50% - 80%
Fixed maturity securities	23% - 35%
Real estate	0% - 5%
Other	5% - 15%

The plans do not own any of the Company’s or MFC’s common stock at December 31, 2008 and 2007.

Other postretirement benefit plan weighted-average asset allocations by asset category were as follows:

	Other Postretirement Benefits Plan Assets at December 31,

	2008	2007

Asset Category
Equity securities	49%	60%
Fixed maturity securities	51	40

Total	100%	100%

Cash Flows

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

	Pension Benefits	Other Postretirement Benefits Gross Payments	Other Postretirement Benefits- Medicare Part D Subsidy

	(in millions)
2009	$ 184	$ 56	$ 4
2010	187	55	4
2011	179	55	4
2012	176	54	4
2013	176	53	4
2014-2018	873	237	16

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,155 million and $59 million, respectively, at December 31, 2008. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2009.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income were $8 million, $12 million, and $41 million for the years ended December 31, 2008, 2007, and 2006, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining non-cancelable operating leases are presented below:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2009	$ 36	$ 18
2010	33	17
2011	30	17
2012	27	17
2013	25	17
Thereafter	24	16

Total minimum lease payments	$ 175	$ 102

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2008.

Contingencies. The Company entered into a number of reinsurance arrangements with respect to personal accident insurance and the occupational accident component of workers compensation insurance. Under these arrangements, the Company both assumed risks as a reinsurer and also passed substantial portions of these risks on to other companies. The Company is engaged in disputes, including a number of legal proceedings, with respect to this business. Although these disputes do result in some level of variability in results, the Company believes it has provided adequately for the exposure. During 2008, the Company received additional information about its exposure and recognized a credit of $22 million (net of tax) to its current best estimate of its exposure as of December 31, 2008. The Company recognized a credit of $8 million (net of tax) in 2007 and a $70 million (net of tax) charge in 2006.

The Company is an investor in leveraged leases and previously established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the year ended December 31, 2008, the Company increased this provision by $171 million (net of tax). The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributed of the leverage leases be fully denied, the maximum after tax exposure including interest would be an additional estimated of $274 million at December 31, 2008.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer, and taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by JHFS, the parent.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic	Accumulated Other Comprehensive Income

			(in millions)
Balance at January 1, 2006	$ (9)	$ 363	$ (1)	$ (9)	$ -	$ 344
Gross unrealized investment gains (net of deferred income tax expense of $58 million)	106	-	-	-	-	106
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $47 million)	(88)	-	-	-	-	(88)
Adjustment for deferred policy acquisition costs, deferred sales inducements, and value of business acquired (net of deferred income tax expense of $3 million)	6	-	-	-	-	6
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $1 million)	2	-	-	-	-	2

Net unrealized investment gains	26	-	-	-	-	26
Foreign currency translation adjustment	-	-	1	-	-	1
Minimum pension liability (net of deferred income tax benefit of $9 million)	-	-	-	(16)	-	(16)
SFAS No. 158 transition adjustment (net of tax income expense of $86 million)	-	-	-	25	135	160
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $45 million)	-	(76)	-	-	-	(76)

Balance at December 31, 2006	$ 17	$ 287	$ -	$ -	$ 135	$ 439

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income

Balance at January 1, 2007	$ 17	$ 287	$ 135	$ 439
Gross unrealized investment gains (net of income tax expense of $80 million)	150	-	-	150
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $58 million)	(107)	-	-	(107)
Adjustment for deferred policy acquisition costs, deferred sales inducements, and value of business acquired (net of deferred income tax benefit of $8 million)	(15)	-	-	(15)
Adjustment for policyholder dividend obligation (net of deferred income tax benefit of $28 million)	(52)	-	-	(52)

Net unrealized investment losses	(24)	-	-	(24)
Pension and postretirement benefits:
Change in the funded status of the pension plan (net of deferred income tax benefit of $9 million)	-	-	15	15
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $38 million)	-	68	-	68

Balance at December 31, 2007	$ (7)	$ 355	$ 150	$ 498

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income

Balance at January 1, 2008	$ (7)	$ 355	$ 150	$ 498
Gross unrealized investment losses (net of deferred income tax benefit of $1,117 million)	(2,083)	-	-	(2,083)
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $44 million)	(81)	-	-	(81)
Adjustment for deferred policy acquisition costs, deferred sales inducements, and value of business acquired (net of deferred income tax expense of $130 million)	242	-	-	242
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $26 million)	48	-	-	48

Net unrealized investment losses	(1,874)			(1,874)
Pension and postretirement benefits:
Change in the funded status of the pension plan (net of deferred income tax benefit of $351 million)	-	-	(652)	(652)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $565 million)	-	1,049	-	1,049

Balance at December 31, 2008	$ (1,881)	$ 1,404	$ (502)	$ (979)

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2008	2007	2006

	(in millions)
Balance, end of year comprises:
Unrealized investment (losses) gains on:
Fixed maturities	$ (3,267)	$ (40)	$ (178)
Equity investments	(4)	26	84
Other investments	(58)	10	25

Total	(3,329)	(4)	(69)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, value of business acquired, and deferred sales inducements	400	28	50
Policyholder dividend obligation	40	(34)	45
Deferred income taxes	1,008	3	(9)

Total	1,448	(3)	86

Net unrealized investment (losses) gains	$ (1,881)	$ (7)	$ 17

Statutory Results

The Company and its domestic insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is the Commonwealth of Massachusetts. The Company’s use of permitted statutory accounting practices does not have a significant impact on statutory surplus.

The Company’s statutory net (loss) income for the years ended December 31, 2008, 2007 and 2006 was $(438) million (unaudited), $1,092 million, and $607 million, respectively.

The Company’s statutory capital and surplus as of December 31, 2008 and 2007 was $2,584 million (unaudited) and $4,372 million, respectively.

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner of Insurance (the “Commissioner”). Massachusetts law also limits the dividends an insurer may pay without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31, if such insurer is a life company.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities, group pension contracts, and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities.

Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers. The Company’s products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional investment management business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance, and selected broker/dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information – (continued)

The following table summarizes selected financial information by segment for the periods indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed block. For additional information on the closed block see Note 6 — Closed Block.

	Protection	Wealth Management	Corporate and Other	Total

	(in millions)

2008
Revenues from external customers	$ 2,075	$ (2,202)	$ 269	$ 142
Net investment income	1,443	1,362	215	3,020
Net realized investment and other gains (losses)	177	(504)	(217)	(544)
Inter-segment revenues	-	1	(1)	-

Revenues	$ 3,695	$ (1,343)	$ 266	$ 2,618

Net income (loss)	$ 200	$ (262)	$ (242)	$ (304)

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$ 7	$ 22	$ (25)	$ 4
Carrying value of investments accounted for under the equity method	1,401	834	147	2,382
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	35	17	-	52
Interest expense	-	-	34	34
Income taxes	105	(217)	68	(44)
Segment assets	$ 44,064	$ 33,341	$ 15,157	$ 92,562

	Protection	Wealth Management	Corporate and Other	Total

	(in millions)

2007
Revenues from external customers	$ 2,198	$ 1,473	$ 532	$ 4,203
Net investment income	1,464	1,651	397	3,512
Net realized investment and other gains	78	17	33	128
Inter-segment revenues	-	1	(1)	-

Revenues	$ 3,740	$ 3,142	$ 961	$ 7,843

Net income	$ 359	$ 195	$ 217	$ 771

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$ 140	$ (1)	$ 74	$ 213
Carrying value of investments accounted for under the equity method	1,138	279	681	2,098
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	67	100	-	167
Interest expense	1	-	38	39
Income taxes	173	41	165	379
Segment assets	$ 47,029	$ 37,574	$ 13,485	$ 98,088

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information – (continued)

	Protection	Wealth Management	Corporate and Other	Total

	(in millions)

2006
Revenues from external customers	$ 2,034	$ 1,269	$ 548	$ 3,851
Net investment income	1,393	1,771	364	3,528
Net realized investment and other gains (losses)	(145)	50	101	6

Revenues	$ 3,282	$ 3,090	$ 1,013	$ 7,385

Net income	$ 164	$ 252	$ 165	$ 581

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$ 109	$ 55	$ 21	$ 185
Carrying value of investments accounted for under the equity method	918	743	173	1,834
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	185	114	-	299
Interest expense	1	-	35	36
Income taxes	76	57	134	267

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income Before Income Taxes	Long-Lived Assets	Assets
(in millions)
2008
United States	$ 2,195	$ (376)	$ 151	$ 92,416
Foreign — other	423	28	-	146

Total	$ 2,618	$ (348)	$ 151	$ 92,562

2007
United States	$ 7,426	$ 1,122	$ 140	$ 97,700
Foreign — other	417	28	-	388

Total	$ 7,843	$ 1,150	$ 140	$ 98,088

2006
United States	$ 6,980	$ 820
Foreign — other	405	28

Total	$ 7,385	$ 848

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2008		2007

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$ 32,835	$ 32,835	$ 40,833	$ 40,833
Held-for-trading	1,057	1,057	-	-
Equity securities:
Available-for-sale	201	201	148	148
Mortgage loans on real estate	9,843	9,418	9,349	9,176
Policy loans	2,133	2,133	2,099	2,099
Short-term investments	5	5	-	-
Cash and cash equivalents	3,604	3,604	3,355	3,355
Derivatives:
Interest rate swap agreements	4,424	4,424	979	979
Cross currency rate swap agreements	410	410	656	656
Credit default swaps	12	12	1	1
Return swap agreements	-	-	1	1
Embedded derivatives - reinsurance and participating pension contracts	164	164	-	-
Separate account assets	15,645	15,645	18,949	18,949

Liabilities:
Consumer notes	1,600	1,532	2,157	2,110
Debt	487	474	494	529
Guaranteed investment contracts and funding agreements	4,701	4,603	7,057	6,977
Fixed rate deferred and immediate annuities	8,128	8,016	8,352	8,607
Supplementary contracts without life contingencies	53	51	59	42
Derivatives:
Interest rate swap agreements	1,903	1,903	523	523
Cross currency rate swap agreements	469	469	1,017	1,017
Credit default swaps	-	-	1	1
Total return swap agreements	12	12	-	-
Embedded derivatives - fixed maturities	7	7	4	4
Embedded derivatives - reinsurance and participating pension contracts	-	-	181	181
Foreign exchange forward agreements	-	-	2	2

(1) Fixed maturities excludes leveraged leases of $1,976 million and $2,006 million at December 31, 2008 and 2007, respectively, which are carried at the net investment value calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.

Effective January 1, 2008, the Company adopted SFAS No. 157, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

SFAS No. 157 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure.

• Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives and separate account assets. Assets and liabilities measured at fair value on a non recurring basis include mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized.

• Other Financial Instruments not Reported at Fair Value – This category includes assets and liabilities which do not require the additional SFAS No. 157 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximates their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts and funding agreements – The fair value associated with these financial instruments are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of these financial instruments are estimated by projecting multiple interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following SFAS No. 157 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Included in the Level 1 category are publicly traded equities and some separate account assets.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities are classified within Level 2. Also, included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate swaps, equity swaps, foreign currency forward contracts, and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as structured asset-backed securities, commercial mortgage-backed securities (“CBMS”), and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and certain investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under the exit value approach of SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted trade prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, and municipal securities, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities for which significant pricing inputs are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1 as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets, and are classified within Level 1 as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The significant inputs to the pricing models for most OTC derivatives are inputs that are observable or can be corroborated by observable market data. Inputs that are observable generally include: interest rates, foreign currency exchange rates and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Inputs that are unobservable generally include: broker quotes, volatilities and inputs that are outside of the observable portion of the interest rate curve or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Embedded Derivatives

As defined in SFAS Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS No. 133”), the Company holds assets and liabilities classified as embedded derivatives in the Consolidated Balance Sheets. The fair value of embedded derivatives primarily related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are included in derivative asset on the Consolidated Balance Sheets and represents the difference between the statutory book value and fair value of the assets with ongoing changes in fair value recorded in income. The estimated fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with Statement of Position (“SOP 03-1”), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, fixed maturity securities, real estate, and short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net assets values (“NAV”). Open-ended mutual fund investments are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies which own real estate and carry it at fair value. The following is a description of the valuation methodology used to price real estate investments, including the classification pursuant to the valuation hierarchy.

The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties, and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation, and upon the independent appraiser’s review and concurrence with management. Further, these valuations have been prepared giving consideration to the income, cost and sales comparison approaches of estimating property value. These investments are classified as Level 3 by the companies owning them, and the net asset values of the companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments – (continued)

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by SFAS No. 157 fair value hierarchy levels at December 31, 2008:

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$ 32,835	$ -	$ 29,885	$ 2,950
Held-for-trading	1,057	-	1,016	41
Equity securities:
Available-for-sale	201	201	-	-
Short-term investments	5	-	5	-
Derivative assets (2)	4,846	-	4,635	211
Embedded derivatives (3)	164	-	164	-
Separate account assets (4)	15,645	11,483	1,190	2,972

Total assets at fair value	$ 54,753	$ 11,684	$ 36,895	$ 6,174

Liabilities:
Derivative liabilities (2)	2,384	-	2,368	16
Embedded derivatives (3)	7	-	-	7

Total liabilities at fair value	$ 2,391	$ -	$ 2,368	$ 23

(1) Fixed maturities excludes leveraged leases of $1,976 million which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.

(2) Derivative assets and derivatives liabilities are amounts are presented gross in the table above to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.

(3) Embedded derivatives are presented within derivative asset in the Consolidated Balance Sheets.

(4) Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

	Fixed Maturities		Equity Securities	Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2008	$ 4,576		$ 4	$ (7)		$ (4)		$ 2,882
Net realized/unrealized gains (losses) included in:
Net (loss) income	(293)	(2)	4	187	(4)	(3)	(5)	(15)
Other comprehensive income	(978)	(3)	-	-		-		-
Purchases, issuances, (sales) and (settlements), net	(278)		(8)	5		-		105
Transfers in and/or (out) of Level 3, net (1)	(36)		-	10		-		-

Balance at December 31, 2008	$ 2,991		$ -	$ 195		$ (7)		$ 2,972

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2008	$ 34		$ -	$ 187		$ (3)		$ (15)

(1) For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

(2) This amount is included in net realized investments and other gains (losses) on the Consolidated Statements of Operations.

(3) This amount is included in accumulated other comprehensive income (loss) on the balance sheet.

(4) This amount is included in net realized investment and other gains (losses) on the statement of operations and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2008. All gains and (losses) related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure as it is not practicable to track realized and unrealized gains (losses) separately by security.

(5) This amount is included in benefits to policyholders on the statement of operations. All gains and (losses) on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure as it is impracticable to track realized and unrealized gains (losses) separately on a contract by contract basis.

(6) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Non Recurring Basis

Certain financial assets are reported at fair value on a non recurring basis, including investments such as mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

Goodwill

The changes in the carrying value of goodwill by segment were as follows:

	Protection	Wealth Management	Corporate and Other	Total

(in millions)
Balance at January 1, 2008	$ 1,600	$ 1,253	$ 156	$ 3,009
Dispositions and other, net (1)	-	-	(10)	(10)

Balance at December 31, 2008	$ 1,600	$ 1,253	$ 146	$ 2,999

	Protection	Wealth Management	Corporate and Other	Total

(in millions)
Balance at January 1, 2007	$ 1,600	$ 1,253	$ 158	$ 3,011
Dispositions and other, net (2)	-	-	(2)	(2)

Balance at December 31, 2007	$ 1,600	$ 1,253	$ 156	$ 3,009

(1) The Company reduced goodwill by $10 million for excess severance accruals.

(2) The Company reduced goodwill by $2 million for excess tax benefits associated with stock options for the year ended December 31, 2007.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2008 or 2007.

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,

	2008	2007

	(in millions)
Balance, beginning of year	$ 2,375	$ 2,502
Amortization	(59)	(107)
Change in unrealized investment gains (losses)	248	(20)

Balance, end of year	$ 2,564	$ 2,375

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization

(in millions)
2009	$ 75
2010	69
2011	74
2012	69
2013	63

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2008
Not subject to amortization:
Brand name	$ 600	-	$ 600
Investment management contracts	293	-	293
Subject to amortization:
Distribution networks	397	27	370
Other investment management contracts	64	21	43

Total	$ 1,354	$ 48	$ 1,306

December 31, 2007
Not subject to amortization:
Brand name	$ 600	-	$ 600
Investment management contracts	293	-	293
Subject to amortization:
Distribution networks	397	19	378
Other investment management contracts	64	17	47

Total	$ 1,354	$ 36	$ 1,318

Amortization expense (net of tax) for other intangible assets were $8 million, $8 million, and $7 million for the years ended December 31, 2008, 2007, and 2006, respectively. Amortization expense for other intangible assets is expected to be approximately $9 million in 2009, $9 million in 2010, $10 million in 2011, $11 million in 2012, and $12 million in 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2008	2007
	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$ 5,180	$ 7,312
Net amount at risk related to deposits	532	56
Average attained age of contract holders	47	46

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death and income benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2008	2007
	(in millions, except for ages and percents)

Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$ 1,340	$ 2,310
Net amount at risk	120	30
Average attained age of contract holders	64	65

Return of net deposits plus a minimum return
In the event of death
Account value	$ 347	$ 679
Net amount at risk	309	157
Average attained age of contract holders	67	66
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$ 436	$ 780
Net amount at risk	208	47
Average attained age of contract holders	61	63

Guaranteed Minimum Income Benefit
Account value	$ 101	$ 194
Net amount at risk	51	17
Average attained age of contract holders	61	60

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,

	2008	2007

	(in millions)
Type of Fund
Domestic Equity	$ 3,154	$ 5,262
International Equity	502	894
Balanced	1,045	2,104
Bonds	1,276	1,518
Money Market	540	434

Total	$ 6,517	$ 10,212

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Total

	(in millions)
Balance at January 1, 2008	$ 51	$ 4	$ 55
Incurred guarantee benefits	(16)	-	(16)
Other reserve changes	38	-	38

Balance at December 31, 2008	$ 73	$ 4	$ 77

Balance at January 1, 2007	$ 47	$ 3	$ 50
Other reserve changes	4	1	5

Balance at December 31, 2007	$ 51	$ 4	$ 55

The GMDB gross reserve, was determined in accordance with AICPA Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (“SOP 03-1”). The GMIB gross reserve held is equal to the accumulation of fees collected on this rider.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2008 and 2007:

•	Data used included 1,000 stochastically generated investment performance scenarios.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined for each of the asset classes noted above.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type and duration and ranged from 2% to 29%.

•	The discount rate used was 6.5% for SOP No. 03-01 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,

	2008	2007

	(in millions)
Balance, beginning of year	$ 1,054	$ 853
Capitalization	303	257
Amortization	(7)	(55)
Change in unrealized investment gains and losses	121	(1)

Balance, end of year	$ 1,471	$ 1,054

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,

	2008	2007

	(in millions)
Balance, beginning of year	$ 49	$ 37
Capitalization	19	17
Amortization	14	(5)

Balance, end of year	$ 82	$ 49

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC’s common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 74 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vested over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2008, 2007 and 2006, 217,000, 191,000, and 181,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2008 and 2007, 270,000 and 260,000, DSUs were issued to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2008, 2007 and 2006 vested immediately upon grant. The Company recorded compensation expense for stock options granted of $3 million, $2 million, and $2 million for the years ended December 31, 2008, 2007, and 2006, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments – (continued)

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee’s eligible contributions to certain maximums. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2008, 2007, and 2006, 1.8 million, 1.5 million and 1.6 million RSUs, respectively, were granted to certain eligible employees under this plan. For the years ended December 31, 2008, 2007, and 2006, the Company granted 0.3 million RSUs per year, to certain eligible employees. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $10 million, $12 million, and $8 million for the years ended December 31, 2008, 2007, and 2006, respectively.

Note 19 — Subsequent Events

On March 30, 2009, the Company purchased a $500 million demand note issued by MFC. The note was priced at LIBOR plus 185 basis points and has a maturity date of September 30, 2009.

John Hancock Variable Life Account UV of John Hancock Life Insurance Company

Audited Financial Statements

Year ended December 31, 2008 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account UV of John Hancock Life Insurance Company

Audited Financial Statements

Year ended December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Variable Life Account UV of John Hancock Life Insurance Company

“Active” sub-accounts

500 Index Trust B	Lifestyle Moderate Trust
Active Bond Trust	Mid Cap Index Trust
All Cap Core Trust	Mid Cap Intersection Trust
All Cap Growth Trust	Mid Cap Stock Trust
All Cap Value Trust	Mid Cap Value Trust
American Blue Chip Income and Growth Trust	Mid Value Trust
American Bond Trust	Money Market Trust B
American Growth Trust	Natural Resources Trust
American Growth-Income Trust	Optimized All Cap Trust
American International Trust	Optimized Value Trust
Blue Chip Growth Trust	Overseas Equity Trust
Capital Appreciation Trust	Pacific Rim Trust
Classic Value Trust	Real Estate Securities Trust
Core Bond Trust	Real Return Bond Trust
Core Equity Trust	Science & Technology Trust
Emerging Markets Value Trust	Short-Term Bond Trust
Emerging Small Company Trust	Small Cap Growth Trust
Equity-Income Trust	Small Cap Index Trust
Financial Services Trust	Small Cap Opportunities Trust
Fundamental Value Trust	Small Cap Value Trust
Global Bond Trust	Small Company Value Trust
Global Real Estate Trust	Strategic Bond Trust
Global Trust	Strategic Income Trust
Health Sciences Trust	Total Bond Market Trust B
High Yield Trust	Total Return Trust
International Core Trust	Total Stock Market Index Trust
International Equity Index Trust B	U.S. Government Securities Trust
International Opportunities Trust	U.S. High Yield Bond Trust
International Small Cap Trust	U.S. Large Cap Trust
International Value Trust	Utilities Trust
Investment Quality Bond Trust	Value Trust
Large Cap Trust	All Asset Portfolio
Large Cap Value Trust	Brandes International Equity Trust
Lifestyle Aggressive Trust	Business Opportunity Value Trust
Lifestyle Balanced Trust	CSI Equity Trust
Lifestyle Conservative Trust	Frontier Capital Appreciation Trust
Lifestyle Growth Trust	Turner Core Growth Trust

Report of Independent Registered Public Accounting Firm

“Closed” sub-accounts

Dynamic Growth Trust	Quantitative Mid Cap Trust
Emerging Growth Trust	Small Cap Trust
Growth & Income Trust	U.S. Core Trust
Managed Trust	U.S. Global Leaders Growth Trust

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account UV (the “Account”), comprised of the active sub-accounts as of December 31, 2008, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Variable Life Account UV at December 31, 2008, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Toronto, Canada	Chartered Accountants
April 14, 2009	Licensed Public Accountants

(This page is intentionally blank.)

John Hancock Variable Life Account UV

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-account invested in John Hancock Trust portfolios:
500 Index Trust B - 5,960,800 shares (cost $85,601,496)	$66,999,388
Active Bond Trust - 11,359,639 shares (cost $107,691,194)	89,854,743
All Cap Core Trust - 996 shares (cost $17,841)	11,645
All Cap Growth Trust - 1,354 shares (cost $23,246)	15,635
All Cap Value Trust - 13,880 shares (cost $109,545)	77,730
American Blue Chip Income and Growth Trust - 558 shares (cost $7,798)	4,941
American Bond Trust - 2,649 shares (cost $32,778)	28,344
American Growth Trust - 30,700 shares (cost $633,016)	356,427
American Growth-Income Trust - 13,003 shares (cost $228,927)	149,930
American International Trust - 15,358 shares (cost $302,628)	219,770
Blue Chip Growth Trust - 2,857,565 shares (cost $46,124,102)	34,862,291
Capital Appreciation Trust - 3,370,612 shares (cost $30,031,006)	21,133,739
Classic Value Trust - 16,816 shares (cost $230,102)	107,457
Core Bond Trust - 18,972 shares (cost $238,226)	233,355
Core Equity Trust - 1,782 shares (cost $18,726)	8,410
Dynamic Growth Trust	—
Emerging Growth Trust	—
Emerging Markets Value Trust - 10,316 shares (cost $111,216)	69,425
Emerging Small Company Trust - 155 shares (cost $3,875)	2,156
Equity-Income Trust - 2,905,472 shares (cost $45,963,095)	28,851,341
Financial Services Trust - 13,342 shares (cost $179,302)	100,333
Fundamental Value Trust - 12,159 shares (cost $169,485)	118,675
Global Bond Trust - 146,117 shares (cost $2,209,536)	2,105,552
Global Real Estate Trust - 6,996 shares (cost $47,129)	43,164
Global Trust - 3,141 shares (cost $49,990)	33,075
Growth & Income Trust	—
Health Sciences Trust - 24,640 shares (cost $361,377)	255,519
High Yield Trust - 131,016 shares (cost $1,218,216)	767,756
International Core Trust - 8,705 shares (cost $118,718)	70,515
International Equity Index Trust B - 1,912,458 shares (cost $31,725,227)	21,343,027
International Opportunities Trust - 10,262 shares (cost $130,838)	84,561
International Small Cap Trust - 13,893 shares (cost $206,437)	115,310
International Value Trust - 39,180 shares (cost $615,438)	353,016
Investment Quality Bond Trust - 15,599 shares (cost $180,046)	161,292
Large Cap Trust - 258 shares (cost $3,300)	2,197
Large Cap Value Trust - 30,201 shares (cost $559,590)	424,319
Lifestyle Aggressive Trust - 63,129 shares (cost $605,934)	342,788
Lifestyle Balanced Trust - 7,197,537 shares (cost $65,770,244)	61,898,818
Lifestyle Conservative Trust - 6,358 shares (cost $70,104)	65,360
Lifestyle Growth Trust - 340,350 shares (cost $4,377,385)	2,722,802
Lifestyle Moderate Trust - 15,656 shares (cost $191,689)	143,411
Managed Trust	—
Mid Cap Index Trust - 28,094 shares (cost $442,173)	299,758
Mid Cap Intersection Trust - 544 shares (cost $3,711)	3,664
Mid Cap Stock Trust - 1,113,368 shares (cost $15,593,178)	9,764,238
Mid Cap Value Trust - 1,995 shares (cost $23,658)	14,545

John Hancock Variable Life Account UV

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets (continued)
Investments at fair value:
Sub-account invested in John Hancock Trust portfolios:
Mid Value Trust - 643,142 shares (cost $5,526,703)	$4,321,914
Money Market Trust B - 21,874,608 shares (cost $21,874,608)	21,874,608
Natural Resources Trust - 19,953 shares (cost $574,603)	265,975
Optimized All Cap Trust - 12,706,449 shares (cost $181,423,557)	109,783,720
Optimized Value Trust - 21 shares (cost $227)	149
Overseas Equity Trust - 3,989,554 shares (cost $41,156,977)	29,562,596
Pacific Rim Trust - 9,539 shares (cost $106,402)	57,519
Quantitative Mid Cap Trust	—
Real Estate Securities Trust - 1,509,676 shares (cost $21,971,222)	10,658,309
Real Return Bond Trust - 7,701 shares (cost $102,766)	88,952
Science & Technology Trust - 6,540 shares (cost $78,544)	54,086
Short-Term Bond Trust - 799,030 shares (cost $7,726,220)	5,569,238
Small Cap Growth Trust - 1,215,438 shares (cost $11,117,627)	7,511,410
Small Cap Index Trust - 24,457 shares (cost $337,249)	224,024
Small Cap Opportunities Trust - 90 shares (cost $1,734)	1,011
Small Cap Trust	—
Small Cap Value Trust - 81,498 shares (cost $1,457,695)	955,970
Small Company Value Trust - 5,354 shares (cost $93,482)	69,279
Strategic Bond Trust - 6,237 shares (cost $69,580)	52,326
Strategic Income Trust - 6,384 shares (cost $77,578)	71,369
Total Bond Market Trust B - 1,522,854 shares (cost $15,269,779)	15,030,566
Total Return Trust - 36,683 shares (cost $501,682)	492,650
Total Stock Market Index Trust - 52,900 shares (cost $607,316)	421,610
U.S. Core Trust	—
U.S. Global Leaders Growth Trust	—
U.S. Government Securities Trust - 77,453 shares (cost $957,181)	938,726
U.S. High Yield Bond Trust - 26,789 shares (cost $322,480)	246,463
U.S. Large Cap Trust - 307 shares (cost $4,401)	2,894
Utilities Trust - 21,586 shares (cost $267,921)	176,144
Value Trust - 1,575 shares (cost $25,616)	15,486

Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 3,509 shares (cost $40,766)	$32,387
Brandes International Equity Trust - 398,394 shares (cost $6,344,678)	3,760,837
Business Opportunity Value Trust - 7,933 shares (cost $92,570)	61,008
CSI Equity Trust - 82,617 shares (cost $1,167,346)	870,782
Frontier Capital Appreciation Trust - 113,967 shares (cost $2,394,190)	1,570,471
Turner Core Growth Trust - 32,867 shares (cost $530,155)	318,805

$559,281,706

John Hancock Variable Life Account UV

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets (continued)
Investments at fair value:
Policy Loans
Active Bond Trust	$14,074,162
Blue Chip Growth Trust	3,039,202
International Equity Index Trust B	499,570
Lifestyle Balanced Trust	12,530,522
Money Market Trust B	2,552,412
Optimized All Cap Trust	32,207,544
Real Estate Securities Trust	613,237

65,516,649
Total assets	$624,798,355

Contract Owners’ Equity
Variable universal life insurance contracts	$624,798,355

See accompanying notes.

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,946,960	$3,144,436	$5,546,265	$9,219,638
Interest on policy loans	—	—	1,007,786	977,102

Total investment income	1,946,960	3,144,436	6,554,051	10,196,740
Expenses:
Mortality and expense risk	511,729	609,838	540,074	551,402

Net investment income (loss)	1,435,231	2,534,598	6,013,977	9,645,338

Realized gains (losses) on investments:
Capital gain distributions	555,645	—	—	—
Net realized gains (losses)	673,683	1,137,366	(505,429)	(78,182)

Realized gains (losses)	1,229,328	1,137,366	(505,429)	(78,182)
Unrealized appreciation (depreciation) during the period	(42,526,773)	1,065,677	(15,651,182)	(5,038,913)

Net increase (decrease) in assets from operations	(39,862,214)	4,737,641	(10,142,634)	4,528,243

Changes from principal transactions:
Transfer of net premiums	3,323,310	2,241,075	3,127,789	3,499,166
Transfer on terminations	(3,167,499)	(3,163,325)	(6,703,070)	(6,651,631)
Transfer on policy loans	(257,629)	(419,802)	(16,386)	602,623
Net interfund transfers	1,515,604	140,825	174,726	(185,559)
Net change in policy loans	—	—	(174,430)	(827,203)

Net increase (decrease) in assets from principal transactions	1,413,786	(1,201,227)	(3,591,371)	(3,562,604)

Total increase (decrease) in assets	(38,448,428)	3,536,414	(13,734,005)	965,639

Assets, beginning of period	105,447,816	101,911,402	117,662,910	116,697,271

Assets, end of period	$66,999,388	$105,447,816	$103,928,905	$117,662,910

See accompanying notes.

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$3,056	$2,938	$287	$256	$82	$74
—	—	—	—	—	—

3,056	2,938	287	256	82	74

186	239	93	103	24	—

2,870	2,699	194	153	58	74

108	—	—	—	—	—
(19,169)	475	(41)	25	(541)	14,466

(19,061)	475	(41)	25	(541)	14,466
(8,293)	149	(7,643)	159	(9,476)	(3,916)

(24,484)	3,323	(7,490)	337	(9,959)	10,624

1,595	5,903	1,837	1,827	3,810	—
(1,889)	(12,144)	(160)	(167)	(2,645)	(2,160)
—	—	—	—	—	—
19,399	—	—	(1)	6,274	(100,658)
—	—	—	—	—	—

19,105	(6,241)	1,677	1,659	7,439	(102,818)

(5,379)	(2,918)	(5,813)	1,996	(2,520)	(92,194)

37,766	40,684	17,458	15,462	18,155	110,349

$32,387	$37,766	$11,645	$17,458	$15,635	$18,155

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$964	$1,436	$815	$114
Interest on policy loans	—	—	—	—

Total investment income	964	1,436	815	114
Expenses:
Mortality and expense risk	164	669	—	—

Net investment income (loss)	800	767	815	114

Realized gains (losses) on investments:
Capital gain distributions	568	15,845	460	780
Net realized gains (losses)	(11,188)	12,012	(16,913)	73

Realized gains (losses)	(10,620)	27,857	(16,453)	853
Unrealized appreciation (depreciation) during the period	(24,695)	(12,388)	(2,087)	(975)

Net increase (decrease) in assets from operations	(34,515)	16,236	(17,725)	(8)

Changes from principal transactions:
Transfer of net premiums	13,329	6,139	3,764	3,736
Transfer on terminations	(1,017)	(6,207)	(1,834)	(1,628)
Transfer on policy loans	—	—	—	—
Net interfund transfers	77,764	(147,837)	15,738	—
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	90,076	(147,905)	17,668	2,108

Total increase (decrease) in assets	55,561	(131,669)	(57)	2,100

Assets, beginning of period	22,169	153,838	4,998	2,898

Assets, end of period	$77,730	$22,169	$4,941	$4,998

See accompanying notes.

Sub-Account
American Bond Trust		American Growth Trust		American Growth-Income Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$1,675	—	$10,061	$5,490	$4,456	$1,729
—	—	—	—	—	—

1,675	—	10,061	5,490	4,456	1,729

90	—	1,658	561	404	—

1,585	—	8,403	4,929	4,052	1,729

—	—	5,630	45,379	897	2,598
(11)	8	(155,352)	36,168	(2,284)	(7,355)

(11)	8	(149,722)	81,547	(1,387)	(4,757)
(4,433)	(5)	(244,097)	(46,804)	(81,117)	(2,683)

(2,859)	3	(385,416)	39,672	(78,452)	(5,711)

687	135	59,010	53,153	21,169	32,439
(58)	(29)	(43,116)	(20,752)	(8,457)	(10,383)
—	—	—	—	10	—
30,574	(191)	258,452	(4,752)	156,514	(9,709)
—	—	—	—	—	—

31,203	(85)	274,346	27,649	169,236	12,347

28,344	(82)	(111,070)	67,321	90,784	6,636

—	82	467,497	400,176	59,146	52,510

$28,344	—	$356,427	$467,497	$149,930	$59,146

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust		Blue Chip Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$10,348	$2,426	$192,397	$484,366
Interest on policy loans	—	—	232,128	225,240

Total investment income	10,348	2,426	424,525	709,606
Expenses:
Mortality and expense risk	331	112	304,372	356,564

Net investment income (loss)	10,017	2,314	120,153	353,042

Realized gains (losses) on investments:
Capital gain distributions	1,323	6,519	873,176	—
Net realized gains (losses)	(19,267)	9,185	326,982	1,055,409

Realized gains (losses)	(17,944)	15,704	1,200,158	1,055,409
Unrealized appreciation (depreciation) during the period	(89,070)	(2,367)	(27,326,276)	5,582,111

Net increase (decrease) in assets from operations	(96,997)	15,651	(26,005,965)	6,990,562

Changes from principal transactions:
Transfer of net premiums	35,403	16,444	3,234,623	3,567,996
Transfer on terminations	(10,196)	(7,820)	(3,860,283)	(4,421,047)
Transfer on policy loans	—	—	(311,808)	(556,915)
Net interfund transfers	216,994	(54,957)	32,600	242,912
Net change in policy loans	—	—	(196,588)	(95,259)

Net increase (decrease) in assets from principal transactions	242,201	(46,333)	(1,101,456)	(1,262,313)

Total increase (decrease) in assets	145,204	(30,682)	(27,107,421)	5,728,249

Assets, beginning of period	74,566	105,248	65,008,914	59,280,665

Assets, end of period	$219,770	$74,566	$37,901,493	$65,008,914

See accompanying notes.

Sub-Account
Brandes International Equity Trust		Business Opportunity Value Trust		Capital Appreciation Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$176,442	$132,757	$29	$429	$151,340	$125,144
—	—	—	—	—	—

176,442	132,757	29	429	151,340	125,144

28,074	34,418	21	—	162,985	186,558

148,368	98,339	8	429	(11,645)	(61,414)

440,643	885,026	2,026	5,241	—	134,092
(130,829)	97,512	(1,259)	173	(61,946)	117,814

309,814	982,538	767	5,414	(61,946)	251,906
(3,040,717)	(629,871)	(30,465)	(2,636)	(12,656,711)	3,208,188

(2,582,535)	451,006	(29,690)	3,207	(12,730,302)	3,398,680

128,893	123,168	15,335	10,554	1,612,349	1,741,001
(127,490)	(113,178)	(15,379)	(3,239)	(1,497,463)	(1,226,111)
—	—	—	—	(169,574)	(315,181)
(202,248)	(103,919)	24,823	617	(81,477)	(384,079)
—	—	—	—	—	—

(200,845)	(93,929)	24,779	7,932	(136,165)	(184,370)

(2,783,380)	357,077	(4,911)	11,139	(12,866,467)	3,214,310

6,544,217	6,187,140	65,919	54,780	34,000,206	30,785,896

$3,760,837	$6,544,217	$61,008	$65,919	$21,133,739	$34,000,206

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust		Core Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (q)
Income:
Dividend income distribution	$3,069	$3,396	$9,924
Interest on policy loans	—	—	—

Total investment income	3,069	3,396	9,924
Expenses:
Mortality and expense risk	430	792	—

Net investment income (loss)	2,639	2,604	9,924

Realized gains (losses) on investments:
Capital gain distributions	2,110	22,548	—
Net realized gains (losses)	(4,531)	1,985	(6)

Realized gains (losses)	(2,421)	24,533	(6)
Unrealized appreciation (depreciation) during the period	(86,072)	(55,991)	(4,871)

Net increase (decrease) in assets from operations	(85,854)	(28,854)	5,047

Changes from principal transactions:
Transfer of net premiums	20,327	36,014	—
Transfer on terminations	(4,490)	(41,785)	(1,893)
Transfer on policy loans	—	—	—
Net interfund transfers	(302)	(921)	230,201
Net change in policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	15,535	(6,692)	228,308

Total increase (decrease) in assets	(70,319)	(35,546)	233,355

Assets, beginning of period	177,776	213,322	—

Assets, end of period	$107,457	$177,776	$233,355

(q)	Fund available in prior year but no activity.
(x)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Core Equity Trust		CSI Equity Trust		Dynamic Growth Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (x)	Year Ended Dec. 31/07

$1,502	$3	$11,757	$20,099	—	—
—	—	—	—	—	—

1,502	3	11,757	20,099	—	—

—	—	—	—	—	—

1,502	3	11,757	20,099	—	—

340	776	985	194,427	—	—
(1,201)	6	16,341	419,354	(251)	376

(861)	782	17,326	613,781	(251)	376
(8,972)	(1,429)	(476,102)	(419,499)	(214)	20

(8,331)	(644)	(447,019)	214,381	(465)	396

7,545	7,262	55,800	217,776	1,015	3,071
(1,339)	(1,709)	(26,882)	(60,569)	(883)	(2,628)
—	—	—	—	—	—
—	1,313	(914,765)	(989,663)	(4,518)	—
—	—	—	—	—	—

6,206	6,866	(885,847)	(832,456)	(4,386)	443

(2,125)	6,222	(1,332,866)	(618,075)	(4,851)	839

10,535	4,313	2,203,648	2,821,723	4,851	4,012

$8,410	$10,535	$870,782	$2,203,648	—	$4,851

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Growth Trust		Emerging Markets Value Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (m)
Income:
Dividend income distribution	$477	$206	$2,593	$627
Interest on policy loans	—	—	—	—

Total investment income	477	206	2,593	627
Expenses:
Mortality and expense risk	508	698	439	158

Net investment income (loss)	(31)	(492)	2,154	469

Realized gains (losses) on investments:
Capital gain distributions	1,059	34,301	186	2,053
Net realized gains (losses)	(120,565)	(744)	(13,704)	127

Realized gains (losses)	(119,506)	33,557	(13,518)	2,180
Unrealized appreciation (depreciation) during the period	55,185	(29,698)	(41,134)	(658)

Net increase (decrease) in assets from operations	(64,352)	3,367	(52,498)	1,991

Changes from principal transactions:
Transfer of net premiums	2,660	15,534	16,355	4,706
Transfer on terminations	(1,393)	(1,511)	(8,147)	(607)
Transfer on policy loans	—	—	(2,085)	(617)
Net interfund transfers	(66,945)	1	16,969	93,358
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(65,678)	14,024	23,092	96,840

Total increase (decrease) in assets	(130,030)	17,391	(29,406)	98,831

Assets, beginning of period	130,030	112,639	98,831	—

Assets, end of period	—	$130,030	$69,425	$98,831

(y)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(m)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Emerging Small Company Trust		Equity-Income Trust		Financial Services Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	$999,204	$1,439,859	$1,328	$2,688
—	—	—	—	—	—

—	—	999,204	1,439,859	1,328	2,688

—	—	216,985	267,306	535	712

—	—	782,219	1,172,553	793	1,976

2	863	1,020,585	5,467,581	7,739	28,720
(4,835)	(134)	(533,103)	340,648	(15,024)	2,373

(4,833)	729	487,482	5,808,229	(7,285)	31,093
(1,115)	(441)	(18,030,993)	(5,637,455)	(70,050)	(47,124)

(5,948)	288	(16,761,292)	1,343,327	(76,542)	(14,055)

1,452	1,082	1,627,836	1,839,251	19,936	15,167
—	(949)	(2,734,919)	(2,121,870)	(20,219)	(7,785)
—	—	(367,435)	(447,069)	(8,761)	(510)
2,763	—	(252,683)	73,117	(264)	4,065
—	—	—	—	—	—

4,215	133	(1,727,201)	(656,571)	(9,308)	10,937

(1,733)	421	(18,488,493)	686,756	(85,850)	(3,118)

3,889	3,468	47,339,834	46,653,078	186,183	189,301

$2,156	$3,889	$28,851,341	$47,339,834	$100,333	$186,183

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	—	$1,421	$1,568
Interest on policy loans	—	—	—	—

Total investment income	—	—	1,421	1,568
Expenses:
Mortality and expense risk	12,370	14,428	381	183

Net investment income (loss)	(12,370)	(14,428)	1,040	1,385

Realized gains (losses) on investments:
Capital gain distributions	69,963	243,884	1,267	2,952
Net realized gains (losses)	8,159	23,773	(4,745)	601

Realized gains (losses)	78,122	267,657	(3,478)	3,553
Unrealized appreciation (depreciation) during the period	(1,207,883)	21,833	(51,904)	(2,080)

Net increase (decrease) in assets from operations	(1,142,131)	275,062	(54,342)	2,858

Changes from principal transactions:
Transfer of net premiums	62,609	53,374	30,464	18,849
Transfer on terminations	(59,822)	(42,177)	(12,283)	(5,378)
Transfer on policy loans	—	—	—	—
Net interfund transfers	7,321	(7,135)	31,194	75,666
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	10,108	4,062	49,375	89,137

Total increase (decrease) in assets	(1,132,023)	279,124	(4,967)	91,995

Assets, beginning of period	2,702,494	2,423,370	123,642	31,647

Assets, end of period	$1,570,471	$2,702,494	$118,675	$123,642

(z)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Global Bond Trust		Global Real Estate Trust	Global Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (z)	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$14,803	$156,937	$2,604	$1,019	$2,750
—	—	—	—	—

14,803	156,937	2,604	1,019	2,750

12,639	10,793	—	—	—

2,164	146,144	2,604	1,019	2,750

—	—	—	—	6,645
(19,314)	(6,834)	(12)	(35,142)	695

(19,314)	(6,834)	(12)	(35,142)	7,340
(131,008)	45,036	(3,965)	(18,141)	(8,536)

(148,158)	184,346	(1,373)	(52,264)	1,554

201,281	214,116	—	10,283	9,489
(299,495)	(182,282)	(273)	(159)	(2,892)
(40,415)	(32,625)	—	—	—
206,624	(78,735)	44,810	(41,642)	26,547
—	—	—	—	—

67,995	(79,526)	44,537	(31,518)	33,144

(80,163)	104,820	43,164	(83,782)	34,698

2,185,715	2,080,895	—	116,857	82,159

$2,105,552	$2,185,715	$43,164	$33,075	$116,857

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Growth & Income Trust		Health Sciences Trust
	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$951,808	$3,768,911	—	—
Interest on policy loans	786,543	2,522,064	—	—

Total investment income	1,738,351	6,290,975	—	—
Expenses:
Mortality and expense risk	312,179	1,082,605	482	507

Net investment income (loss)	1,426,172	5,208,370	(482)	(507)

Realized gains (losses) on investments:
Capital gain distributions	—	19,469,705	6,836	68,477
Net realized gains (losses)	(35,720,479)	(3,602,499)	(4,332)	4,810

Realized gains (losses)	(35,720,479)	15,867,206	2,504	73,287
Unrealized appreciation (depreciation) during the period	17,337,145	(11,016,178)	(111,365)	(20,414)

Net increase (decrease) in assets from operations	(16,957,162)	10,059,398	(109,343)	52,366

Changes from principal transactions:
Transfer of net premiums	3,693,400	12,169,539	44,629	49,695
Transfer on terminations	(6,873,399)	(20,625,736)	(47,720)	(21,541)
Transfer on policy loans	(725,939)	(90,974)	(13,660)	(336)
Net interfund transfers	(186,892,579)	(912,004)	(18,706)	31,961
Net change in policy loans	(35,166,802)	(1,742,912)	—	—

Net increase (decrease) in assets from principal transactions	(225,965,319)	(11,202,087)	(35,457)	59,779

Total increase (decrease) in assets	(242,922,481)	(1,142,689)	(144,800)	112,145

Assets, beginning of period	242,922,481	244,065,170	400,319	288,174

Assets, end of period	—	$242,922,481	$255,519	$400,319

(aa)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

Sub-Account
High Yield Trust		International Core Trust		International Equity Index Trust B
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$97,705	$163,596	$6,284	$3,572	$841,872	$1,361,943
—	—	—	—	39,547	39,103

97,705	163,596	6,284	3,572	881,419	1,401,046

4,141	5,083	814	277	146,513	157,562

93,564	158,513	5,470	3,295	734,906	1,243,484

—	—	3,562	22,069	210,991	2,634,256
(28,948)	7,620	(105,001)	562	625,358	1,250,807

(28,948)	7,620	(101,439)	22,631	836,349	3,885,063
(396,297)	(150,905)	(27,418)	(25,049)	(16,298,613)	(1,348,162)

(331,681)	15,228	(123,387)	877	(14,727,358)	3,780,385

82,212	93,496	7,754	19,171	2,561,281	912,867
(84,300)	(104,078)	(5,868)	(3,937)	(2,110,342)	(1,686,703)
(12,554)	(13,202)	—	—	(76,216)	(184,519)
(151,258)	38,506	(45,211)	156,089	7,962,135	(152,123)
—	—	—	—	(55,889)	(6,134)

(165,900)	14,722	(43,325)	171,323	8,280,969	(1,116,612)

(497,581)	29,950	(166,712)	172,200	(6,446,389)	2,663,773

1,265,337	1,235,387	237,227	65,027	28,288,986	25,625,213

$767,756	$1,265,337	$70,515	$237,227	$21,842,597	$28,288,986

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust		International Small Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,811	$1,175	$5,472	$3,593
Interest on policy loans	—	—	—	—

Total investment income	1,811	1,175	5,472	3,593
Expenses:
Mortality and expense risk	141	118	343	309

Net investment income (loss)	1,670	1,057	5,129	3,284

Realized gains (losses) on investments:
Capital gain distributions	3,490	13,315	2,020	33,378
Net realized gains (losses)	(18,678)	1,632	(54,874)	1,478

Realized gains (losses)	(15,188)	14,947	(52,854)	34,856
Unrealized appreciation (depreciation) during the period	(49,104)	(3,037)	(65,847)	(34,282)

Net increase (decrease) in assets from operations	(62,622)	12,967	(113,572)	3,858

Changes from principal transactions:
Transfer of net premiums	30,082	9,547	16,578	14,364
Transfer on terminations	(3,504)	(4,072)	(8,253)	(4,718)
Transfer on policy loans	—	—	—	—
Net interfund transfers	37,726	2,316	86,971	32,810
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	64,304	7,791	95,296	42,456

Total increase (decrease) in assets	1,682	20,758	(18,276)	46,314

Assets, beginning of period	82,879	62,121	133,586	87,272

Assets, end of period	$84,561	$82,879	$115,310	$133,586

See accompanying notes.

Sub-Account
International Value Trust		Investment Quality Bond Trust		Large Cap Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$19,138	$34,587	$11,092	$15,833	$45	$21
—	—	—	—	—	—

19,138	34,587	11,092	15,833	45	21

3,611	2,509	—	—	—	—

15,527	32,078	11,092	15,833	45	21

27,429	113,710	—	—	—	133
(250,326)	13,638	(494)	(901)	(102)	(73)

(222,897)	127,348	(494)	(901)	(102)	60
(244,079)	(109,999)	(13,190)	(4,723)	(1,016)	(172)

(451,449)	49,427	(2,592)	10,209	(1,073)	(91)

17,388	36,313	7,192	6,093	1,897	1,023
(39,150)	(54,355)	(11,864)	(5,595)	(392)	(589)
—	—	10	—	(45)	(105)
(223,125)	538,315	10	(16,406)	—	336
—	—	—	—	—	—

(244,887)	520,273	(4,652)	(15,908)	1,460	665

(696,336)	569,700	(7,244)	(5,699)	387	574

1,049,352	479,652	168,536	174,235	1,810	1,236

$353,016	$1,049,352	$161,292	$168,536	$2,197	$1,810

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Value Trust		Lifestyle Aggressive Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$7,698	$2,274	$9,123	$45,911
Interest on policy loans	—	—	—	—

Total investment income	7,698	2,274	9,123	45,911
Expenses:
Mortality and expense risk	695	234	1,223	1,455

Net investment income (loss)	7,003	2,040	7,900	44,456

Realized gains (losses) on investments:
Capital gain distributions	—	12,399	58,995	11,110
Net realized gains (losses)	(15,631)	377	(32,993)	1,760

Realized gains (losses)	(15,631)	12,776	26,002	12,870
Unrealized appreciation (depreciation) during the period	(123,827)	(16,871)	(268,200)	(22,821)

Net increase (decrease) in assets from operations	(132,455)	(2,055)	(234,298)	34,505

Changes from principal transactions:
Transfer of net premiums	35,312	20,479	99,482	45,612
Transfer on terminations	(10,670)	(1,374)	(34,759)	(24,016)
Transfer on policy loans	—	—	—	—
Net interfund transfers	252,282	172,309	(56,969)	86,427
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	276,924	191,414	7,754	108,023

Total increase (decrease) in assets	144,469	189,359	(226,544)	142,528

Assets, beginning of period	279,850	90,491	569,332	426,804

Assets, end of period	$424,319	$279,850	$342,788	$569,332

See accompanying notes.

Sub-Account
Lifestyle Balanced Trust		Lifestyle Conservative Trust		Lifestyle Growth Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$2,671,466	$285,067	$3,201	$920	$97,397	$294,767
148,445	—	—	—	—	—

2,819,911	285,067	3,201	920	97,397	294,767

76,635	20,408	—	—	16,008	17,295

2,743,276	264,659	3,201	920	81,389	277,472

143,569	6,817	228	30	192,190	18,620
(608,020)	16,984	(27)	2	(134,848)	34,116

(464,451)	23,801	201	32	57,342	52,736
(3,914,920)	(89,330)	(4,997)	(362)	(1,698,324)	(93,574)

(1,636,095)	199,130	(1,595)	590	(1,559,593)	236,634

1,184,410	447,081	3,022	1,472	593,678	559,053
(2,919,529)	(249,341)	(1,139)	(474)	(498,146)	(656,789)
(51,514)	(27,252)	—	—	(83,418)	(164,852)
61,294,740	642,533	52,924	10	174,964	1,028,922
12,382,077	—	—	—	—	—

71,890,184	813,021	54,807	1,008	187,078	766,334

70,254,089	1,012,151	53,212	1,598	(1,372,515)	1,002,968

4,175,251	3,163,100	12,148	10,550	4,095,317	3,092,349

$74,429,340	$4,175,251	$65,360	$12,148	$2,722,802	$4,095,317

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Moderate Trust		Managed Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07
Income:
Dividend income distribution	$7,151	$16,057	$425,940	$4,462,307
Interest on policy loans	—	—	815,413	976,528

Total investment income	7,151	16,057	1,241,353	5,438,835
Expenses:
Mortality and expense risk	1,217	820	408,479	536,543

Net investment income (loss)	5,934	15,237	832,874	4,902,292

Realized gains (losses) on investments:
Capital gain distributions	8,522	359	445,396	1,668,210
Net realized gains (losses)	(22,302)	2,322	(22,934,388)	(545,328)

Realized gains (losses)	(13,780)	2,681	(22,488,992)	1,122,882
Unrealized appreciation (depreciation) during the period	(45,791)	(9,397)	5,399,089	(3,941,194)

Net increase (decrease) in assets from operations	(53,637)	8,521	(16,257,029)	2,083,980

Changes from principal transactions:
Transfer of net premiums	16,943	9,382	4,754,529	6,409,726
Transfer on terminations	(16,562)	(33,378)	(8,354,878)	(10,454,051)
Transfer on policy loans	(971)	(3,016)	(623,354)	354,205
Net interfund transfers	(47,284)	108,913	(60,058,771)	(721,446)
Net change in policy loans	—	—	(13,483,280)	(1,146,086)

Net increase (decrease) in assets from principal transactions	(47,874)	81,901	(77,765,754)	(5,557,652)

Total increase (decrease) in assets	(101,511)	90,422	(94,022,783)	(3,473,672)

Assets, beginning of period	244,922	154,500	94,022,783	97,496,455

Assets, end of period	$143,411	$244,922	—	$94,022,783

(ab)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.
(q)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Mid Cap Index Trust		Mid Cap Intersection Trust	Mid Cap Stock Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (q)	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$3,808	$4,497	$11	—	$1,425
—	—	—	—	—

3,808	4,497	11	—	1,425

215	378	5	89,415	94,271

3,593	4,119	6	(89,415)	(92,846)

5,994	36,441	—	431,819	4,340,504
(29,296)	7,104	—	(844,896)	468,656

(23,302)	43,545	—	(413,077)	4,809,160
(134,035)	(22,152)	(48)	(8,492,009)	(1,270,495)

(153,744)	25,512	(42)	(8,994,501)	3,445,819

18,191	11,325	161	1,044,880	873,689
(28,833)	(12,428)	(47)	(1,308,421)	(1,381,927)
(1,126)	(260)	—	(371,624)	(364,875)
205,483	(142,518)	3,592	959,208	343,982
—	—	—	—	—

193,715	(143,881)	3,706	324,043	(529,131)

39,971	(118,369)	3,664	(8,670,458)	2,916,688

259,787	378,156	—	18,434,696	15,518,008

$299,758	$259,787	$3,664	$9,764,238	$18,434,696

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Value Trust		Mid Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$612	$332	$82,283	$219,748
Interest on policy loans	—	—	—	—

Total investment income	612	332	82,283	219,748
Expenses:
Mortality and expense risk	65	78	24,128	53,248

Net investment income (loss)	547	254	58,155	166,500

Realized gains (losses) on investments:
Capital gain distributions	1,387	7,927	173,573	2,030,895
Net realized gains (losses)	(15,651)	96	(1,059,826)	83,295

Realized gains (losses)	(14,264)	8,023	(886,253)	2,114,190
Unrealized appreciation (depreciation) during the period	(1,088)	(8,680)	(229,975)	(2,285,471)

Net increase (decrease) in assets from operations	(14,805)	(403)	(1,058,073)	(4,781)

Changes from principal transactions:
Transfer of net premiums	10,307	7,617	272,533	367,083
Transfer on terminations	(3,998)	(3,527)	(223,464)	(446,163)
Transfer on policy loans	4	8	(59,840)	(18,148)
Net interfund transfers	(7,399)	4,648	(3,970,298)	259,128
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(1,086)	8,746	(3,981,069)	161,900

Total increase (decrease) in assets	(15,891)	8,343	(5,039,142)	157,119

Assets, beginning of period	30,436	22,093	9,361,056	9,203,937

Assets, end of period	$14,545	$30,436	$4,321,914	$9,361,056

(ac)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust.

See accompanying notes.

Sub-Account
Money Market Trust B		Natural Resources Trust		Optimized All Cap Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ac)	Year Ended Dec. 31/07

$439,526	$980,032	$3,085	$4,364	$1,416,260	$192
169,780	171,159	—	—	1,682,075	—

609,306	1,151,191	3,085	4,364	3,098,335	192

114,802	112,368	1,394	1,238	570,258	—

494,504	1,038,823	1,691	3,126	2,528,077	192

—	—	13,224	144,875	—	2,105
—	—	(9,307)	21,648	(2,798,371)	32

—	—	3,917	166,523	(2,798,371)	2,137
—	—	(285,283)	(39,667)	(71,638,379)	(1,572)

494,504	1,038,823	(279,675)	129,982	(71,908,673)	757

3,439,947	3,051,289	27,076	45,837	7,279,500	2,054
(3,633,729)	(2,480,751)	(11,489)	(50,913)	(13,083,098)	(955)
(152,098)	54,962	173	(1,111)	(875,530)	—
759,607	(373,289)	114,464	(902)	190,038,218	9,687
27,778	(135,733)	—	—	30,525,470	—

441,505	116,478	130,224	(7,089)	213,884,560	10,786

936,009	1,155,301	(149,451)	122,893	141,975,887	11,543

23,491,011	22,335,710	415,426	292,533	15,377	3,834

$24,427,020	$23,491,011	$265,975	$415,426	$141,991,264	$15,377

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Optimized Value Trust		Overseas Equity Trust
	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$5	$3	$876,218	$1,203,712
Interest on policy loans	—	—	—	—

Total investment income	5	3	876,218	1,203,712
Expenses:
Mortality and expense risk	—	—	246,090	291,420

Net investment income (loss)	5	3	630,128	912,292

Realized gains (losses) on investments:
Capital gain distributions	—	9	2,586,181	6,042,139
Net realized gains (losses)	(15)	3	142,889	613,906

Realized gains (losses)	(15)	12	2,729,070	6,656,045
Unrealized appreciation (depreciation) during the period	(60)	(22)	(25,331,612)	(1,985,527)

Net increase (decrease) in assets from operations	(70)	(7)	(21,972,414)	5,582,810

Changes from principal transactions:
Transfer of net premiums	162	111	448,676	518,358
Transfer on terminations	(32)	(34)	(1,003,473)	(956,799)
Transfer on policy loans	—	—	(61,289)	(95,288)
Net interfund transfers	(38)	(1)	(206,108)	52,315
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	92	76	(822,194)	(481,414)

Total increase (decrease) in assets	22	69	(22,794,608)	5,101,396

Assets, beginning of period	127	58	52,357,204	47,255,808

Assets, end of period	$149	$127	$29,562,596	$52,357,204

(ad)	Renamed on April 28, 2008. Formerly known as Quantitative Value Trust.
(ae)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Pacific Rim Trust		Quantitative Mid Cap Trust		Real Estate Securities Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$1,326	$1,321	$35	$333	$583,687	$680,883
—	—	—	—	62,578	69,304

1,326	1,321	35	333	646,265	750,187

70	67	—	—	92,880	142,840

1,256	1,254	35	333	553,385	607,347

1,736	19,286	68	11,582	270,982	12,514,444
(2,980)	6,200	(22,791)	(975)	(6,235,994)	(489,790)

(1,244)	25,486	(22,723)	10,607	(5,965,012)	12,024,654
(34,566)	(17,085)	19,472	(13,327)	(20,244)	(16,458,084)

(34,554)	9,655	(3,216)	(2,387)	(5,431,871)	(3,826,083)

10,945	28,386	2,812	9,464	1,157,256	1,076,401
(3,735)	(4,175)	(340)	(732)	(1,793,199)	(1,861,907)
—	—	—	—	(229,863)	(206,149)
(866)	14,390	(62,120)	32,700	(4,378,694)	219,456
—	—	—	—	(331,002)	(86,841)

6,344	38,601	(59,648)	41,432	(5,575,502)	(859,040)

(28,210)	48,256	(62,864)	39,045	(11,007,373)	(4,685,123)

85,729	37,473	62,864	23,819	22,278,919	26,964,042

$57,519	$85,729	—	$62,864	$11,271,546	$22,278,919

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust		Science & Technology Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$888	$6,721	—	—
Interest on policy loans	—	—	—	—

Total investment income	888	6,721	—	—
Expenses:
Mortality and expense risk	391	462	179	261

Net investment income (loss)	497	6,259	(179)	(261)

Realized gains (losses) on investments:
Capital gain distributions	3,706	—	—	—
Net realized gains (losses)	(8,457)	135	164	13,726

Realized gains (losses)	(4,751)	135	164	13,726
Unrealized appreciation (depreciation) during the period	(14,826)	4,587	(42,365)	10,838

Net increase (decrease) in assets from operations	(19,080)	10,981	(42,380)	24,303

Changes from principal transactions:
Transfer of net premiums	8,404	20,310	5,737	24,357
Transfer on terminations	(2,651)	(23,980)	(2,394)	(16,862)
Transfer on policy loans	—	—	—	—
Net interfund transfers	9,319	(10,517)	—	(5,176)
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	15,072	(14,187)	3,343	2,319

Total increase (decrease) in assets	(4,008)	(3,206)	(39,037)	26,622

Assets, beginning of period	92,960	96,166	93,123	66,501

Assets, end of period	$88,952	$92,960	$54,086	$93,123

See accompanying notes.

Sub-Account
Short-Term Bond Trust		Small Cap Growth Trust		Small Cap Index Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$493,900	$621,812	—	—	$5,000	$19,424
—	—	—	—	—	—

493,900	621,812	—	—	5,000	19,424

9,177	9,413	58,487	70,907	2,421	7,554

484,723	612,399	(58,487)	(70,907)	2,579	11,870

—	—	126,947	2,771,775	5,942	144,187
(44,949)	(13,938)	40,307	420,101	(166,338)	39,973

(44,949)	(13,938)	167,254	3,191,876	(160,396)	184,160
(1,715,360)	(399,322)	(5,114,100)	(1,574,728)	(64,672)	(173,454)

(1,275,586)	199,139	(5,005,333)	1,546,241	(222,489)	22,576

187,149	240,588	1,096,851	1,173,111	26,537	24,880
(322,025)	(441,512)	(1,308,302)	(1,261,284)	(24,412)	(10,251)
(30,172)	(48,866)	(190,820)	(347,685)	(109)	(193)
659,895	(122,330)	17,517	(119,633)	(213,498)	(979,874)
—	—	—	—	—	—

494,847	(372,120)	(384,754)	(555,491)	(211,482)	(965,438)

(780,739)	(172,981)	(5,390,087)	990,750	(433,971)	(942,862)

6,349,977	6,522,958	12,901,497	11,910,747	657,995	1,600,857

$5,569,238	$6,349,977	$7,511,410	$12,901,497	$224,024	$657,995

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust		Small Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07
Income:
Dividend income distribution	$48	$116	$3	—
Interest on policy loans	—	—	—	—

Total investment income	48	116	3	—
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	48	116	3	—

Realized gains (losses) on investments:
Capital gain distributions	81	327	193	2,714
Net realized gains (losses)	(1,094)	13	(8,588)	(39)

Realized gains (losses)	(1,013)	340	(8,395)	2,675
Unrealized appreciation (depreciation) during the period	(187)	(799)	2,291	(2,347)

Net increase (decrease) in assets from operations	(1,152)	(343)	(6,101)	328

Changes from principal transactions:
Transfer of net premiums	757	1,208	985	2,682
Transfer on terminations	(646)	(3,589)	(2,055)	(1,261)
Transfer on policy loans	—	—	—	(46)
Net interfund transfers	(2,144)	—	(8,645)	11,251
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(2,033)	(2,381)	(9,715)	12,626

Total increase (decrease) in assets	(3,185)	(2,724)	(15,816)	12,954

Assets, beginning of period	4,196	6,920	15,816	2,862

Assets, end of period	$1,011	$4,196	—	$15,816

(y)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Small Cap Value Trust		Small Company Value Trust		Strategic Bond Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$15,790	$16,111	$732	$124	$5,153	$10,771
—	—	—	—	—	—

15,790	16,111	732	124	5,153	10,771

2,779	3,709	21	1	79	78

13,011	12,402	711	123	5,074	10,693

4,184	297,196	1,091	10,117	—	—
(71,300)	16,417	(22,568)	(96)	(6,306)	1,529

(67,116)	313,613	(21,477)	10,021	(6,306)	1,529
(293,817)	(374,683)	(10,568)	(11,128)	(9,756)	(9,881)

(347,922)	(48,668)	(31,334)	(984)	(10,988)	2,341

147,869	159,193	18,616	9,459	11,944	25,431
(164,192)	(90,237)	(4,228)	(3,085)	(7,429)	(7,221)
(27,004)	(6,396)	—	—	—	—
(115,940)	42,323	23,782	(1,273)	(64,733)	(152,353)
—	—	—	—	—	—

(159,267)	104,883	38,170	5,101	(60,218)	(134,143)

(507,189)	56,215	6,836	4,117	(71,206)	(131,802)

1,463,159	1,406,944	62,443	58,326	123,532	255,334

$955,970	$1,463,159	$69,279	$62,443	$52,326	$123,532

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Trust		Total Bond Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (v)
Income:
Dividend income distribution	$6,487	$86	$777,018	$1,522,012
Interest on policy loans	—	—	—	—

Total investment income	6,487	86	777,018	1,522,012
Expenses:
Mortality and expense risk	18	—	54,340	52,491

Net investment income (loss)	6,469	86	722,678	1,469,521

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,457)	12	17,673	(8,804)

Realized gains (losses)	(1,457)	12	17,673	(8,804)
Unrealized appreciation (depreciation) during the period	(6,240)	64	152,132	(426,067)

Net increase (decrease) in assets from operations	(1,228)	162	892,483	1,034,650

Changes from principal transactions:
Transfer of net premiums	5,433	2,181	1,005,156	405,981
Transfer on terminations	(1,671)	(725)	(802,777)	(443,465)
Transfer on policy loans	—	—	(77,862)	(28,667)
Net interfund transfers	64,675	—	(2,315,487)	1,273,411
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	68,437	1,456	(2,190,970)	1,207,260

Total increase (decrease) in assets	67,209	1,618	(1,298,487)	2,241,910

Assets, beginning of period	4,160	2,542	16,329,053	14,087,143

Assets, end of period	$71,369	$4,160	$15,030,566	$16,329,053

(v)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

See accompanying notes.

Sub-Account
Total Return Trust		Total Stock Market Index Trust		Turner Core Growth Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$23,540	$27,968	$9,627	$17,632	$95	$2,119
—	—	—	—	—	—

23,540	27,968	9,627	17,632	95	2,119

495	528	1,021	1,477	1,113	1,250

23,045	27,440	8,606	16,155	(1,018)	869

4,490	—	1,060	29,268	13,072	42,412
(1,528)	517	(9,292)	31,376	(15,967)	32,380

2,962	517	(8,232)	60,644	(2,895)	74,792
(15,652)	1,767	(269,569)	(40,648)	(311,590)	39,983

10,355	29,724	(269,195)	36,151	(315,503)	115,644

58,834	61,036	86,829	115,893	46,534	35,363
(30,256)	(11,725)	(92,637)	(53,508)	(44,911)	(28,648)
(313)	(48)	(10,791)	(7,093)	—	—
88,235	(67,780)	(53,523)	(63,328)	33,084	(95,153)
—	—	—	—	—	—

116,500	(18,517)	(70,122)	(8,036)	34,707	(88,438)

126,855	11,207	(339,317)	28,115	(280,796)	27,206

365,795	354,588	760,927	732,812	599,601	572,395

$492,650	$365,795	$421,610	$760,927	$318,805	$599,601

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Core Trust		U.S. Global Leaders Growth Trust
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07
Income:
Dividend income distribution	$21	$47	$76	$253
Interest on policy loans	—	—	—	—

Total investment income	21	47	76	253
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	21	47	76	253

Realized gains (losses) on investments:
Capital gain distributions	20	210	2,672	—
Net realized gains (losses)	(825)	—	(19,504)	39

Realized gains (losses)	(805)	210	(16,832)	39
Unrealized appreciation (depreciation) during the period	174	(241)	(598)	279

Net increase (decrease) in assets from operations	(610)	16	(17,354)	571

Changes from principal transactions:
Transfer of net premiums	239	1,250	675	5,604
Transfer on terminations	(1,028)	(634)	(2,495)	(1,855)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(962)	1	(1,560)	—
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(1,751)	617	(3,380)	3,749

Total increase (decrease) in assets	(2,361)	633	(20,734)	4,320

Assets, beginning of period	2,361	1,728	20,734	16,414

Assets, end of period	—	$2,361	—	$20,734

(af)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(ag)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.
(q)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
U.S. Government Securities Trust		U.S. High Yield Bond Trust	U.S. Large Cap Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (q)	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$30,861	$907	$13,956	$92	$21
—	—	—	—	—

30,861	907	13,956	92	21

1,084	—	23	—	—

29,777	907	13,933	92	21

—	—	—	—	—
(1,233)	(32)	(4,193)	(187)	42

(1,233)	(32)	(4,193)	(187)	42
(17,733)	(736)	(76,017)	(1,433)	(103)

10,811	139	(66,277)	(1,528)	(40)

3,394	931	25,246	1,612	1,099
(1,150)	(1,179)	(22,049)	(735)	(564)
—	—	—	59	116
908,101	15,575	309,543	1,575	669
—	—	—	—	—

910,345	15,327	312,740	2,511	1,320

921,156	15,466	246,463	983	1,280

17,570	2,104	—	1,911	631

$938,726	$17,570	$246,463	$2,894	$1,911

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Utilities Trust		Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$7,495	$6,431	$235	$189
Interest on policy loans	—	—	—	—

Total investment income	7,495	6,431	235	189
Expenses:
Mortality and expense risk	801	1,026	21	—

Net investment income (loss)	6,694	5,405	214	189

Realized gains (losses) on investments:
Capital gain distributions	7,696	80,124	418	4,265
Net realized gains (losses)	(61,067)	14,432	(3,263)	46

Realized gains (losses)	(53,371)	94,556	(2,845)	4,311
Unrealized appreciation (depreciation) during the period	(73,177)	(43,807)	(6,550)	(4,204)

Net increase (decrease) in assets from operations	(119,854)	56,154	(9,181)	296

Changes from principal transactions:
Transfer of net premiums	16,059	42,606	579	260
Transfer on terminations	(6,483)	(57,083)	(616)	(431)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(153,668)	219,585	7,731	10,563
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(144,092)	205,108	7,694	10,392

Total increase (decrease) in assets	(263,946)	261,262	(1,487)	10,688

Assets, beginning of period	440,090	178,828	16,973	6,285

Assets, end of period	$176,144	$440,090	$15,486	$16,973

See accompanying notes.

Total
Year Ended Dec. 31/08	Year Ended Dec. 31/07

$19,049,954	$30,559,486
4,944,295	4,980,500

23,994,249	35,539,986

4,038,745	4,706,324

19,955,504	30,833,662

7,744,476	59,705,620
(71,223,792)	1,622,686

(63,479,316)	61,328,306
(236,344,469)	(44,013,478)

(279,868,281)	48,148,490

43,258,140	42,888,377
(63,572,228)	(61,702,120)
(4,849,949)	(2,369,886)
6,520,696	3,330
(6,472,666)	(4,040,168)

(25,116,007)	(25,220,467)

(304,984,288)	22,928,023
929,782,643	906,854,620

$624,798,355	$929,782,643

John Hancock Variable Life Account UV

Notes to Financial Statements

December 31, 2008

1.	Organization

John Hancock Variable Life Account UV (the “Account”) is a separate investment account of John Hancock Life Insurance Company (the “Company” or “JHLICO”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 68 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 6 sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Quantitative All Cap Trust	Optimized All Cap Trust	April 28, 2008
Quantitative Value Trust	Optimized Value Trust	April 28, 2008

The following sub-accounts of the Account were commenced as investment options:

New	Effective Date
American Asset Allocation Trust	April 28, 2008
Capital Appreciation Value Trust	April 28, 2008
Core Allocation Plus Trust	April 28, 2008
Disciplined Diversification Trust	April 28, 2008
Franklin Templeton Founding Allocation Trust	April 28, 2008
Global Real Estate Trust	April 28, 2008
Index Allocation Trust	April 28, 2008

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Dynamic Growth Trust	Mid Cap Stock Trust	April 28, 2008
Emerging Growth Trust	Small Cap Growth Trust	November 10, 2008
Growth & Income Trust	Optimized All Cap Trust	April 28, 2008
Managed Trust	Lifestyle Balanced Trust	November 10, 2008
Quantitative Mid Cap Trust	Mid Cap Index Trust	April 28, 2008
Small Cap Trust	Small Cap Growth Trust	November 10, 2008
U.S. Core Trust	Fundamental Value Trust	November 10, 2008
U.S. Global Leaders Growth Trust	Blue Chip Growth Trust	April 28, 2008

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

Effective January 1, 2008, the Company adopted SFAS 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from SFAS 157 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following SFAS 157 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

For all investments in Level 1, 2 or 3, fair value is typically the net asset value (“NAV”) of the underlying investment fund which represents the value at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by SFAS 157 fair value hierarchy level, as of December 31, 2008.

Mutual Funds
Level 1	$559,281,706
Level 2	—
Level 3	—

$559,281,706

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625% of net assets, depending on the type of policy, (excluding policy loans and policies for which no mortality and expense risk is charged). Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4.	Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of 0.75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and 0.25% thereafter). Policy loans are not subject to impairment losses because they are fully collateralized by the cash surrender value of the Contracts borrowed against.

5.	Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

6.	Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

7.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$7,671,126	$4,266,463
Active Bond Trust	9,607,571	8,018,320
All Cap Core Trust	2,124	253
All Cap Growth Trust	10,159	2,662
All Cap Value Trust	118,426	26,982
American Blue Chip Income and Growth Trust	43,717	24,774
American Bond Trust	32,936	148
American Growth Trust	499,532	211,153
American Growth-Income Trust	182,474	8,289
American International Trust	295,644	42,102
Blue Chip Growth Trust	3,324,610	3,468,278
Capital Appreciation Trust	1,365,399	1,513,209
Classic Value Trust	25,736	5,451
Core Bond Trust	240,125	1,893
Core Equity Trust	10,676	2,628
Dynamic Growth Trust	762	5,148
Emerging Growth Trust	3,617	68,267
Emerging Markets Value Trust	77,116	51,684
Emerging Small Company Trust	10,260	6,042
Equity-Income Trust	3,291,909	3,216,306
Financial Services Trust	43,053	43,829
Fundamental Value Trust	67,398	15,716
Global Bond Trust	673,586	603,428
Global Real Estate Trust	47,414	273
Global Trust	19,282	49,782
Growth & Income Trust	2,969,432	193,128,319
Health Sciences Trust	55,873	84,976
High Yield Trust	202,283	274,619
International Core Trust	87,955	122,249
International Equity Index Trust B	12,133,399	2,890,191
International Opportunities Trust	93,360	23,896
International Small Cap Trust	154,614	52,170

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
International Value Trust	$128,052	$329,982
Investment Quality Bond Trust	18,284	11,844
Large Cap Trust	1,861	355
Large Cap Value Trust	323,092	39,165
Lifestyle Aggressive Trust	171,701	97,053
Lifestyle Balanced Trust	64,740,101	2,493,594
Lifestyle Conservative Trust	58,815	579
Lifestyle Growth Trust	1,096,418	635,761
Lifestyle Moderate Trust	264,461	297,880
Managed Trust	2,910,557	66,730,172
Mid Cap Index Trust	281,944	78,643
Mid Cap Intersection Trust	3,729	18
Mid Cap Stock Trust	4,417,020	3,750,572
Mid Cap Value Trust	19,042	18,194
Mid Value Trust	3,179,714	6,929,054
Money Market Trust B	7,910,802	7,172,349
Natural Resources Trust	167,194	22,055
Optimized All Cap Trust	194,084,545	9,879,452
Optimized Value Trust	130	33
Overseas Equity Trust	3,826,099	1,431,984
Pacific Rim Trust	16,102	6,767
Quantitative Mid Cap Trust	6,050	65,594
Real Estate Securities Trust	3,684,572	8,167,282
Real Return Bond Trust	63,887	44,612
Science & Technology Trust	5,576	2,412
Short-Term Bond Trust	1,366,510	386,941
Small Cap Growth Trust	995,462	1,311,757
Small Cap Index Trust	87,061	290,022
Small Cap Opportunities Trust	845	2,749
Small Cap Trust	1,018	10,537
Small Cap Value Trust	279,674	421,746
Small Company Value Trust	104,744	64,772
Strategic Bond Trust	16,674	71,820
Strategic Income Trust	87,568	12,663
Total Bond Market Trust B	2,908,430	4,376,720
Total Return Trust	306,643	162,609
Total Stock Market Index Trust	89,155	149,611
U.S. Core Trust	235	1,946
U.S. Global Leaders Growth Trust	206,042	206,674
U.S. Government Securities Trust	956,759	16,636
U.S. High Yield Bond Trust	353,319	26,645
U.S. Large Cap Trust	3,322	718
Utilities Trust	80,578	210,281
Value Trust	16,885	8,559
All Asset Portfolio	73,566	51,483
Brandes International Equity Trust	964,112	575,947
Business Opportunity Value Trust	47,542	20,729
CSI Equity Trust	77,017	950,123
Frontier Capital Appreciation Trust	144,974	77,273
Turner Core Growth Trust	274,516	227,755

	$340,183,967	$336,071,622

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

8.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHLICO has a formal service agreement with its ultimate parent company, Manulife Financial Corporation, which can be terminated by either party upon two months’ notice. Under this agreement, JHLICO pays for legal, actuarial, investment and certain other administrative services.

Certain officers of the Account are officers and directors of JHLICO or the Trust.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHLICO.

9.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

10.	Comparatives

The comparative financial statements of certain Sub-accounts have been restated from the prior year financial statements previously presented. The restatement comprises of reclassification between the various line items in the Statement of Operations and Changes in Contract Owners’ Equity. The reclassification did not result in changes to assets and net increase (decrease) in assets from operations.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (l)	Year Ended Dec. 31/04
Units, end of period (000’s)	4,333	4,258	4,307	4,369	4,378

Unit fair value $	15.39 to 16.66	24.66 to 26.53	21.08 to 25.20	18.25 to 21.81	19.74 to 20.84
Assets, end of period $ (000’s)	66,999	105,448	101,911	89,969	86,631
Investment income ratio*	2.20%	2.96%	1.13%	0.47%	1.86%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(37.58%) to (37.19%)	4.60% to 5.25%	14.85% to 15.56%	4.00% to 6.52%	10.01% to 10.70%

(l)	Renamed on May 2, 2005. Formerly known as Equity Index Trust.

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	1,592	1,608	1,627	1,664	1,689

Unit fair value $	18.50 to 40.09	20.79 to 44.78	08.38 to 43.05	8.05 to 41.17	18.99 to 40.14
Assets, end of period $ (000’s)	103,929	117,663	116,697	115,744	115,915
Investment income ratio*	5.60%	8.87%	2.75%	1.29%	3.04%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(11.04%) to (10.48%)	3.39% to 4.03%	3.90% to 4.54%	0.98% to 2.55%	4.10% to 4.75%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	3	3	4	4

Unit fair value $	9.70 to 9.93	11.65 to 11.84	10.85 to 10.97	10.46 to 10.51
Assets, end of period $ (000’s)	32	38	41	37
Investment income ratio*	4.16%	6.63%	5.09%	4.61%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(16.69%) to (16.17%)	7.33% to 8.00%	3.71% to 4.36%	4.64% to 5.08%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	1	1	1	19

Unit fair value $	7.87 to 8.05	13.12 to 13.34	12.85 to 12.98	11.27 to 11.31
Assets, end of period $ (000’s)	12	17	15	212
Investment income ratio*	1.93%	1.53%	1.77%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(39.98%) to (39.60%)	2.07% to 2.70%	14.06% to 14.77%	12.67% to 13.14%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	All Cap Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	2	1	9	8

Unit fair value $	7.90 to 8.09	13.69 to 13.92	12.29 to 12.42	11.60 to 11.65
Assets, end of period $ (000’s)	16	18	110	99
Investment income ratio*	0.43%	0.11%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(42.27%) to (41.91%)	11.38% to 12.08%	5.96% to 6.63%	16.00% to 16.48%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	8	2	12	—

Unit fair value $	9.56 to 9.78	13.51 to 13.74	12.51 to 12.64	11.06 to 11.11
Assets, end of period $ (000’s)	78	22	154	—
Investment income ratio*	1.69%	1.17%	0.16%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(29.24%) to (28.80%)	8.00% to 8.68%	13.11% to 13.82%	10.61% to 11.06%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	1	—	—	—

Unit fair value $	8.17 to 8.36	12.99 to 13.21	12.86 to 12.99	11.06 to 11.10
Assets, end of period $ (000’s)	5	5	3	—
Investment income ratio*	2.52%	2.84%	0.31%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(37.11%) to (36.72%)	1.02% to 1.65%	16.27% to 16.99%	10.57% to 11.04%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (q)
Units, end of period (000’s)	3	—	—

Unit fair value $	9.82 to 10.02	10.95 to 11.10	10.70 to 10.78
Assets, end of period $ (000’s)	28	—	—
Investment income ratio*	11.51%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(10.28%) to (9.72%)	2.32% to 2.96%	5.90% to 6.57%

(q)	Fund available in prior year but no activity.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	44	32	30	1

Unit fair value $	8.03 to 8.21	14.47 to 14.71	13.01 to 13.15	11.92 to 11.97
Assets, end of period $ (000’s)	356	467	400	9
Investment income ratio*	1.65%	1.26%	0.23%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(44.55%) to (44.20%)	11.25% to 11.94%	9.11% to 9.80%	19.21% to 19.72%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Growth-Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	19	4	4	—

Unit fair value $	7.99 to 8.17	12.98 to 13.20	12.48 to 12.61	10.94 to 10.99
Assets, end of period $ (000’s)	150	59	53	2
Investment income ratio*	3.65%	2.01%	1.03%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(38.46%) to (38.08%)	4.00% to 4.64%	14.08% to 14.80%	9.41% to 9.87%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	American International Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	22	4	7	—

Unit fair value $	9.91 to 10.14	17.31 to 17.60	14.56 to 14.72	12.36 to 12.41
Assets, end of period $ (000’s)	220	75	105	1
Investment income ratio*	7.57%	3.12%	0.33%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(42.73%) to (42.37%)	18.84% to 19.58%	17.79% to 18.54%	23.63% to 24.15%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	842	854	869	902

Unit fair value $	15.74 to 39.69	27.55 to 69.05	6.34 to 61.21	5.81 to 55.85
Assets, end of period $ (000’s)	37,901	65,009	59,281	56,386
Investment income ratio*	0.39%	0.81%	0.25%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(42.88%) to (42.52%)	12.11% to 12.81%	8.90% to 9.59%	13.08% to 13.55%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	178	186	188	180	179

Unit fair value $	20.62 to 22.24	34.49 to 36.97	32.13 to 34.84	25.50 to 27.49	23.22 to 24.88
Assets, end of period $ (000’s)	3,761	6,544	6,187	4,694	4,218
Investment income ratio*	3.39%	2.04%	1.43%	1.55%	1.51%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.05% to 0.63%
Total return, lowest to highest***	(40.22%) to (39.84%)	7.34% to 8.01%	25.99% to 26.78%	9.86% to 12.40%	23.22% to 23.94%

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	6	4	4	2	—

Unit fair value $	10.15 to 10.58	15.59 to 16.15	14.88 to 15.32	13.14 to 13.45	12.46
Assets, end of period $ (000’s)	61	66	55	30	—
Investment income ratio*	0.04%	0.67%	0.55%	0.93%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.05%
Total return, lowest to highest***	(34.89%) to (34.48%)	4.78% to 5.44%	13.18% to 13.89%	7.13% to 9.06%	18.68%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	2,414	2,423	2,437	4

Unit fair value $	8.52 to 8.72	13.66 to 13.89	12.30 to 12.65	12.10 to 12.15
Assets, end of period $ (000’s)	21,134	34,000	30,786	52
Investment income ratio*	0.54%	0.39%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(37.63%) to (37.24%)	11.00% to 11.70%	1.27% to 2.38%	20.95% to 21.45%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Classic Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	17	16	16	10

Unit fair value $	6.09 to 6.23	11.26 to 11.44	12.96 to 13.09	11.22 to 11.27
Assets, end of period $ (000’s)	107	178	213	115
Investment income ratio*	2.06%	1.48%	1.05%	2.44%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(45.89%) to (45.55%)	(13.13%) to (12.58%)	15.43% to 16.14%	12.24% to 12.71%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Core Bond Trust
Year Ended Dec. 31/08 (q)
Units, end of period (000’s)	20

Unit fair value $	11.26 to 11.53
Assets, end of period $ (000’s)	233
Investment income ratio*	6.10%
Expense ratio, lowest to highest**	0.00% to 0.63%
Total return, lowest to highest***	2.71% to 3.36%

(q)	Fund available in prior year but no activity.

	Sub-Account
	Core Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	2	1	—	—

Unit fair value $	5.16 to 5.28	11.40 to 11.59	12.19 to 12.31	11.49 to 11.54
Assets, end of period $ (000’s)	8	11	4	—
Investment income ratio*	13.24%	0.03%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(54.75%) to (54.46%)	(6.43%) to (5.85%)	6.07% to 6.73%	14.89% to 15.37%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	69	119	166	135	104

Unit fair value $	12.60	18.48	17.01	14.43	13.76
Assets, end of period $ (000’s)	871	2,204	2,822	1,944	1,437
Investment income ratio*	0.88%	0.79%	0.91%	0.63%	0.73%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(31.79%)	8.61%	17.90%	4.90% to 6.73%	10.64%

Sub-Account
Dynamic Growth Trust
	Year Ended Dec. 31/08 (x)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	—	—	—	—

Unit fair value $	12.59 to 12.82	13.95 to 14.19	12.83 to 12.96	11.65 to 11.70
Assets, end of period $ (000’s)	—	5	4	1
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(9.79%) to (9.61%)	8.76% to 9.44%	10.14% to 10.83%	16.47% to 16.96%

(x)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Emerging Growth Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	—	10	9	—

Unit fair value $	6.94 to 7.09	13.65 to 13.88	13.20 to 13.34	11.91 to 11.96
Assets, end of period $ (000’s)	—	130	113	—
Investment income ratio*	0.45%	0.17%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(49.18%) to (48.90%)	3.38% to 4.02%	10.90% to 11.59%	19.06% to 19.55%

(y)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Emerging Markets Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (m)
Units, end of period (000’s)	12	8

Unit fair value $	5.71 to 5.77	11.94 to 11.99
Assets, end of period $ (000’s)	69	99
Investment income ratio*	3.26%	1.57%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(52.23%) to (51.92%)	19.44% to 19.94%

(m)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Emerging Small Company Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	—	—	—	—

Unit fair value $	7.12 to 7.29	12.62 to 12.83	11.75 to 11.87	11.54 to 11.59
Assets, end of period $ (000’s)	2	4	3	—
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(43.58%) to (43.23%)	7.41% to 8.08%	1.80% to 2.44%	15.43% to 15.92%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	1,596	1,668	1,690	1,724

Unit fair value $	17.93 to 19.40	28.16 to 30.29	27.41 to 29.30	23.17 to 24.61
Assets, end of period $ (000’s)	28,851	47,340	46,653	40,170
Investment income ratio*	2.56%	2.98%	1.54%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(36.34%) to (35.94%)	2.75% to 3.39%	18.31% to 19.05%	6.41% to 6.85%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	13	13	12	4

Unit fair value $	6.56 to 11.79	11.93 to 21.29	12.87 to 22.83	10.51 to 18.53
Assets, end of period $ (000’s)	100	186	189	57
Investment income ratio*	0.98%	1.31%	0.29%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(44.98%) to (44.63%)	(7.31%) to (6.73%)	22.39% to 23.16%	14.45% to 14.94%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	67	66	66	56	53

Unit fair value $	25.37 to 26.08	44.03 to 44.99	33.62 to 42.01	28.91 to 36.13	29.93 to 25.13
Assets, end of period $ (000’s)	1,570	2,702	2,423	1,785	1,466
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(42.39%) to (42.03%)	11.22% to 11.92%	15.62% to 16.35%	14.41% to 20.97%	8.65% to 9.28%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	15	9	3	1

Unit fair value $	7.84 to 8.02	12.98 to 13.20	12.55 to 12.68	11.03 to 11.07
Assets, end of period $ (000’s)	119	124	32	13
Investment income ratio*	1.21%	2.34%	0.87%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(39.64%) to (39.27%)	3.44% to 4.08%	13.83% to 14.55%	10.25% to 10.72%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	106	104	108	114

Unit fair value $	19.76 to 21.38	20.80 to 22.37	18.89 to 20.41	17.95 to 19.39
Assets, end of period $ (000’s)	2,106	2,186	2,081	2,085
Investment income ratio*	0.60%	7.49%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(5.02%) to (4.42%)	8.93% to 9.61%	4.62% to 5.27%	(6.35%) to (5.97%)

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Global Real Estate Trust
Year Ended Dec. 31/08 (z)
Units, end of period (000’s)	8

Unit fair value $	5.57
Assets, end of period $ (000’s)	43
Investment income ratio*	22.18%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(44.26%)

(z)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Global Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	4	9	6	—

Unit fair value $	8.13 to 8.32	13.52 to 13.75	13.43 to 13.57	11.22 to 11.27
Assets, end of period $ (000’s)	33	117	82	—
Investment income ratio*	1.03%	2.51%	1.49%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(39.86%) to (39.49%)	0.69% to 1.32%	19.68% to 20.42%	12.22% to 12.69%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Growth & Income Trust
	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)	Year Ended Dec. 31/05 (k)	Year Ended Dec. 31/04
Units, end of period (000’s)	—	1,445	1,497	1,560	1,593

Unit fair value $	27.12 to 75.32	29.65 to 82.20	17.54 to 78.98	15.64 to 70.07	23.63 to 64.29
Assets, end of period $ (000’s)	—	242,922	244,065	230,506	221,130
Investment income ratio*	0.51%	1.76%	0.54%	0.17%	0.93%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(8.54%) to (8.36%)	3.43% to 4.07%	12.02% to 12.72%	(3.20%) to 11.09%	10.27% to 10.96%

(aa)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.
(d)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.
(k)	Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	21	23	20	12

Unit fair value $	11.54 to 12.10	16.55 to 17.26	14.15 to 14.66	13.13 to 13.52
Assets, end of period $ (000’s)	256	400	288	166
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(30.30%) to (29.86%)	17.00% to 17.73%	7.77% to 8.44%	22.60% to 23.11%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	87	101	100	102

Unit fair value $	8.60 to 9.19	12.27 to 13.03	12.14 to 12.82	11.06 to 11.61
Assets, end of period $ (000’s)	768	1,265	1,235	1,140
Investment income ratio*	9.14%	12.97%	6.39%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(29.92%) to (29.48%)	1.02% to 1.64%	9.77% to 10.48%	6.16% to 6.61%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Core Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (b)	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	7	15	4	—

Unit fair value $	9.93 to 10.16	16.27 to 16.55	14.69 to 14.84	11.84 to 11.89
Assets, end of period $ (000’s)	71	237	65	1
Investment income ratio*	2.76%	3.29%	0.13%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(38.96%) to (38.58%)	10.78% to 11.46%	24.04% to 24.81%	18.42% to 18.93%

(b)	Renamed on May 1, 2006. Formerly known as International Stock Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (n)	Year Ended Dec. 31/04
Units, end of period (000’s)	825	562	594	562	488

Unit fair value $	15.10 to 26.52	27.32 to 47.69	3.91 to 41.18	3.09 to 32.39	16.19 to 27.73
Assets, end of period $ (000’s)	21,843	28,289	25,625	19,139	14,681
Investment income ratio*	3.34%	4.97%	0.85%	1.16%	2.02%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(44.73%) to (44.38%)	15.10% to 15.82%	26.32% to 27.11%	16.11% to 19.63%	19.49% to 20.25%

(n)	Renamed on May 2, 2005. Formerly known as International Equity Index Trust.

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	9	4	4	1

Unit fair value $	8.95 to 9.16	18.20 to 18.51	15.25 to 15.41	12.38 to 12.43
Assets, end of period $ (000’s)	85	83	62	12
Investment income ratio*	2.00%	1.68%	0.58%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(50.82%) to (50.51%)	19.35% to 20.10%	23.20% to 23.96%	23.80% to 24.32%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	International Small Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	16	9	6	—

Unit fair value $	7.23 to 7.39	15.47 to 15.73	14.12 to 14.27	11.13 to 11.18
Assets, end of period $ (000’s)	115	134	87	4
Investment income ratio*	3.59%	3.18%	0.31%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(53.29%) to (53.00%)	9.52% to 10.20%	26.93% to 27.73%	11.28% to 11.75%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	39	67	33	23

Unit fair value $	8.94 to 9.15	15.68 to 15.95	14.40 to 14.55	11.18 to 11.23
Assets, end of period $ (000’s)	353	1,049	480	255
Investment income ratio*	2.38%	5.24%	1.51%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(43.00%) to (42.64%)	8.93% to 9.61%	28.79% to 29.61%	11.79% to 12.25%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	15	15	17	14

Unit fair value $	10.72 to 10.97	10.96 to 11.15	10.39 to 10.50	10.08 to 10.13
Assets, end of period $ (000’s)	161	169	174	146
Investment income ratio*	6.83%	9.40%	5.71%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(2.23%) to (1.61%)	5.56% to 6.23%	3.00% to 3.64%	0.85% to 1.27%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	—	—	—	—

Unit fair value $	7.66 to 7.84	12.75 to 12.96	12.63 to 12.77	11.12 to 11.16
Assets, end of period $ (000’s)	2	2	1	—
Investment income ratio*	2.11%	0.14%	0.81%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(39.93%) to (39.55%)	0.90% to 1.53%	13.67% to 14.38%	11.16% to 11.62%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	47	20	7	11

Unit fair value $	8.79 to 9.00	13.80 to 14.03	13.30 to 13.43	11.53 to 11.58
Assets, end of period $ (000’s)	424	280	90	122
Investment income ratio*	2.48%	1.38%	0.74%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(36.29%) to (35.89%)	3.80% to 4.45%	15.30% to 16.03%	15.31% to 15.78%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (e)	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	41	40	32	1

Unit fair value $	8.22 to 8.41	14.26 to 14.50	13.21 to 13.34	11.51 to 11.55
Assets, end of period $ (000’s)	343	569	427	7
Investment income ratio*	1.95%	9.76%	0.66%	0.09%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(42.36%) to (42.00%)	7.99% to 8.66%	14.76% to 15.48%	15.07% to 15.55%

(e)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	3,459	321	258	75

Unit fair value $	8.85 to 9.06	12.97 to 13.19	12.24 to 12.37	10.92 to 10.97
Assets, end of period $ (000’s)	74,429	4,175	3,163	817
Investment income ratio*	7.13%	7.71%	3.61%	0.14%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(31.76%) to (31.33%)	5.94% to 6.60%	12.09% to 12.80%	9.21% to 9.67%

(f)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)
Units, end of period (000’s)	7	1	1

Unit fair value $	9.76 to 9.99	11.62 to 11.81	11.09 to 11.21
Assets, end of period $ (000’s)	65	12	11
Investment income ratio*	16.32%	8.08%	0.13%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(15.95%) to (15.43%)	4.69% to 5.35%	7.77% to 8.44%

(i)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	317	301	244	96

Unit fair value $	8.53 to 8.73	13.53 to 13.76	12.66 to 12.79	11.22 to 11.26
Assets, end of period $ (000’s)	2,723	4,095	3,092	1,074
Investment income ratio*	2.73%	8.09%	4.41%	0.11%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(36.93%) to (36.54%)	6.88% to 7.55%	12.88% to 13.58%	12.15% to 12.62%

(g)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	16	20	13	8

Unit fair value $	9.14 to 9.35	12.13 to 12.33	11.58 to 11.71	10.55 to 10.60
Assets, end of period $ (000’s)	143	245	155	84
Investment income ratio*	2.92%	9.26%	3.40%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(24.64%) to (24.16%)	4.70% to 5.34%	9.80% to 10.49%	5.51% to 5.96%

(h)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Managed Trust
	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	—	852	897	968	1,015

Unit fair value $	19.01 to 45.11	24.27 to 57.27	5.43 to 56.17	5.08 to 52.26	21.97 to 50.88
Assets, end of period $ (000’s)	—	94,023	97,496	97,192	100,088
Investment income ratio*	0.59%	5.33%	1.50%	0.59%	1.64%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(21.64%) to (21.22%)	1.32% to 1.95%	6.81% to 7.48%	(2.12%) to 4.15%	7.51% to 8.18%

(ab)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	31	17	27	10

Unit fair value $	9.17 to 9.56	14.50 to 15.02	13.57 to 13.97	12.44 to 12.73
Assets, end of period $ (000’s)	300	260	378	131
Investment income ratio*	1.33%	1.24%	0.54%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(36.76%) to (36.36%)	6.88% to 7.55%	9.07% to 9.74%	16.78% to 17.28%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
Mid Cap Intersection Trust
Year Ended Dec. 31/08 (q)
Units, end of period (000’s)	1

Unit fair value $	5.35 to 5.40
Assets, end of period $ (000’s)	4
Investment income ratio*	1.36%
Expense ratio, lowest to highest**	0.00% to 0.63%
Total return, lowest to highest***	(42.36%) to (42.00%)

(q)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	384	405	419	438

Unit fair value $	25.29 to 27.71	45.24 to 49.27	24.85 to 39.87	21.87 to 35.07
Assets, end of period $ (000’s)	9,764	18,435	15,518	14,352
Investment income ratio*	0.00%	0.01%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(44.10%) to (43.75%)	22.82% to 23.59%	12.95% to 13.66%	26.69% to 27.23%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	2	2	2	1

Unit fair value $	7.60 to 7.78	12.55 to 12.76	12.54 to 12.67	11.23 to 11.28
Assets, end of period $ (000’s)	15	30	22	11
Investment income ratio*	1.98%	1.20%	0.69%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(39.43%) to (39.05%)	0.10% to 0.72%	11.60% to 12.30%	12.35% to 12.82%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (s)	Year Ended Dec. 31/04
Units, end of period (000’s)	323	455	447	650	692

Unit fair value $	13.27 to 14.18	20.43 to 21.71	20.46 to 21.60	17.11 to 17.95	16.03 to 16.72
Assets, end of period $ (000’s)	4,322	9,361	9,204	11,161	11,116
Investment income ratio*	1.80%	2.28%	0.32%	0.04%	0.90%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(35.08%) to (34.67%)	(0.12%) to 0.51%	19.60% to 20.34%	6.71% to 10.80%	17.99% to 18.74%

(s)	Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (r)	Year Ended Dec. 31/04
Units, end of period (000’s)	711	692	659	608	559

Unit fair value $	16.33 to 17.26	16.09 to 16.90	3.76 to 21.40	3.61 to 20.56	14.50 to 14.96
Assets, end of period $ (000’s)	24,427	23,491	22,336	20,449	19,359
Investment income ratio*	2.09%	4.72%	4.61%	2.92%	0.96%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	1.48% to 2.12%	4.18% to 4.82%	4.06% to 4.70%	0.74% to 2.96%	1.08% to 0.40%

(r)	Renamed on May 2, 2005. Formerly known as Money Market Trust.

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	23	18	17	8

Unit fair value $	11.27 to 11.53	23.43 to 23.82	16.74 to 16.92	13.78 to 13.83
Assets, end of period $ (000’s)	266	415	293	107
Investment income ratio*	0.73%	1.16%	0.42%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(51.90%) to (51.60%)	39.93% to 40.81%	21.55% to 22.32%	37.75% to 38.32%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust
	Year Ended Dec. 31/08 (ac)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	1,658	1	—	—

Unit fair value $	7.63 to 7.81	13.50 to 13.73	13.09 to 13.22	11.43 to 11.47
Assets, end of period $ (000’s)	141,991	15	4	—
Investment income ratio*	0.95%	1.42%	1.61%	6.22%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(43.48%) to (43.12%)	3.17% to 3.82%	14.52% to 15.24%	14.28% to 14.75%

(ac)	Renamed on April 28, 2008. Formerly known as Quantitative All Cap Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Optimized Value Trust
	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (q)
Units, end of period (000’s)	—	—	—

Unit fair value $	7.42 to 7.60	12.69 to 12.91	13.47 to 13.61
Assets, end of period $ (000’s)	—	—	—
Investment income ratio*	3.49%	2.44%	0.36%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(41.51%) to (41.15%)	(5.75%) to (5.17%)	20.62% to 21.36%

(ad)	Renamed on April 28, 2008. Formerly known as Quantitative Value Trust.
(q)	Fund available in prior year but no activity.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Overseas Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (t)	Year Ended Dec. 31/04
Units, end of period (000’s)	2,562	2,614	2,640	2,660	2,739

Unit fair value $	11.48 to 12.42	19.93 to 21.43	17.82 to 19.04	14.93 to 15.90	12.72 to 13.43
Assets, end of period $ (000’s)	29,563	52,357	47,256	39,986	34,971
Investment income ratio*	2.08%	2.39%	0.88%	0.52%	0.57%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(42.41%) to (42.05%)	11.83% to 12.53%	19.02% to 19.76%	17.67% to 21.26%	10.33% to 11.02%

(t)	Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

	Sub-Account
	Pacific Rim Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	6	6	3	5

Unit fair value $	9.04 to 9.25	15.14 to 15.40	13.95 to 14.10	12.63 to 12.68
Assets, end of period $ (000’s)	58	86	37	61
Investment income ratio*	1.87%	1.57%	1.43%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(40.30%) to (39.92%)	8.51% to 9.19%	10.53% to 11.22%	26.26% to 26.79%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Quantitative Mid Cap Trust
	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	—	5	2	—

Unit fair value $	11.37 to 11.59	11.76 to 11.96	12.04 to 12.17	11.64 to 11.69
Assets, end of period $ (000’s)	—	63	24	—
Investment income ratio*	0.06%	0.62%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(3.26%) to (3.07%)	(2.35%) to (1.73%)	3.44% to 4.10%	16.38% to 16.86%

(ae)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	202	247	245	271

Unit fair value $	28.64 to 48.75	47.55 to 80.44	8.75 to 95.27	6.37 to 68.95
Assets, end of period $ (000’s)	11,272	22,279	26,964	21,947
Investment income ratio*	3.72%	2.77%	1.79%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(39.77%) to (39.39%)	(16.09%) to (15.56%)	37.31% to 38.17%	13.36% to 13.84%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	9	8	10	8

Unit fair value $	9.66 to 9.88	10.96 to 11.14	9.90 to 10.01	9.92 to 9.96
Assets, end of period $ (000’s)	89	93	96	83
Investment income ratio*	0.65%	6.44%	2.54%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(11.85%) to (11.30%)	10.66% to 11.36%	(0.20%) to 0.43%	(0.80%) to (0.37%)

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	7	7	6	3

Unit fair value $	7.73 to 7.91	14.00 to 14.24	11.78 to 11.90	11.23 to 11.27
Assets, end of period $ (000’s)	54	93	67	38
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(44.77%) to (44.42%)	18.88% to 19.62%	4.95% to 5.60%	12.25% to 12.73%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	369	340	361	371	406

Unit fair value $	14.09 to 15.45	17.49 to 19.05	15.59 to 18.45	14.92 to 17.65	16.16 to 17.27
Assets, end of period $ (000’s)	5,569	6,350	6,523	6,415	6,882
Investment income ratio*	7.86%	9.55%	3.41%	1.56%	2.99%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(19.43%) to (18.92%)	2.61% to 3.25%	3.88% to 4.55%	1.53% to 2.19%	1.43% to 0.70%

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (u)	Year Ended Dec. 31/04
Units, end of period (000’s)	682	705	738	774	764

Unit fair value $	10.94 to 11.84	18.21 to 19.59	15.99 to 17.19	14.10 to 15.15	12.23 to 12.91
Assets, end of period $ (000’s)	7,511	12,901	11,911	11,082	9,374
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(39.92%) to (39.54%)	13.27% to 13.98%	12.75% to 13.47%	16.61% to 23.35%	8.76% to 9.45%

(u)	Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	28	59	147	17

Unit fair value $	6.77 to 10.05	10.28 to 15.16	10.56 to 15.48	9.04 to 13.16
Assets, end of period $ (000’s)	224	658	1,601	189
Investment income ratio*	0.91%	1.40%	0.56%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(34.12%) to (33.70%)	(2.68%) to (2.07%)	16.89% to 17.64%	16.19% to 16.68%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	—	—	1	—

Unit fair value $	6.72 to 6.87	11.68 to 11.87	12.72 to 12.85	11.59 to 11.63
Assets, end of period $ (000’s)	1	4	7	2
Investment income ratio*	2.18%	1.98%	0.61%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(42.50%) to (42.13%)	(8.18%) to (7.60%)	9.78% to 10.47%	15.86% to 16.32%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Cap Trust
	Year Ended Dec. 31/08 (y)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	—	1	—	—

Unit fair value $	7.11 to 7.27	12.19 to 12.39	12.19 to 12.32	11.40 to 11.45
Assets, end of period $ (000’s)	—	16	3	1
Investment income ratio*	0.02%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(41.68%) to (41.37%)	(0.05%) to 0.57%	6.96% to 7.62%	14.01% to 14.48%

(y)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	49	57	53	48	42

Unit fair value $	15.14 to 25.43	20.61 to 34.40	21.36 to 35.44	18.02 to 29.70	16.59 to 27.18
Assets, end of period $ (000’s)	956	1,463	1,407	1,064	844
Investment income ratio*	1.30%	1.04%	0.11%	0.14%	0.97%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(26.53%) to (26.07%)	(3.52%) to (2.92%)	18.58% to 19.32%	8.53% to 14.00%	24.59% to 25.37%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	7	5	4	—

Unit fair value $	9.45 to 9.67	13.03 to 13.25	13.27 to 13.41	11.56 to 11.61
Assets, end of period $ (000’s)	69	62	58	—
Investment income ratio*	0.77%	0.19%	0.11%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(27.49%) to (27.05%)	(1.75%) to (1.14%)	14.79% to 15.50%	15.58% to 16.07%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	6	11	23	—

Unit fair value $	9.02 to 9.23	10.81 to 10.99	10.87 to 10.99	10.22 to 10.27
Assets, end of period $ (000’s)	52	124	255	4
Investment income ratio*	6.83%	7.57%	6.86%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(16.59%) to (16.07%)	(0.59%) to 0.02%	6.37% to 7.05%	2.22% to 2.66%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Strategic Income Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	7	—	—	—

Unit fair value $	10.12 to 10.36	11.14 to 11.33	10.59 to 10.70	10.24 to 10.28
Assets, end of period $ (000’s)	71	4	3	—
Investment income ratio*	43.94%	2.92%	5.43%	0.15%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(9.14%) to (8.57%)	5.17% to 5.85%	3.41% to 4.08%	2.39% to 2.83%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (v)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	861	991	915	847	841

Unit fair value $	16.85 to 18.01	16.03 to 17.03	15.06 to 15.89	14.56 to 15.27	14.31 to 14.91
Assets, end of period $ (000’s)	15,031	16,329	14,087	12,589	12,277
Investment income ratio*	4.68%	10.08%	3.47%	1.59%	4.60%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	5.13% to 5.79%	6.45% to 7.13%	3.42% to 4.07%	1.77% to 2.54%	3.40% to 4.05%

(v)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	39	30	31	11

Unit fair value $	12.27 to 12.71	12.02 to 12.37	11.13 to 11.39	10.81 to 10.99
Assets, end of period $ (000’s)	493	366	355	120
Investment income ratio*	5.09%	7.62%	3.27%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	2.11% to 2.76%	7.94% to 8.61%	3.01% to 3.67%	1.00% to 1.42%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	23	29	32	31

Unit fair value $	8.87 to 30.58	14.20 to 48.65	13.58 to 46.25	11.85 to 40.10
Assets, end of period $ (000’s)	422	761	733	585
Investment income ratio*	1.62%	2.29%	0.97%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(37.54%) to (37.15%)	4.54% to 5.19%	14.61% to 15.33%	10.67% to 11.14%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Turner Core Growth Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, end of period (000’s)	22	21	25	22	12

Unit fair value $	15.42 to 16.72	30.40 to 32.76	22.61 to 26.80	20.84 to 24.69	18.30 to 19.07
Assets, end of period $ (000’s)	319	600	572	454	215
Investment income ratio*	0.02%	0.36%	0.58%	0.60%	0.24%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.05% to 0.60%
Total return, lowest to highest***	(49.29%) to (48.97%)	21.67% to 22.43%	7.84% to 8.52%	13.21% to 17.20%	10.53% to 11.14%

	Sub-Account
	U.S. Core Trust
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (j)	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	—	—	—	1

Unit fair value $	7.59 to 7.76	11.45 to 11.64	11.37 to 11.49	10.48 to 10.52
Assets, end of period $ (000’s)	—	2	2	—
Investment income ratio*	1.12%	2.61%	0.94%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(33.72%) to (33.37%)	0.69% to 1.31%	8.58% to 9.26%	4.75% to 5.19%

(af)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(j)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	U.S. Global Leaders Growth Trust
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	—	2	1	4

Unit fair value $	11.38 to 11.60	11.32 to 11.51	10.99 to 11.10	10.86 to 10.90
Assets, end of period $ (000’s)	—	21	16	48
Investment income ratio*	0.09%	1.49%	0.00%	1.03%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	0.53% to 0.73%	3.08% to 3.72%	1.17% to 1.81%	8.59% to 9.03%

(ag)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. Government Securities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, end of period (000’s)	89	1	—	—

Unit fair value $	10.48 to 12.45	10.70 to 12.64	10.43 to 12.24	10.05 to 11.72
Assets, end of period $ (000’s)	939	18	2	—
Investment income ratio*	11.59%	13.68%	4.41%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(2.05%) to (1.44%)	2.62% to 3.25%	3.74% to 4.39%	0.52% to 0.96%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

Sub-Account
U.S. High Yield Bond Trust
Year Ended Dec. 31/08 (q)
Units, end of period (000’s)	27

Unit fair value $	9.10 to 9.31
Assets, end of period $ (000’s)	246
Investment income ratio*	12.89%
Expense ratio, lowest to highest**	0.00% to 0.63%
Total return, lowest to highest***	(21.35%) to (20.85%)

(q)	Fund available in prior year but no activity.

Sub-Account
U.S. Large Cap Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	—	—	—	—

Unit fair value $	7.40 to 7.57	12.17 to 12.37	12.28 to 12.41	11.16 to 11.21
Assets, end of period $ (000’s)	3	2	1	—
Investment income ratio*	3.29%	1.42%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(39.22%) to (38.85%)	(0.88%) to (0.26% )	9.99% to 10.68%	11.62% to 12.09%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

11.	Financial Highlights

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	15	23	12	10

Unit fair value $	11.62 to 11.89	19.01 to 19.33	15.01 to 15.17	11.53 to 11.57
Assets, end of period $ (000’s)	176	440	179	115
Investment income ratio*	3.02%	2.55%	2.18%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(38.88%) to (38.50%)	26.64% to 27.43%	30.25% to 31.06%	15.25% to 15.73%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Value Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of period (000’s)	2	1	—	—

Unit fair value $	8.70 to 8.90	14.80 to 15.05	13.76 to 13.90	11.44 to 11.48
Assets, end of period $ (000’s)	15	17	6	—
Investment income ratio*	1.44%	1.84%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(41.21%) to (40.84%)	7.60% to 8.26%	20.28% to 21.03%	14.36% to 14.84%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C:

OTHER INFORMATION

Item 26. Exhibits

(a) John Hancock Board Resolution establishing the separate account. Incorporated by reference to post-effective amendment no. 3 file number 33-63842 filed with the Commission on March 6, 1996.

(b) Not Applicable.

(c) (1) Master Distribution and Servicing Agreement dated May 1, 2006. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(2) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Distributors LLC, and the third party broker-dealer firms, incorporated by reference to pre-effective amendment number 2, file number 333-148991, filed with the Commission on October 7, 2008.

(d) (1) Form of Joint Flexible Premium Variable Universal Survivorship Policy. Incorporated by reference to post-effective amendment number 7 file number 333-73444 filed with the Commission on April 30, 2007.

(2) Form of Specimen Enhanced Cash Value Rider. Incorporated by reference to post-effective amendment number 7 file number 333-73444 filed with the Commission on April 30, 2007.

(3) Form of Specimen Policy Option Rider. Incorporated by reference to post-effective amendment number 7 file number 333-73444 filed with the Commission on April 30, 2007.

(e) Form of Specimen Policy Application. Incorporated by reference to post-effective amendment number 7 file number 333-73444 filed with the Commission on April 30, 2007.

(f) (1) John Hancock’s Restated Articles of Organization. Incorporated by reference to post-effective amendment no. 10 file number 333-76662 filed with the Commission on March 7, 2001.

(2) John Hancock’s Articles of Amendment. Incorporated by reference to pre-effective amendment no.1 file number 333- 91448 filed with the Commission on September 23, 2002.

(3) John Hancock’s Articles of Amendment dated February 18, 2005. Incorporated by reference to post-effective amendment number 9, Exhibit 27(f)(iii), file number 333-42378 filed with the Commission on May 1, 2006.

(4) John Hancock’s Amended And Restated By-Laws. Incorporated by reference to the Annual Report filed on Form 10-K file number 333-45862 filed with the Commission on March 27, 2002.

(5) John Hancock’s Amended And Restated By-Laws dated July 1, 2004. Incorporated by reference to post-effective amendment number 9, Exhibit 27(f)(v), file number 333-42378 filed with the Commission on May 1, 2006.

(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h) (1) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 4 file number 333-52128 filed with the Commission on September 12, 2002.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed on October 12, 2005.

(3) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(i) Service Agreement between John Hancock Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) dated April 28, 2004. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(j) Not Applicable.

(k) Opinion and consent of counsel as to securities being registered. Incorporated by reference to pre-effective amendment no. 1 file number 33-64364 filed with the Commission on October 29, 1993.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n) (1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum describing John Hancock and John Hancock Variable Life Insurance Company’s issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii). Incorporated by reference to post-effective amendment no. 2 file number 33-76662 filed with the Commission on April 19, 1996.

Powers of Attorney

(i) Powers of Attorney for John D. DesPrez III, James R. Boyle, and Jonathan Chiel are incorporated by reference to post-effective amendment number 7 file number 333-73444 filed with the Commission on May 1, 2006.

(ii) Powers of Attorney for Hugh McHaffie and Lynne Patterson are incorporated by reference to post-effective amendment number 7 file number 333-73444 filed with the Commission on April 30, 2007.

(iii) Power of Attorney for Scott S. Hartz is incorporated by reference to post-effective amendment number 8 file number 333-73444 filed with the Commission on April 28, 2008.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY as of April 1, 2009

Directors
John D. DesPrez III*	Chairman, President and Chief Executive Officer
James R. Boyle*	Executive Vice President
Jonathan C. Chiel*	Executive Vice President and General Counsel
Executive Vice President and Chief Investment Officer - US
Scott S. Hartz**	Investments
Hugh McHaffie*	Executive Vice President
Lynne Patterson*	Senior Vice President and Chief Financial Officer
Executive Vice Presidents
Robert T. Cassato*
Marc Costantini*
Steven A. Finch**
Marianne Harrison**
Katherine MacMillan******
Senior Vice Presidents
James D. Gallagher*
Peter Gordon***
Peter Levitt******	and Treasurer
Gregory Mack**
Ronald J. McHugh***
Lynne Patterson*	and Chief Financial Officer
Diana L. Scott*
Alan R. Seghezzi**	and Chief Counsel - Investments
Bruce R. Speca*
Brooks Tingle**
Ivor J. Thomas***
John G. Vrysen**
Vice Presidents
Emanuel Alves*	Counsel, and Corporate Secretary
Roy V. Anderson******
Susan Bellingham******
Arnold Bergman*

Stephen J. Blewitt**
Robert Boyda*
George H. Braun**
John Burrow***
William Burrow*
Tyler Carr*
Joseph Catalano*******
Philip Clarkson**	and Counsel
John J. Danello*
Willma Davis**
Peter de Vries***
Brent Dennis**
Lynn L. Dyer**	Counsel and Chief Compliance Officer - U.S. Investment
John Egbert*
David Eisan****
Edward Eng******
Carol Nicholson Fulp*
Paul Gallagher**
Wayne A. Gates****
Ann Gencarella**
Richard Harris*****	and Appointed Actuary
Dennis Healy**
Kevin Hill*
E. Kendall Hines**
James C. Hoodlet***	and Counsel
Naveed Irshad**
Terri Judge**
Roy Kapoor******
Mitchell Karman**	Chief Compliance Officer
Frank Knox*	Chief Compliance Officer - Retail Funds/Separate Accounts
Jonathan Kutrubes*
Cynthia Lacasse**
Robert Leach*
David Longfritz*
Janis K. McDonough**
William McPadden**
Nathaniel I. Margolis**
John Maynard**
Peter J. Mongeau**
Curtis Morrison***
Colm D. Mullarkey***
Scott Navin***
Nina Nicolosi*
James O’Brien**
Jacques Ouimet******
Phillip J. Peters**
Steven Pinover*
David Plumb**
Krishna Ramdial******	and Treasury
S. Mark Ray**
Jill Rebman*****
Karl G. Reinhold**
Mark Rizza*
Andrew Ross******
Thomas Samoluk*
Margo Sammons*****
Martin Sheerin**
Gordon Shone*
Jonnie Smith*
Yiji S. Starr*

Jeffery J. Whitehead*	and Controller
Henry Wong**
Randy Zipse***

*Principal business office is 601 Congress Street, Boston, MA 02110

**Principal business office is 197 Clarendon Street, Boston, MA 02117

***Principal business office is 200 Clarendon Street, Boston, MA 02117

***Principal business office is 380 Stuart Street, Boston, MA 02116

*****Principal business office is 200 Bloor Street, Toronto, Canada M4W1E5

******Principal business office is 250 Bloor Street, Toronto, Canada M4W1E5

*******Principal business office is 333 West Everett Street, Wilwaukee, WI 53203

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock, operated as a unit investment trust. Registrant supports benefits payable under John Hancock’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

The following chart displays corporations and LLCs controlled 50% or more by, or under common control with John Hancock as of December 31, 2008 appears below:

    Subsidiary Name

AIMV, LLC (Delaware)

Baystate Investments, LLC (Delaware)

CBPF Equity Holdings LLC (Delaware)

CEEP Equity Holdings LLC (Delaware)

Declaration Management & Research LLC (Delaware)

EIF Equity Holdings LLC (Delaware)

Essex Corporation (New York)

Essex Holding Company, Inc. (New York)

Frigate, LLC (Delaware)

Fusion Clearing, Inc (New York)

Hancock Capital Investment Management, LLC (Delaware)

Hancock Capital Investment IV LLC (Delaware)

Hancock Capital Management, LLC (Delaware)

Hancock Forest Management (NZ) Limited (New England)

Hancock Forest Management, Inc. (Delaware)

Hancock Mezzanine Investments, LLC (Delaware)

Hancock Mezzanine Investments II, LLC (Delaware)

Hancock Mezzanine Investments III, LLC (Delaware)

Hancock Natural Resource Group Australia Pty Limited (Australia)

Hancock Natural Resource Group, Inc. (Delaware)

Hancock Venture Partners, Inc. (Delaware)

HVP Special Purpose Sub I, Inc. (Delaware)

HVP Special Purpose Sub II, Inc. (Delaware)

HVP-Russia, Inc. (Delaware)

International Forest Investments Ltd. (Cayman Islands)

JH Networking Insurance Agency, Inc. (Massachusetts)

JHFS One Corp. (Massachusetts)

JHLICO CIP Investments, LLC (Delaware)

John Hancock Advisers LLC (Delaware)

John Hancock Assignment Company (Delaware)

John Hancock Energy Resources Management Inc. (Delaware)

John Hancock Financial Network, Inc. (Massachusetts)

John Hancock Funds LLC (Delaware)

John Hancock Investment Management Services, LLC (Delaware)

John Hancock Life & Health Insurance Company (Delaware)

John Hancock Leasing Corporation (Delaware)

John Hancock Property and Casualty Holding Company (Delaware)

John Hancock Real Estate Finance, Inc. (Delaware)

John Hancock Realty Advisors, Inc. (Delaware)

John Hancock Realty Management Inc. (Delaware)

John Hancock Signature Services, Inc. (Delaware)

John Hancock Subsidiaries LLC (Delaware)

John Hancock Timber Resource Corporation (Delaware)

John Hancock Variable Life Insurance Company (Massachusetts)

LR Company, LLC (Delaware)

LVI, LLC (Delaware)

MFC Global Investment Management (U.S.A.) LLC (Delaware)

New Amsterdam Insurance Agency, Inc. (New York)

P.T. Timber Inc. (Delaware)

REEF Equity Holdings LLC (Delaware)

San Jacinto Insurance Agency, Inc. (Texas)

Signator Insurance Agency, Inc. (Massachusetts)

Signator Investors, Inc. (Delaware) Signature Management Co., Ltd. (Bermuda)

The Berkeley Financial Group LLC (Delaware)

Viking Timber Gerenciamento De Florestas Do Brasil (Brazil)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Variable Annuity Separate Account I	Principal Underwriter
John Hancock Variable Annuity Separate Account JF	Principal Underwriter
John Hancock Variable Annuity Separate Account U	Principal Underwriter
John Hancock Variable Annuity Separate Account V	Principal Underwriter
John Hancock Variable Annuity Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter

John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC as of April 1, 2009.

Name	Title
Edward Eng*****	Board Manager
Barry Evans******	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker****	Board Manager
Karen Walsh*	Board Manager

Emanuel Alves*	Secretary
Philip Clarkson***	Vice President, U.S. Taxation
Brian Collins****	Vice President, U.S. Taxation
David Crawford****	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng*****	Services
Steven A. Finch**	President and Chief Executive Officer
Peter Levitt*****	Senior Vice President, Treasurer
Heather Justason****	Chief Operating Officer
Jeff Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Vice President and Chief Compliance Officer
Kris Ramdial*****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	Vice President, Annuity Distribution

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

******Principal Business Office is 101 Huntington Street, Boston, MA 02116

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock Life Insurance Company (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

The John Hancock Life Insurance Company hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 24th day of April, 2009.

JOHN HANCOCK VARIABLE LIFE

SEPARATE ACCOUNT UV

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY

By:    /s/ James R. Boyle

    James R. Boyle

    Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY

(Depositor)

By:    /s/ James R. Boyle

    James R. Boyle

    Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 24th day of April, 2009.

Signatures	Title

/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

/s/ Lynne Patterson	Director, Senior Vice President and Chief Financial Officer
Lynne Patterson

*	Director
John D. DesPrez III

*	Director
James R. Boyle

*	Director
Jonathan C. Chiel

*	Director
Scott S. Hartz

*	Director
Hugh McHaffie

/s/ James C. Hoodlet
James C. Hoodlet
Pursuant to Power of Attorney

May, 2009

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (“John Hancock”) and offering interests in John Hancock Variable Life Account UV (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy.

The investment options listed below are offered under variable life insurance policies bearing the title Annual Premium Variable Life.

Active Bond	Lifestyle Balanced	Optimized All Cap
Blue Chip Growth	Money Market B	Real Estate Securities
International Equity Index B

The investment options listed below are offered under variable life insurance policies bearing the following titles: Medallion Variable Life, Flex-V1, and Flex-V.

500 Index B	International Equity Index B	Money Market B
Active Bond	Lifestyle Balanced	Optimized All Cap
Blue Chip Growth	Lifestyle Growth	Overseas Equity
Capital Appreciation	Lifestyle Moderate	Real Estate Securities
Equity-Income	Mid Cap Intersection	Short-Term Bond
Global Bond	Mid Cap Stock	Small Cap Growth
High Yield	Mid Value	Total Bond Market B

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The investment options listed below are offered under variable life insurance policies bearing the following titles: Performance Survivorship Variable Universal Life, Medallion Executive Variable Life III, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, Medallion Variable Universal Life Plus, “Variable Estate Protection, Variable Estate Protection Plus, Performance Executive Variable Life, Variable Estate Protection Edge, Majestic Performance Survivorship Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection 98, and Majestic Variable Coli.

500 Index B	Franklin Templeton Founding Allocation	Optimized All Cap
Active Bond	Fundamental Value	Optimized Value
All Cap Core	Global	Overseas Equity
All Cap Growth	Global Allocation	Pacific Rim
All Cap Value	Global Bond	PIMCO VIT All Asset
Alpha Opportunities	Global Real Estate	Real Estate Securities
American Asset Allocation	Health Sciences	Real Return Bond
American Blue Chip Income and Growth	High Yield	Science & Technology
American Bond	International Core	Short-Term Bond
American Diversified Growth and Income	International Equity Index B	Small Cap Growth
American Fundamental Holdings	International Opportunities	Small Cap Index
American Global Diversification	International Small Cap	Small Cap Opportunities
American Growth	International Value	Small Cap Value
American Growth-Income	Investment Quality Bond	Small Company Value
American International	Large Cap	Strategic Bond
American New World	Large Cap Value	Strategic Income
Balanced	Lifestyle Aggressive	Total Bond Market B
Blue Chip Growth	Lifestyle Balanced	Total Return
Capital Appreciation	Lifestyle Conservative	Total Stock Market Index
Capital Appreciation Value	Lifestyle Growth	U.S. Government Securities
Core Allocation Plus	Lifestyle Moderate	U.S. High Yield Bond
Core Bond	Mid Cap Index	Utilities
Core Strategy	Mid Cap Intersection	Value
Disciplined Diversification	Mid Cap Stock	Brandes International Equity
Emerging Small Company	Mid Value	Business Opportunity Value
Equity-Income	Money Market B	Frontier Capital Appreciation
Financial Services	Natural Resources	Turner Core Growth

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Total annual portfolio operating expenses.

The following table shows the minimum and maximum total portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Annual Premium VLI policy, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.53%	0.85%

The following table shows the minimum and maximum total portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Medallion Variable Life, Flex V1, and Flex V2 policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.50%	1.14%

The following table shows the minimum and maximum total portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Performance Survivorship Variable Universal Life, Medallion Executive Variable Life III, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, Medallion Variable Universal Life Plus, Variable Estate Protection, Variable Estate Protection Plus, Performance Executive Variable Life, Variable Estate Protection Edge, Majestic Performance Survivorship Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection 98, and Majestic Variable Coli policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.50%	1.64%

Table of investment options and investment subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives

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investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, American New World, American Diversified Growth and Income, American Fundamental Holdings, American Global Diversification, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and is subject to a 0.60% Rule 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, American New World, and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC/ MFC Global Investment Management (U.S.), LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks, other equity securities and other asset classes of those companies within the Russell 3000 Index.*

All Cap Growth	Invesco AIM Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies of all market capitalizations. The subadviser focuses on stocks of companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

All Cap Value	Lord, Abbett & Co., LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to attain its objective by combining these different component styles into a single portfolio.

American Asset Allocation	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of the master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.

American Blue Chip Income and Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of the master fund, the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The master portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The master fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, as long as they are listed or traded in the U.S. The master portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities. The portfolio is designed for investors seeking both income and capital appreciation.

American Bond	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of the master fund, the Bond portfolio, a series of American Funds Insurance Series. The master fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba 1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the U.S.. The portfolio may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks. The portfolio is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital and income. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will generally invest between 70% and 80% of its assets in equity securities, which include securities held by the underlying portfolios, and between 20% and 30% of its assets in fixed income securities, which include securities held by the underlying portfolios.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying portfolios of the American Funds Insurance Series: Bond portfolio, Growth portfolio, Growth-Income portfolio, and International portfolio. The portfolio is permitted to invest in six other underlying portfolios of the American Funds Insurance Series: Asset Allocation portfolio, Blue Chip Income and Growth portfolio, Global Growth portfolio, Global Small Capitalization portfolio, High-Income Bond portfolio, and New World portfolio as well as other underlying portfolios. When purchasing shares of the American Funds Insurance Series, the portfolio only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will invest a significant portion of its assets in securities, which include securities held by the underlying portfolios, that are located outside of the U.S.

American Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada. In seeking to pursue its investment objective, the portfolio may invest in the securities of issuers representing a broad range of market capitalizations. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Growth–Income	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of the master portfolio, the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.* The portfolio is designed for investors seeking both capital appreciation and income.

American International	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American New World	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of the master fund, the New World portfolio, a series of American Funds Insurance Series. The New World portfolio invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. Under normal market conditions, the portfolio will invest at least 35% of its assets in equity and debt securities of issuers primarily based in what the subadviser deems qualified countries that have developing economies and/or markets. In addition, the portfolio may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The portfolio may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the portfolio will be invested in equity securities and 25-45% of the portfolio will be invested in fixed-income securities. The precise mix of equity and fixed-income securities will depend on the subadviser’s outlook for the markets and generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets, and its assessment of the relative attractiveness of each asset class.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities, based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 50%-75% equity instruments and 25%-50% fixed income instruments and will generally reflect the subadviser’s long term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%

The portfolio may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.

Emerging Small Company	RCM Capital Management, LLC	To seek long term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P Small Cap Index.*

Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that, at the time of investment, are principally engaged in financial services.

Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio operates as a fund of funds and invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: Global, Income and Mutual Shares portfolios, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investments (”REITs“), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality): Corporate Bonds, Preferred Stocks and Convertible Securities
Rating Agency
		Moody’s	Ba through C
		S&P	BB through D

International Core	Grantham, Mayo, Van Otterloo & Co, LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S. The portfolio seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index.*

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and generally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, ”medium-sized companies“ are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, ”medium-sized companies“ are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To seek to achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of ”A“ or ”AA“ and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, ”small-cap companies“ are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Cap Opportunities	Invesco AIM Capital Management, Inc. & Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, Invesco AIM Capital Management, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the- counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, ”small-cap companies“ are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P Small Cap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds.

Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
U.S. High Yield Bond	Wells Capital Management Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as ”junk bonds“ or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Utilities	MFS Investment Management	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen Investments	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCapValue Index.*

Brandes International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, LP	To seek to provide long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks and securities that are convertible into common stocks.

Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek to provide long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

Frontier Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation through investment in common stock of U.S. companies with emphasis on stocks with capitalzations consistent with the capitalization of those companies found in the Russell 2500 Index.*

Turner Core Growth (a series of M Fund, Inc.)	Turner Investment Partners, Inc.	To seek to provide long-term capital appreciaton through investment primarily in equity securities of U.S. issuers in the large-to-medium capitazliation segment of the U.S. stock market.

*

“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 2500,TM” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

Wilshire 5000 Total Market Index — $1 million to $385 billion MSCI All Country World Ex US Index — $199 million to $176 billion MSCI EAFE Index — $199 million to $126 billion

Russell 1000 Index — $41 million to $337.9 billion Russell 1000 Value Index — $41 million to $337.9 billion Russell 2000 Index — $3.2 million to $3.7 billion

Russell 2500 Index — $167 million to $6.8 billion (as of May 30, 2008) Russell 3000 Index — $3 million to $337.9 billion

Russell MidCap Index — $41 million to $13.8 billion Russell MidCap Value Index — $41 million to $13.8 billion S&P 500 Index — $224 million to $337.9 billion S&P MidCap 400 Index — $42 million to $4.6 billion S&P SmallCap 600 Index — $200 million to $1 billion

**	The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

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Payment of proceeds (This disclosure does not apply to the Majestic Variable Coli policy.)

As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with

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these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge. After 2009, such deductions from policy value will be treated as a return of premiums paid, but will not be included in income even if you have recovered all of your premiums.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

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Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

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Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit from the date it was issued. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalcuated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock representative. The SAI may be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.